STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                    Financial Statements for the Year Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       Management Discussion and Analysis

The Standish International Equity fund return for the twelve months ending September 30, 2001 was -15.40% versus -28.53% for the benchmark MSCI EAFE index. The fund's return exceeds that of the benchmark by solid margins for all measurement periods since the change of strategy to actively manage individual stock holdings in 1996.

The last twelve months were a very difficult period for international equities, reflected by the four consecutive negative quarterly returns of the EAFE index, climaxing in the worldwide sell-off following the terrorist attacks of September
11. The decline was led by technology stocks, which fell -64.8% as a group more than giving back the reckless gains observed in 1998 and 1999. Telecom stocks also were very weak, falling -46.53%. Conversely, sectors of a more defensive nature fared better, with Utilities up +0.70% as a group, Consumer Staples (food, beverage, etc.) only down -1.65%, and Energy stocks off -5.61%.

The collapse of Technology and Telecom stock prices over the last twelve months was also reflected in the performance of certain countries. Finland, which is dominated by Nokia (-76.2% for the period), fell -55.25% during the period. Sweden, where Ericsson (-60.2% for the period) is by far the largest company, fell -49.92%. While no market had a positive return for the twelve months, relatively Technology-free Austria fell only -1.34%. The remarkable reversal in relative performance could also be seen in other market measures. Value was clearly the winning discipline in the last twelve months, as the cheapest 30% of stocks outperformed the most expensive 30% of stocks by more than 30%.

The fund's value did not decline nearly as much as the index due to our positioning the portfolio in companies with more reasonable price multiples and because of the good performance of our analysts in picking stocks that held more of their value in a difficult environment. We outperformed the index in all ten economic sectors, including margins of more than 20% in Technology, Industrials, and Consumer Discretionary (e.g. autos) companies. We also outperformed the index by wide margins in each of the four largest markets, with margins of more than 20% in Germany and France, more than 15% in Japan, and a margin of 13.54% in the U.K.

The overall positioning of the portfolio will continue to reflect our philosophy of investing in companies with reasonable valuation and improving business momentum. Even with the market events of the last year, stocks of big companies still sell at higher price multiples than those of small companies, so we have an overweight position in smaller companies. Although we are in a clearly volatile market, with economic contraction likely to linger into 2002, fiscal and monetary policy is in place to make the eventual rebound significant.

Sincerely,

/s/ Remi J. Browne                         /s/ Peter Carpenter

Remi J. Browne                             Peter S. Carpenter

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

            Comparison of Change in Value of $100,000 Investment in
             Standish International Equity Fund and the EAFE Index

                   Standish
                 International
                  Equity Fund        EAFE Index
                    $100,000          $100,000
                    $100,350          $100,556
                    $101,450          $102,327
                     $99,900          $102,853
                     $99,600          $100,834
                    $103,400          $101,769
                    $100,300           $96,231
                    $100,750           $94,613
                    $110,384          $106,494
                    $110,486          $101,704
                    $112,818          $106,335
                    $106,835          $102,062
                    $110,942          $107,192
1989                $119,207          $111,151
                    $118,949          $107,015
                    $117,194           $99,546
                    $119,103           $89,173
                    $116,420           $88,465
                    $123,438           $98,562
                    $126,018           $97,693
                    $132,212           $99,069
                    $117,358           $89,450
                    $102,925           $76,984
                    $110,640           $88,977
                    $109,066           $83,727
1990                $107,963           $85,090
                    $110,802           $87,838
                    $120,174           $97,254
                    $115,140           $91,414
                    $116,639           $92,314
                    $118,353           $93,280
                    $111,659           $86,426
                    $116,950           $90,671
                    $115,384           $88,828
                    $119,218           $93,835
                    $121,269           $95,164
                    $115,654           $90,721
1991                $120,621           $95,408
                    $120,567           $93,372
                    $119,644           $90,029
                    $114,482           $84,086
                    $115,786           $84,481
                    $120,241           $90,136
                    $115,188           $85,863
                    $112,137           $83,666
                    $111,483           $88,913
                    $109,195           $87,158
                    $107,342           $82,586
1992                $108,595           $83,794
                    $108,595           $83,783
                    $111,560           $86,315
                    $116,446           $93,838
                    $119,411          $102,744
                    $120,948          $104,914
                    $120,070          $103,277
                    $123,818          $106,892
                    $132,418          $112,663
                    $130,213          $110,127
                    $139,309          $113,520
                    $135,065          $103,598
1993                $150,170          $111,078
                    $159,324          $120,469
                    $152,360          $120,135
                    $141,353          $114,961
                    $145,789          $119,839
                    $146,856          $119,151
                    $141,268          $120,835
                    $146,132          $121,997
                    $150,766          $124,885
                    $145,274          $120,951
                    $147,104          $124,979
                    $142,012          $118,972
1994                $139,645          $119,717
                    $132,457          $115,117
                    $129,860          $114,787
                    $132,578          $121,946
                    $137,893          $126,533
                    $138,135          $125,024
                    $135,975          $122,832
                    $142,943          $130,479
                    $138,095          $125,501
                    $139,247          $127,952
                    $134,884          $124,513
                    $138,035          $127,977
1995                $142,640          $133,133
                    $145,973          $133,680
                    $145,124          $134,132
                    $146,033          $136,981
                    $153,789          $140,963
                    $152,153          $138,369
                    $153,168          $139,148
                    $147,904          $135,081
                    $146,964          $135,377
                    $151,413          $138,974
                    $148,092          $137,552
                    $155,362          $143,025
1996                $153,255          $141,186
                    $149,696          $136,245
                    $152,399          $138,474
                    $150,619          $138,975
                    $150,355          $139,713
                    $160,968          $148,804
                    $168,472          $157,010
                    $170,851          $159,551
                    $157,693          $147,636
                    $164,972          $155,906
                    $156,573          $143,922
                    $151,463          $142,455
1997                $149,469          $143,698
                    $158,452          $150,270
                    $173,265          $159,912
                    $181,617          $164,836
                    $186,344          $166,141
                    $188,866          $165,334
                    $188,017          $166,586
                    $189,685          $168,274
                    $165,944          $147,427
                    $160,148          $142,907
                    $174,202          $157,804
                    $180,395          $165,889
1998                $186,131          $172,433
                    $185,079          $171,924
                    $180,064          $167,826
                    $182,248          $174,832
                    $192,279          $181,916
                    $182,491          $172,547
                    $188,395          $179,274
                    $193,458          $184,603
                    $193,132          $185,277
                    $194,193          $187,142
                    $198,358          $194,152
                    $201,951          $200,897
1999                $219,356          $218,928
                    $202,435          $205,018
                    $205,520          $210,537
                    $217,417          $218,698
                    $207,547          $207,190
                    $206,842          $202,129
                    $218,304          $210,034
                    $209,792          $201,228
                    $212,895          $202,975
                    $207,930          $193,092
                    $203,851          $188,531
                    $201,191          $181,461
2000                $208,902          $187,911
                    $211,550          $187,814
                    $204,173          $173,734
                    $191,596          $162,152
                    $205,876          $173,421
                    $203,417          $167,300
                    $200,579          $160,458
                    $196,972          $157,539
                    $196,687          $153,546
                    $175,899          $137,994

          ----------------------------------------------------------

                         Average Annual Total Return
                         (for periods ended 9/30/01)

                                                            Since
                                                          Inception
             1 Year      3 Year     5 Year     10 Year    12/08/1988
            --------     ------     ------     -------    ----------

            (15.40)%     3.18%      3.04%      3.97%        4.50%

          ----------------------------------------------------------


           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $47,149,679)                                                  $43,716,636
  Cash                                                                707,062
  Receivable for investments sold                                     882,046
  Receivable for Fund shares sold                                   3,600,100
  Interest and dividends receivable                                   109,916
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                        107,371
  Unrealized appreciation on forward foreign currency
    exchange contracts (Note 6)                                         4,500
  Tax reclaim receivable                                               66,209
  Prepaid expenses                                                      8,364
                                                                  -----------
    Total assets                                                   49,202,204
LIABILITIES
  Payable for investments purchased                     $874,337
  Unrealized depreciation on forward foreign currency
    exchange contracts (Note 6)                           32,333
  Accrued accounting, custody and transfer agent fees     30,324
  Accrued trustees' fees and expenses (Note 2)             1,270
  Accrued expenses and other liabilities                  36,900
                                                        --------
    Total liabilities                                                 975,164
                                                                  -----------
NET ASSETS                                                        $48,227,040
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $54,050,849
  Accumulated net realized loss                                    (2,723,564)
  Undistributed net investment income                                 254,861
  Net unrealized depreciation                                      (3,355,106)
                                                                  -----------
TOTAL NET ASSETS                                                  $48,227,040
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,602,463
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $     18.53
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $108,267)                                                       $   808,630
  Interest income                                                        74,123
                                                                    -----------
    Total investment income                                             882,753
EXPENSES
  Investment advisory fee (Note 2)                     $   332,182
  Accounting, custody, and transfer agent fees             167,000
  Professional fees                                         39,192
  Registration fees                                          9,060
  Insurance expense                                          6,190
  Trustees' fees and expenses (Note 2)                       4,198
  Miscellaneous                                              9,111
                                                       -----------
    Total expenses                                         566,933

Deduct:
  Waiver of investment advisory fee (Note 2)              (152,193)
                                                       -----------
      Net expenses                                                      414,740
                                                                    -----------
        Net investment income                                           468,013
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                    (1,946,883)
    Financial futures contracts                           (763,885)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          (10,000)
                                                       -----------
      Net realized loss                                              (2,720,768)
  Change in unrealized appreciation (depreciation)
    Investment securities                               (5,329,608)
    Financial futures contracts                            137,441
    Foreign currency and forward foreign currency
      exchange contracts                                   (39,024)
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                               (5,231,191)
                                                                    -----------
    Net realized and unrealized loss                                 (7,951,959)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(7,483,946)
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   468,013         $   406,559
  Net realized gain (loss)                                   (2,720,768)          2,602,017
  Change in net unrealized appreciation (depreciation)       (5,231,191)           (144,432)
                                                            -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                               (7,483,946)          2,864,144
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G)
  From net investment income                                   (362,904)           (723,326)
  From net realized gains on investments                     (2,156,915)         (2,551,831)
                                                            -----------         -----------
  Total distributions to shareholders                        (2,519,819)         (3,275,157)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           22,438,303           3,622,701
  Value of shares issued to shareholders in payment of
    distributions declared                                    2,339,100           2,870,889
  Cost of shares redeemed                                    (5,776,432)         (5,871,177)
                                                            -----------         -----------
  Net increase in net assets from Fund share
    transactions                                             19,000,971             622,413
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS                                  8,997,206             211,400
NET ASSETS
  At beginning of year                                       39,229,834          39,018,434
                                                            -----------         -----------
  At end of year (including undistributed net
    investment income of $254,861 and $168,602)             $48,227,040         $39,229,834
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               NINE MONTHS
                                               YEAR ENDED SEPTEMBER 30,           ENDED         YEAR ENDED
                                          ---------------------------------   SEPTEMBER 30,    DECEMBER 31,
                                           2001         2000         1999         1998       1997          1996
                                          -------      -------      -------      -------    -------      -------
NET ASSET VALUE, BEGINNING OF YEAR        $ 23.45      $ 23.77      $ 20.17      $ 23.57    $ 23.25      $ 23.54
                                          -------      -------      -------      -------    -------      -------
FROM INVESTMENT OPERATIONS:
  Net investment income                      0.24(1)      0.24(1)      0.27(1)      0.32       0.39         0.47
  Net realized and unrealized gain
    (loss) on investments                   (3.63)        1.42         3.98        (1.17)      1.44         1.28
                                          -------      -------      -------      -------    -------      -------
Total from investment operations            (3.39)        1.66         4.25        (0.85)      1.83         1.75
                                          -------      -------      -------      -------    -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                (0.20)       (0.43)       (0.33)       (0.31)     (0.30)       (0.51)
  From net realized gain on investments     (1.33)       (1.55)       (0.32)       (2.24)     (1.21)       (1.53)
                                          -------      -------      -------      -------    -------      -------
Total distributions to shareholders         (1.53)       (1.98)       (0.65)       (2.55)     (1.51)       (2.04)
                                          -------      -------      -------      -------    -------      -------
NET ASSET VALUE, END OF YEAR              $ 18.53      $ 23.45      $ 23.77      $ 20.17    $ 23.57      $ 23.25
                                          =======      =======      =======      =======    =======      =======
TOTAL RETURN+++                            (15.40)%       7.07%       21.26%       (2.92)%     7.65%++      7.44%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)     1.00%        1.00%        1.00%        1.00%      0.84%+       0.50%
  Net Investment Income (to average
    daily net assets)                        1.13%        0.98%        1.20%        1.30%      1.78%+       1.80%
  Portfolio Turnover                           74%         112%         195%         206%       155%++       163%
  Net Assets, End of Year (000's
    omitted)                              $48,227      $39,230      $39,018      $36,816    $49,497      $47,739

-----------------
* For the periods indicated, the investment advisor voluntary agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

Net investment income per share           $  0.16(1)   $  0.15(1)   $  0.18(1)   $  0.22    $  0.29      $  0.27
Ratios (to average daily net assets):
  Expenses                                   1.37%        1.36%        1.41%        1.42%      1.42%+       1.29%
  Net investment income                      0.76%        0.62%        0.79%        0.88%      1.20%+       1.01%

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                  SHARES      (NOTE 1A)
-------------------------------------------------------------------------------

EQUITIES -- 85.9%
AUSTRALIA -- 3.1%
BHP Billiton Ltd.                                          35,171   $    148,801
CSR Ltd.                                                   40,400        124,508
Coca-Cola Amatil Ltd.                                     119,000        320,387
National Australia Bank Ltd.                               32,000        404,894
Santos Ltd.                                               117,300        342,417
St. George Bank Ltd.                                       21,200        158,374
                                                                    ------------
                                                                       1,499,381
                                                                    ------------
AUSTRIA -- 1.1%
Boehler-Uddeholm AG                                         2,700        114,128
Flughafen Wien AG                                           5,300        144,642
OMV AG                                                      3,400        275,521
                                                                    ------------
                                                                         534,291
                                                                    ------------
BELGIUM -- 1.6%
Almanij NV                                                  6,500        221,221
Fortis B                                                    8,100        197,838
Umicore                                                     9,200        347,438
                                                                    ------------
                                                                         766,497
                                                                    ------------
DENMARK -- 1.6%
Danske Bank A/S                                            19,300        302,130
East Asiatic Co. Ltd. A/S*                                  6,300        138,688
Novo Nordisk A/S, Class B                                   3,500        145,109
Topdanmark A/S*                                             8,000        193,724
                                                                    ------------
                                                                         779,651
                                                                    ------------
FINLAND -- 1.3%
Huhtamaki Oyj                                               5,200        163,254
Instrumentaruim Group OYJ, Class B                          6,000        208,572
Sampo Insurance Co., Class A                               22,700        173,519
Tietoenator Oyj                                             5,800        109,518
                                                                    ------------
                                                                         654,863
                                                                    ------------
FRANCE -- 8.4%
Banque National de Paris                                    6,850        559,768
PSA Peugeot Citroen SA                                     12,600        468,959
Pechiney SA, Class A                                        2,600         98,189
Pernod-Ricard SA                                            3,900        284,807
Remy Cointreau                                              5,900        118,118
Sanofi-Synthelabo SA                                        9,700        631,130
Societe Air France                                         14,900        162,708
Societe Generale, Class A                                   8,800        438,838
Suez SA                                                     6,000        199,290
Total SA Series B                                           3,615        485,223
Unilog SA                                                   4,200        204,477
Vallourec SA                                                6,600        287,087
Vinci SA                                                    2,200        129,129
                                                                    ------------
                                                                       4,067,723
                                                                    ------------
GERMANY -- 5.9%
Altana AG                                                   6,264        302,113

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

GERMANY (CONTINUED)
Bewag Aktiengesellschaft                                   30,100   $    350,605
Deutsche Bank AG Registered Shares                          8,500        461,779
E.On AG                                                     8,100        415,724
GEHE AG                                                     7,400        308,417
Jenoptik AG                                                 7,480        114,354
Muenchener Rueckuer AG Registered Shares                    1,200        311,220
SAP AG                                                      1,000        105,332
Volkswagon AG                                              13,150        457,240
                                                                    ------------
                                                                       2,826,784
                                                                    ------------
GREECE -- 0.5%
Cosmote Mobile Communication                               29,700        265,946
                                                                    ------------
HONG KONG -- 1.3%
China Unicom*                                             299,000        322,008
Hang Lung Development Co.                                 353,000        287,386
Regal Hotel International*                                    800             18
                                                                    ------------
                                                                         609,412
                                                                    ------------
IRELAND -- 1.2%
Allied Irish Bank PLC                                      40,900        367,352
DCC PLC                                                    23,200        198,453
                                                                    ------------
                                                                         565,805
                                                                    ------------
ITALY -- 3.7%
Banca Intesa Spa                                           75,500        183,442
Banca Popolare di Novara*                                  20,600        112,289
Buzzi Unicem Spa                                           30,700        192,486
ENI Spa                                                    57,350        707,154
Italgas Spa                                                14,900        136,268
Marzotto Spa                                               24,400        166,463
Parmalat Finanzaria Spa                                   102,024        267,385
                                                                    ------------
                                                                       1,765,487
                                                                    ------------
JAPAN -- 20.2%
Aisin Seiki Co. Ltd.                                       16,000        206,897
Bank of Fukuoka Ltd.                                       49,000        203,825
Canon, Inc.                                                15,000        410,529
Daicel Chem Industries Ltd.                                55,000        152,369
Daimaru, Inc.                                              51,000        198,058
Daito Trust Construction Co. Ltd.                          29,000        467,233
Fast Retailing Co. Ltd.                                       800         89,655
Fuji Photo Film Co. Ltd.                                   11,000        377,469
Gunze Ltd.                                                 55,000        190,115
Honda Motor Co. Ltd.                                        8,000        259,123
KDDI Corp.                                                     52        141,881
Kaken Pharmaceutical Co. Ltd.                              33,000        223,719
Komori Corp.                                               37,000        464,513
Kubota Corp.                                               61,000        171,033
Matsumotokiyoshi Co. Ltd.                                   6,200        258,939
Mitisui O.S.K. Lines Ltd.                                  69,000        143,798
Mitsubishi Motor Corp.                                     53,000        377,938
Mitsui & Co. Ltd.                                          20,000        113,157
Mitsui Fudosan Co. Ltd.                                    39,000        443,924

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)
Nippon Meat Packers, Inc.                                  15,000   $    140,860
Nippon Shinpan Co. Ordinary Shares                        125,000        214,471
Nippon Telegraph and Telephone Corp.                           49        228,021
Nissan Motor Co. Ltd.                                     118,000        490,844
Ricoh Corp. Ltd.                                           34,000        510,512
Sanyo Shinpan Finance Co. Ltd.                              7,700        220,405
Seino Transportation Co. Ltd.                              35,000        155,256
Shikoku Electric Power                                      7,700        127,603
Shimachu Co. Ltd.                                          19,000        291,011
Sumitomo Realty & Development Co. Ltd.                     75,000        522,263
Takeda Chemical Industries Ltd.                             9,000        414,295
Takefuji Corp.                                              2,400        188,818
Tanabe Seiyaku Co. Ltd.                                    37,000        328,256
Tokyo Electric Power Co., Inc.                             21,800        541,898
Toyo Seikan Kaisha Ltd.                                    20,000        270,338
Tsubakimoto Chain Co.                                      58,000        138,835
Yokogawa Electric Corp.                                    12,000         86,676
                                                                    ------------
                                                                       9,764,537
                                                                    ------------
NETHERLANDS -- 4.5%
Aegon NV                                                    5,000        130,676
ING Groep NV                                               23,552        630,753
Koninklijke Ahold NV                                        6,700        185,958
Koninklijke Boskalis Westminster NV                        10,700        325,703
Koninklijke Vopak NV                                        9,100        144,917
Royal Dutch Petroleum Co.                                   9,665        485,668
Wereldhave NV                                               2,900        131,422
Wolters Kluwer NV                                           5,200        115,177
                                                                    ------------
                                                                       2,150,274
                                                                    ------------
NORWAY -- 1.4%
Den Norske Bank ASA                                        32,000        118,900
Norske Hydro ASA                                           10,900        399,481
Tandberg ASA*                                              12,200        182,010
                                                                    ------------
                                                                         700,391
                                                                    ------------
PORTUGAL -- 0.3%
Electricidade de Portugal SA                               53,500        138,265
                                                                    ------------
SINGAPORE -- 0.7%
Elec & Eltek International Co. Ltd.                        48,000        119,520
Fraser & Neave Ltd. Ordinary Shares                        52,000        212,005
Sembcorp Industries Ltd. Ordinary Shares                      153            123
                                                                    ------------
                                                                         331,648
                                                                    ------------
SPAIN -- 3.1%
Actividades de Construccion y Servicios SA                  4,900        117,673
Corporacion Mapfre, Compania Internacional de
  Reaseguros SA                                            17,700        104,534
Endesa SA                                                  13,428        208,342
Grupo Dragados SA                                          20,700        253,358
Grupo Empresarial Ence SA                                   8,000         85,904
Metrovacesa SA                                             19,200        243,734

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

SPAIN (CONTINUED)
Repsol SA                                                  16,600   $    238,675
Telefonica SA*                                             22,100        244,148
                                                                    ------------
                                                                       1,496,368
                                                                    ------------
SWEDEN -- 0.8%
Holmen AB, B Shares                                         6,600        120,391
Svenska Handelbanken, Class A                              20,400        264,298
                                                                    ------------
                                                                         384,689
                                                                    ------------
SWITZERLAND -- 5.3%
Baloise Holding Ltd. Registered Shares                      1,600        114,462
Credit Suisse Group Registered Shares*                      5,400        188,159
Givaudan Registered Shares                                    870        261,295
Helvetia Patria Holding Registered Shares                   1,640        238,187
Hilti AG-PC                                                   140         83,318
Logitech Intenational SA*                                  12,100        278,341
Nestle SA Registered Shares                                 1,100        234,043
Schweizersche Lebensversicherungs-Und
  Rentenanstalt                                               200         84,613
Swisscom AG Registered Shares                               2,260        635,560
UBS AG Registered Shares                                    5,035        234,749
Valora Holding AG Registered Shares                         1,200        191,674
                                                                    ------------
                                                                       2,544,401
                                                                    ------------
UNITED KINGDOM -- 19.9%
Aggregate Industries PLC                                  240,100        295,052
Amersham PLC                                               21,200        180,804
Anglo American PLC                                         27,900        335,874
BP Amoco PLC                                              102,300        846,119
Barclays PLC Ordinary Shares                               12,400        341,440
Barratt Developments PLC Ordinary Shares                   56,600        251,561
British Telecommunications PLC                             22,000        110,083
CGU PLC                                                     9,700        119,843
Cadbury Schweppes PLC                                      20,600        133,850
De La Rue PLC                                              34,100        221,818
Debenhams PLC                                              70,800        395,686
Enterprise Oil PLC Ordinary Shares                         49,800        378,180
Glaxo Wellcome PLC                                         38,700      1,093,532
Imperial Tobacco Group PLC                                 17,000        210,284
Kelda Group PLC                                            87,600        483,453
Meggitt PLC                                                62,000        140,588
Northern Foods PLC                                        155,000        346,733
Northern Rock PLC                                          44,900        338,326
Old Mutual PLC                                            155,800        268,844
Pace Micro Technology PLC                                  38,900        132,818
RM PLC                                                     22,900         64,034
Royal Bank of Scotland Group PLC                           34,608        762,970
Royal Sun Alliance Insurance Group PLC                     19,900         99,722
Safeway PLC                                                55,900        263,258
Smith & Nephew PLC                                         40,100        203,602
Tesco PLC Ordinary Shares                                 121,500        457,758
Vodafone Group PLC                                        345,800        763,371
Wimpey (George) PLC                                       139,000        363,105
                                                                    ------------
                                                                       9,602,708
                                                                    ------------
TOTAL EQUITIES (COST $44,882,202)                                     41,449,121
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                           PAR         VALUE
SECURITY                            RATE     MATURITY     VALUE      (NOTE 1A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.7%
U.S. GOVERNMENT AGENCY -- 0.2%
FHLMC Discount Note=/=+            2.828%   12/13/2001   $100,000   $     99,430
                                                                    ------------
REPURCHASE AGREEMENTS -- 4.5%

Tri-party repurchase agreement dated
9/28/01 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company,
due 10/01/01, with a maturity value of
$2,168,500 and an effective yield of
2.30%, collateralized by a U.S.
Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and a
market value of $2,212,906.                                            2,168,085
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,267,477)                         2,267,515
                                                                    ------------

TOTAL INVESTMENTS -- 90.6% (COST
 $47,149,679)                                                       $ 43,716,636
OTHER ASSETS, LESS LIABILITIES -- 9.4%                                 4,510,404
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 48,227,040
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS:
FHLMC - Federal Home Loan Mortgage Corporation

*    Non-income producing security.
=/=  Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                    PERCENTAGE
INDUSTRY SECTOR                                                    OF NET ASSETS
--------------------------------------------------------------------------------

Financial                                                              22.0%
Consumer Discretionary                                                  9.6%
Industrials                                                             9.0%
Health Care                                                             8.4%
Energy                                                                  7.8%
Consumer Staples                                                        7.1%
Materials                                                               6.2%
Telecommunication Services                                              5.6%
Utilities                                                               5.4%
Information Technology                                                  4.8%
Short-Term Investments                                                  4.7%
                                                                       ----
                                                                       90.6%
                                                                       ----

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Equity Fund (the "Fund") is a separate, diversified investment series of the Trust.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Fund's investment adviser. Advisory agreements between the Funds and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Fund appear in Note 8.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At September 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $429,204, which expires on September 30, 2009. The Fund elected to defer to its fiscal year ending September 30, 2002 $2,284,222 of losses recognized during the period November 1, 2000 to September 30, 2001.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among paid in capital, undistributed net investment income and accumulated net realized gain
      (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      H. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Fund's average daily net assets. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of Standish, provided investment advisory and administrative services and was paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.00% of the Fund's average daily net assets. Pursuant to these agreements, for the year ended September 30, 2001, Standish Mellon and SIMCO voluntarily did not impose $152,193 of its investment advisory fees. These agreements are voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001 were $39,843,233 and $29,336,045, respectively. For the year ended September 30, 2001, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                    YEAR ENDED           YEAR ENDED
                                                                SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                                ------------------   ------------------
      Shares sold                                                   1,093,457             153,076
      Shares issued to shareholders in payment of
        distributions declared                                        108,002             123,830
      Shares redeemed                                                (272,055)           (245,571)
                                                                    ---------            --------
      Net increase                                                    929,404              31,335
                                                                    =========            ========

      At September 30, 2001, two shareholders held of record approximately 23% and 12% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund. A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish and its affiliates have either sole or joint investment discretion.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $47,159,817
                                                                    ==========
      Gross unrealized appreciation                                  2,335,994
      Gross unrealized depreciation                                 (5,779,175)
                                                                    ----------
      Net unrealized depreciation                                   $(3,443,181)
                                                                    ==========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2001.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2001, the Fund held the following forward foreign currency exchange contracts:

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                LOCAL PRINCIPAL    CONTRACT        MARKET           AGGREGATE      UNREALIZED
      CONTRACTS TO RECEIVE          AMOUNT        VALUE DATE        VALUE          FACE AMOUNT        LOSS
      ---------------------------------------------------------------------------------------------------------
      Euro Dollar                   5,309,000     12/21/2001   $     4,816,378   $    4,844,748   $     (28,370)
      Japanese Yen                184,870,000     12/21/2001         1,555,662        1,559,625          (3,963)
                                                               ---------------   --------------   -------------
      TOTAL                                                    $     6,372,040   $    6,404,373   $     (32,333)
                                                               ===============   ==============   =============

                                LOCAL PRINCIPAL    CONTRACT        MARKET           AGGREGATE      UNREALIZED
      CONTRACTS TO DELIVER          AMOUNT        VALUE DATE        VALUE          FACE AMOUNT        GAIN
      --------------------------------------------------------------------------------------------------------
      Euro Dollar                      175,000    12/21/2001   $       158,762   $      162,531   $      3,769
      Japanese Yen                   4,900,000    12/21/2001            41,262           41,993            731
                                                               ---------------  ---------------   ------------
      TOTAL                                                    $       200,024   $      204,524   $      4,500
                                                               ===============   ==============   ============

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Fund held the following financial futures contracts:

                                                   EXPIRATION   UNDERLYING FACE
      CONTRACT                          POSITION      DATE      AMOUNT AT VALUE   UNREALIZED GAIN (LOSS)
      -------------------------------------------------------------------------------------------------
      MSCI (275 contracts)                Long     12/24/2001     $4,824,820             $106,069
      Topix Futures (18 contracts)        Long     12/17/2001      1,529,126                 (166)
                                                                                         --------
                                                                                         $105,903
                                                                                         ========

      At September 30, 2001, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      (7)   LINE OF CREDIT:

      The Fund, other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2001 the expense related to this commitment fee was $1,429 for the Fund.

      During the year ended September 30, 2001, the Fund had no borrowings under the credit facility.

      (8)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Fund and Standish Mellon, the successor to Standish:

      Affirmative                                                  1,548,615.356
      Against                                                              1.000
      Abstain                                                         17,094.569
                                                                   -------------
      Total                                                        1,565,710.925
                                                                   =============

--------------------------------------------------------------------------------

      TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $106,797 as capital gain dividends for the year ended September 30, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Equity Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                    Financial Statements for the Period Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                       Management Discussion and Analysis

The Standish International Small Cap Fund declined 17.13% for the fiscal year ended September 30, 2001, compared to a decline of 26.46% for its benchmark, the Salomon Smith Barney Extend Market Index (World ex US). The valued added over the benchmark was predominately a function of stock selection rather than country or sector allocation.

Small cap equity markets moved in a downward direction for most of the past fiscal year, reacting to signs of a weakening global economy and corporate earnings picture. The September 11th terrorist attack on America punctuated the fiscal year, spreading fear and uncertainty among the investment community. The precipitous decline during the weeks that followed accounted for 60% of the decline for the entire period.

All the countries represented in the benchmark posted double-digit declines except for the relatively isolated Australia and New Zealand. Even though a company's domicile was not a particularly important influence on its performance, its economic sector certainly was important. The wide disparity in performance among sectors was unmistakable and quite remarkable. Technology and telecom service companies have continued to suffer following the bursting bubble in March 2000. Both sectors declined approximately 70% during the period. In sharp contrast, traditionally defensive sectors such as consumer staples and utilities actually advanced a few percent. Not surprisingly, companies with relatively low valuations performed well in this environment.

The Fund outperformed its benchmark by 9.3% during the past fiscal year. Stock selection in Germany, Japan, the Netherlands and the United Kingdom provided the greatest boost to Fund performance. Stock selection across sectors was broad-based, with the Fund outpacing its benchmark in 7 out of 10 sectors. Fund holdings in the consumer discretionary sector were particularly strong, outpacing the benchmark by 28%. Two standout performers include the U.K. retailers Arcadia Group and Debenhams Plc, both up in a down market.

Although we expect a global economic recovery, the timing is always difficult to judge. Regardless of the exact turning point, small caps should reap the greatest reward of an economic upswing. We remain focused on finding the most attractive small cap investment opportunities outside the United States' borders.

Thank you for your continued support of the Standish International Small Cap
Fund.

Sincerely,

/s/ Daniel B. LeVan                         /s/ Joseph J. Schirripa

Daniel B. LeVan                             Joseph J. Schirripa

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

            Comparison of Change in Value of $100,000 Investment in
     Standish International Small Cap Fund and the Salomon EMI (ex US) Index

                     Standish
                   International
                   Small Cap Fund               Salomon EMI (ex US)

                      $100,000                      $100,000
                       102,862                       101,781
                       106,613                       103,364
                       109,123                       105,739
                       114,061                       111,301
                       116,694                       110,395
                       117,983                       110,406
                       114,691                       106,230
                       117,131                       107,305
                       118,543                       107,906
                       120,079                       107,483
                       125,367                       109,241
1997                   125,933                       107,231
                       125,851                       104,915
                       129,957                       106,678
                       129,050                       105,259
                       128,966                       103,691
                       138,811                       110,332
                       144,933                       112,826
                       146,473                       111,122
                       142,099                       106,382
                       147,408                       108,276
                       140,758                       103,997
                       131,645                        99,354
1998                   127,767                        97,156
                       134,649                       101,207
                       146,020                       108,758
                       155,480                       113,869
                       162,031                       114,732
                       164,992                       116,872
                       158,609                       113,463
                       155,519                       112,680
                       134,010                        98,865
                       125,511                        96,295
                       133,595                       103,093
                       138,090                       106,392
1999                   140,652                       108,962
                       142,767                       108,624
                       144,763                       106,517
                       153,742                       110,515
                       164,443                       116,499
                       161,466                       113,449
                       175,694                       117,317
                       186,701                       121,704
                       191,557                       123,578
                       193,860                       123,285
                       189,776                       122,052
                       191,930                       126,226
2000                   198,510                       134,608
                       195,691                       131,278
                       199,996                       136,778
                       209,396                       137,339
                       201,764                       128,961
                       202,351                       126,730
                       216,065                       134,942
                       210,550                       130,314
                       217,247                       134,328
                       209,762                       127,840
                       205,622                       120,757
                       202,471                       115,782
2001                   206,590                       120,702
                       208,003                       121,885
                       201,743                       117,095
                       187,102                       107,833
                       200,856                       115,532
                       203,486                       115,255
                       200,451                       111,117
                       195,978                       108,206
                       196,791                       107,849
                       173,819*                       94,001

                 -------------------------------------------------

                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                                         Since
                                                       Inception
                   1 Year      3 Year*     5 Year*     1/02/1996*
                   ------      -------     -------     ----------

                  (17.13)%     11.46%      7.96%         10.09%

                 -------------------------------------------------

           *Combined limited partnership and mutual fund performance.


           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $23,833,297)                                                    $22,324,724
  Receivable for investments sold                                       205,003
  Receivable for Fund shares sold                                           875
  Interest and dividends receivable                                      55,595
  Receivable for variation margin on closed financial
    futures contracts (Note 6)                                              415
  Tax reclaim receivable                                                 27,560
  Prepaid expenses                                                        7,506
                                                                    -----------
    Total assets                                                     22,621,678
LIABILITIES
  Payable for investments purchased                     $123,854
  Due to custodian                                        60,380
  Accrued accounting, custody and transfer agent fees     29,001
  Accrued trustees' fees and expenses (Note 2)               298
  Accrued expenses and other liabilities                  21,972
                                                        --------
    Total liabilities                                                   235,505
                                                                    -----------
NET ASSETS                                                          $22,386,173
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $25,583,550
  Accumulated net realized loss                                      (1,765,935)
  Undistributed net investment income                                    77,651
  Net unrealized depreciation                                        (1,509,093)
                                                                    -----------
TOTAL NET ASSETS                                                    $22,386,173
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,619,269
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $      8.55
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $67,797)                                                        $   510,247
  Interest income                                                        26,824
                                                                    -----------
    Total investment income                                             537,071
EXPENSES
  Investment advisory fee (Note 2)                     $   228,769
  Accounting, custody, and transfer agent fees             168,789
  Professional fees                                         21,522
  Registration fees                                         17,330
  Insurance expense                                          5,099
  Trustees' fees and expenses (Note 2)                       3,054
  Miscellaneous                                              8,311
                                                       -----------
    Total expenses                                         452,874

Deduct:
  Waiver of investment advisory fee (Note 2)              (166,911)
                                                       -----------
    Net expenses                                                        285,963
                                                                    -----------
      Net investment income                                             251,108
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                    (1,524,618)
    Financial futures contracts                           (206,978)
    Foreign currency transactions and forward foreign
      currency exchange contracts                          (39,264)
                                                       -----------
      Net realized loss                                              (1,770,860)
  Change in unrealized appreciation (depreciation)
    Investment securities                               (2,903,769)
    Foreign currency and forward foreign currency
      exchange contracts                                       942
                                                       -----------
      Change in net unrealized appreciation
        (depreciation)                                               (2,902,827)
                                                                    -----------
    Net realized and unrealized loss                                 (4,673,687)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(4,422,579)
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                              FEBRUARY 1, 2000
                                                                              (COMMENCEMENT OF
                                                             YEAR ENDED        OPERATIONS) TO
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   251,108         $   125,663
  Net realized gain (loss)                                   (1,770,860)            488,701
  Change in net unrealized appreciation (depreciation)       (2,902,827)            289,126
                                                            -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                               (4,422,579)            903,490
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1G)
  From net investment income                                   (192,844)           (109,744)
  From net realized gains on investments                       (480,372)                 --
                                                            -----------         -----------
  Total distributions to shareholders                          (673,216)           (109,744)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Proceeds from shares issued in reorganization of
    SIMCO International Small Cap Fund L.P.                          --          10,796,305
  Net proceeds from sale of shares                           14,330,809           5,746,065
  Value of shares issued to shareholders in payment of
    distributions declared                                      618,088              91,724
  Cost of shares redeemed                                    (4,558,673)           (336,096)
                                                            -----------         -----------
  Net increase in net assets from Fund share
    transactions                                             10,390,224          16,297,998
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS                                  5,294,429          17,091,744
NET ASSETS
  At beginning of year                                       17,091,744                  --
                                                            -----------         -----------
  At end of year (including undistributed net
    investment income of $77,651 and $24,312)               $22,386,173         $17,091,744
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                                   FEBRUARY 1, 2000
                                                             YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         SEPTEMBER 30, 2001     TO SEPTEMBER 30, 2000
                                                         ------------------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 10.65                  $ 10.00
                                                              -------                  -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                         0.11(1)                  0.09(1)
  Net realized and unrealized gain (loss) on
    investments                                                 (1.89)                    0.63
                                                              -------                  -------
Total from investment operations                                (1.78)                    0.72
                                                              -------                  -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.08)                   (0.07)
  From net realized gain on investments                         (0.24)                      --
                                                              -------                  -------
Total distributions to shareholders                             (0.32)                   (0.07)
                                                              -------                  -------
NET ASSET VALUE, END OF YEAR                                  $  8.55                  $ 10.65
                                                              =======                  =======
TOTAL RETURN+++                                                (17.13)%                   7.19%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        1.25%                    1.25%+
  Net Investment Income (to average daily net assets)*           1.10%                    1.21%+
  Portfolio Turnover                                               89%                      70%++
  Net Assets, End of Year (000's omitted)                     $22,386                  $17,092

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share                               $  0.04(1)               $  0.01(1)
Ratios (to average daily net assets):
  Expenses                                                       1.98%                    2.29%+
  Net investment income                                          0.37%                    0.17%+

+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.
(1)   Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                   SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 99.2%
AUSTRALIA -- 3.2%
Adelaide Bank Ltd.                                          22,700   $    66,377
CSR Ltd.                                                    27,600        85,060
Commonwealth Property Office Unit                          290,000       168,739
Goldfields Ltd.                                             87,000        87,944
Leighton Holdings Ltd.                                      20,000        93,689
Millers Retail Ltd.                                         69,480       100,041
Novus Petroleum Ltd.*                                      128,000       116,766
                                                                     -----------
                                                                         718,616
                                                                     -----------
AUSTRIA -- 0.4%
Boehler-Uddeholm AG                                          1,900        80,312
                                                                     -----------
BELGIUM -- 1.5%
Ackermans & Van Haaren                                       1,297        35,408
Colruyt SA                                                   3,124       132,192
Creyf's NV*                                                  4,000        56,056
Omega Pharma SA                                              2,700       109,951
                                                                     -----------
                                                                         333,607
                                                                     -----------
CANADA -- 5.9%
ATCO Ltd., Class I                                           5,400       155,200
CHC Helicopter Corp., Class A                               10,000        86,444
Cryptologic, Inc.*                                           5,100        73,046
Enserco Energy Service Co., Inc.*                           11,400        78,967
FirstService Corp.*                                          5,800       130,049
Goldcorp, Inc.                                              13,400       155,579
Industrial Alliance Life Insurance Co.                       5,800       150,707
Metro Inc., Class A                                          9,600       219,755
Open Text Corp.*                                             5,600       121,660
Spar Aerospace Ltd.                                         15,400       145,909
                                                                     -----------
                                                                       1,317,316
                                                                     -----------
DENMARK -- 1.3%
Coloplast A/S, Class B                                       1,900       128,966
Jyske Bank A/S*                                              7,000       153,242
                                                                     -----------
                                                                         282,208
                                                                     -----------
FINLAND -- 2.4%
Amer-Yhthymae Oyj, Class A                                   3,800        78,669
Elisa Communications Oyj, Class A                            1,400        14,269
Fortum Oyj                                                  19,900        87,829
Huhtamaki Oyj                                                2,500        78,487
Kemira Oyj                                                  10,500        78,829
Kone Corp., Class B                                          1,900       126,217
Tietoenator Oyj                                              3,300        62,312
                                                                     -----------
                                                                         526,612
                                                                     -----------
FRANCE -- 7.9%
AGF Assurances Generale de France                            1,700        77,814
Beneteau                                                     1,460        77,059

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                   SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

FRANCE (CONTINUED)
Brioche Pasquier SA                                          1,350   $    97,051
CNP Assurances                                               4,150       128,967
Cerep SA*                                                    3,900        43,617
Chargeurs SA                                                   864        51,499
Eiffage                                                      2,511       150,811
Euler SA                                                     2,169        74,807
Hermes International                                           600        70,434
Natexis SA                                                   1,200       100,136
Neopost SA*                                                  4,600       117,208
Pechiney SA, Class A                                         1,900        71,753
Remy Cointreau                                               4,750        95,095
Silicon-On-Insulator Technologies*                           6,300        45,864
Simco SA                                                     1,400        95,550
Spir Communications                                          1,700        99,163
Transiciel SA                                                2,500        60,742
Unilog SA                                                    1,500        73,027
Usinor Sacilor                                               5,200        41,642
Vallourec SA                                                 2,700       117,445
Zodiac SA                                                      500        75,985
                                                                     -----------
                                                                       1,765,669
                                                                     -----------
GERMANY -- 5.6%
AMB Generali Holdings AG                                       900        90,090
Altana AG                                                    3,384       163,210
Beiersdorf                                                     610        68,832
Deutsche Boerse AG                                           4,100       137,674
Hugo Boss AG Preferred Stock                                 5,900       104,159
Jenoptik AG                                                  3,740        57,177
K & S AG                                                     5,600        94,276
MG Technologies AG                                           8,600        48,286
Medion AG                                                    2,800        85,868
Pfeiffer Vacum Technology AG                                 1,060        28,166
Puma AG                                                      6,400       120,557
Rhoen-Klinikum AG -Vorzugsakt Preferred Stock                2,160        83,538
Salzgitter AG                                               12,300        94,581
Wella AG                                                     1,700        79,516
                                                                     -----------
                                                                       1,255,930
                                                                     -----------
GREECE -- 0.5%
Aegek SA                                                    19,200        50,145
Alfa Alfa Holdings SA                                       20,700        51,990
                                                                     -----------
                                                                         102,135
                                                                     -----------
HONG KONG -- 1.4%
Henderson Investment Ltd.                                  138,000       103,503
Kingboard Chemical Holdings, Ltd.                          154,000        68,611
Shum Yip Investment Ltd.                                   700,000       151,671
                                                                     -----------
                                                                         323,785
                                                                     -----------
IRELAND -- 1.3%
Anglo Irish Bank PLC                                        21,900        64,969
Fyffes PLC*                                                 69,300        78,829


    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                   SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

IRELAND (CONTINUED)
Grafton Group PLC                                           25,200   $    69,943
Jurys Doyle Hotel Group PLC                                 15,200        85,758
                                                                     -----------
                                                                         299,499
                                                                     -----------
ITALY -- 4.0%
Banca Popolare di Novara*                                    9,750        53,146
Buzzi Unicem Spa                                            16,400       102,826
Compagnia Assicuratice Unipol Spa Preferred Stock           55,500        74,394
ERG Spa                                                     25,100        77,933
Italgas Spa                                                 13,700       125,293
Merloni Elettrodemestici Spa                                19,600        66,457
Milano Assicurazioni Spa                                    40,000       101,738
Parmalat Finanzaria Spa                                     53,508       140,234
Recordati Spa                                                9,600       145,769
                                                                     -----------
                                                                         887,790
                                                                     -----------
JAPAN -- 22.8%
Anritsu Corp.                                                5,000        34,943
Arrk Corp.                                                   2,000        70,305
Asahi Denka Kogyo KK                                        30,000       195,849
Asian Industry Co. Ltd.                                     16,000       132,307
Autobacs Seven Co. Ltd.                                      3,900        99,556
CKD Corp.                                                   19,000        66,153
Daicel Chem Industries Ltd.                                 46,000       127,436
Daito Trust Construction Co. Ltd.                            7,000       112,780
Eneserve Corp.                                               6,000       193,338
Fuji Oil Co. Ltd.                                           16,000       147,439
Fujirebio, Inc.                                             16,000       133,378
Fujitsu Devices, Inc.                                        5,000        33,688
Glory Ltd.                                                   8,000       146,635
Hisamitsu Pharmaceutical Co., Inc.                           9,000       149,146
Hokuetsu Paper Mills Ltd.                                   18,000        99,130
Koito Manufacturing Co. Ltd.                                32,000       116,505
Komori Corp.                                                10,000       125,544
Maruwa Co. Ltd.                                              5,600        79,679
Matsumotokiyoshi Co. Ltd.                                    3,900       162,881
Meitec Corp.                                                 3,000        77,837
Ministop Co. Ltd.                                            5,600        82,022
Mitsui-Soko Co. Ltd.                                        59,000       167,400
Net One Systems Co. Ltd.                                         7        99,598
Nifco                                                       11,000       121,987
Nippon Paint Co. Ltd.                                       37,000        93,832
Nippon Systems Development Co. Ltd                           2,200        98,694
Q.P. Corp.                                                  16,000       154,001
San-in Godo Bank Ltd.                                       26,000       114,027
Sanki Engineering Co. Ltd.                                  35,000       198,611
Sanyo Shinpan Finance Co. Ltd.                               2,300        65,835
Shimachu Co. Ltd.                                           13,500       206,771
Shohkoh Fund & Co. Ltd.                                        920        92,400
Showa Corp.                                                 24,000       162,303
Sumitomo Realty & Development Co. Ltd.                      23,000       160,161
Takara Co. Ltd.                                             28,000       180,449
Takuma Co.                                                  22,000       168,296

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                   SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)
Texwinca Holdings Ltd.                                     316,000   $    96,220
The Higo Bank Ltd.                                          24,000        76,331
Toho Gas Co. Ltd.                                           37,000       100,335
Tomen Electronics Corp.                                      2,700        75,929
USS Co. Ltd.*                                                5,000       159,441
Yamada Denki Co. Ltd.                                        1,800       116,605
                                                                     -----------
                                                                       5,095,777
                                                                     -----------
NETHERLANDS -- 6.0%
Draka Holdings                                               2,200        82,582
Elsevier NV                                                  5,600        65,280
Equant NV*                                                   2,900        28,871
Grontmij                                                     2,700        85,995
Hagemeyer NV                                                 4,400        58,579
Heijmans CVA                                                 4,700        85,754
Koninklijke Boskalis Westminster NV                          5,100       155,241
Koninklijke Grolsch NV                                       3,400        54,764
Koninklijke Vopak NV                                         4,900        78,033
Nutreco Holding NV                                           2,000        75,621
OPG Group NV                                                 2,400        73,273
Rodamco Europe NV                                            3,700       134,007
Teleplan International NV*                                   6,000        97,188
Unit 4 Agresso NV*                                           6,900        85,080
Wereldhave NV                                                2,400       108,763
Wolters Kluwer NV                                            3,400        75,308
                                                                     -----------
                                                                       1,344,339
                                                                     -----------
NEW ZEALAND -- 0.4%
Sky City Ltd.                                               21,900        98,239
                                                                     -----------
NORWAY -- 1.0%
Gjensidige NOR Sparebank                                     6,650       178,953
Norske Skogindustrier ASA                                    3,600        53,505
                                                                     -----------
                                                                         232,458
                                                                     -----------
SINGAPORE -- 0.3%
Elec & Eltek International Co. Ltd.                         28,470        70,890
                                                                     -----------
SPAIN -- 3.1%
Actividades de Construccion y Servicios SA                   4,000        96,060
Aguas de Barcelona                                           6,600        87,628
Aurea Concesiones de Infraestructuras del Estado SA          3,800        71,581
Grupo Dragados SA                                            8,000        97,916
Grupo Empresarial Ence SA                                    4,100        44,026
NH Hoteles SA*                                              12,200       107,134
Red Electrica de Espana                                      9,600        82,730
Vallehermoso SA                                             18,000       109,746
                                                                     -----------
                                                                         696,821
                                                                     -----------
SWEDEN -- 1.8%
Castellum AB                                                12,900       117,654
Holmen AB, B Shares                                          4,500        82,085

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                   SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

SWEDEN (CONTINUED)
Munters AB                                                   6,000   $    78,577
Saab AB, B Shares                                           14,449       122,997
                                                                     -----------
                                                                         401,313
                                                                     -----------
SWITZERLAND -- 4.8%
Baloise Holding Ltd. Registered Shares                       2,000       143,077
Bobst AG - Bearer Shares                                        90       111,119
Bucher Holding AG                                              130       108,233
Galenica Holding AG Registered Shares                          165       111,933
Givaudan Registered Shares                                     540       162,183
Helvetia Patria Holding Registered Shares                      892       129,550
Logitech Intenational SA*                                    5,060       116,397
Publigroupe SA                                                 360        53,284
Valora Holding AG Registered Shares                            600        95,837
Zehnder Holding AG Registered Shares                           110        53,592
                                                                     -----------
                                                                       1,085,205
                                                                     -----------
UNITED KINGDOM -- 23.6%
Aggreko PLC                                                 21,500       131,312
Alliance Unichem PLC                                        17,900       137,468
Arcadia Group PLC*                                          53,600       145,145
Bradford & Bingley PLC                                      26,500       114,270
Bunzl PLC                                                   19,900       133,255
Cairn Energy PLC*                                           42,700       152,215
Cobham PLC                                                  13,100       189,419
Countryside Properties PLC                                  42,300        90,267
Crest Nicholson PLC                                         43,500       108,352
Davis Service Group PLC                                     23,800       129,248
Debenhams PLC                                               37,300       208,462
Enterprise Inns PLC                                         15,000       123,623
Firstgroup PLC                                              24,300       125,168
Galen Holdings PLC                                           7,800        73,754
Gallaher Group PLC                                          18,600       122,634
Go-Ahead Group PLC                                          16,000       183,668
Greggs PLC                                                   3,000       133,557
Holidaybreak PLC                                            21,900       116,029
Inchcape PLC                                                11,600        77,003
Johnson Matthey PLC                                          8,300       111,768
Johnston Press PLC                                          39,600       139,218
Kelda Group PLC                                             30,000       165,566
Lonmin PLC                                                  14,800       181,982
Man Group PLC                                               24,300       312,920
McAlpine (Alfred) PLC                                       28,500       155,304
McCarthy & Stone PLC                                        27,600        98,907
Meggitt PLC                                                 47,500       107,709
Northern Foods PLC                                          56,700       126,837
Northern Rock PLC                                           33,500       252,426
Pace Micro Technology PLC                                   18,474        63,077
Premier Oil PLC*                                           468,000       125,698
RM PLC                                                      19,600        54,806
Safeway PLC                                                 44,100       207,686
Sig PLC                                                     43,200       138,315
Signet Group PLC                                            65,800        60,039

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                    SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
Somerfield PLC*                                             48,300   $    61,842
Torex PLC                                                   16,900       147,987
Victrex PLC                                                 20,200        87,699
WSP Group PLC                                               16,200        85,381
Wimpey (George) PLC                                         39,700       103,707
                                                                     -----------
                                                                       5,283,723
                                                                     -----------
TOTAL EQUITIES (COST $23,711,310)                                     22,202,244
                                                                     -----------
WARRANTS -- 0.0%
HONG KONG -- 0.0%
Kingboard Chemical Holdings, Ltd., 12/31/2003*              15,400           474
                                                                     -----------
TOTAL WARRANTS (COST $0)                                                     474
                                                                     -----------

                                                            PAR
                                    RATE     MATURITY      VALUE
                                   ------   ----------    --------
SHORT-TERM INVESTMENTS -- 0.5%
U.S. GOVERNMENT AGENCY -- 0.2%
FHLMC Discount Note=/=             2.828%   12/13/2001    $ 50,000        49,715
                                                                     -----------
REPURCHASE AGREEMENTS -- 0.3%

Tri-party repurchase agreement dated
09/28/01 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company,
due 10/01/01, with a maturity value of
$72,305 and an effective yield of 2.30%,
collateralized by a U.S. Government
Obligation with a rate of 8.00%, a
maturity date of 11/15/21 and a market
value of $80,469.                                                         72,291
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $121,987)                             122,006
                                                                     -----------

TOTAL INVESTMENTS -- 99.7% (COST $23,833,297)                        $22,324,724
OTHER ASSETS, LESS LIABILITIES -- 0.3%                                    61,449
                                                                     -----------
NET ASSETS -- 100.0%                                                 $22,386,173
                                                                     ===========
NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation

*     Non-income producing security.
=/=   Rate noted is yield to maturity.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                     STANDISH INTERNATIONAL SMALL CAP FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                    PERCENTAGE
                      INDUSTRY SECTOR                              OF NET ASSETS
-------------------------------------------------------------------------------

Industrials                                                           21.2%
Consumer Discretionary                                                18.6%
Financial                                                             17.6%
Materials                                                             11.9%
Consumer Staples                                                      10.0%
Information Technology                                                 7.6%
Health Care                                                            6.0%
Utilities                                                              3.2%
Energy                                                                 2.9%
Telecommunication Services                                             0.2%
Short-Term Investments                                                 0.5%
                                                                      -----
                                                                      99.7%
                                                                      ====

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish International Small Cap Fund (the "Fund") is a separate diversified investment series of the Trust.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Fund's investment adviser. Advisory agreements between the Funds and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Fund appear in Note 7.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts usually received or paid.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At September 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $107,485 which expires on September 30, 2009. The Fund elected to defer to its fiscal year ending September 30, 2002 $1,700,031 of losses recognized during the period November 1, 2000 to September 30, 2001.

      E. FOREIGN CURRENCY TRANSACTIONS

      Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. INVESTMENT RISK

      There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

      G. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and passive foreign investment companies (PFICs).

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among paid in capital, undistributed net investment income and accumulated net realized gain
      (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      H. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the Fund's total operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Fund's average daily net assets. Prior to October 31, 2000, Standish International Management Company, L.L.C. ("SIMCO"), a wholly-owned subsidiary of Standish, provided investment advisory and administrative services and was paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. SIMCO voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 1.25% of the Fund's average daily net assets. Pursuant to these agreements, for the year ended September 30, 2001, Standish Mellon and SIMCO voluntarily did not impose $166,911 of its investment advisory fees. These agreements are voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001 were $29,292,659 and $19,525,181 respectively. For the year ended September 30, 2001, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                      FOR THE PERIOD
                                                                                     FEBRUARY 1, 2001
                                                                                     (COMMENCEMENT OF
                                                                   YEAR ENDED           OPERATIONS)
                                                               SEPTEMBER 30, 2001  TO SEPTEMBER 30, 2000
                                                               ------------------  ---------------------
      Shares issued in reorganization of SIMCO International
        Small Cap Fund L.P.                                               --             1,079,631
      Shares sold                                                  1,417,265               548,080
      Shares issued to shareholders in payment of
        distributions declared                                        61,336                 8,454
      Shares redeemed                                               (464,206)              (31,291)
                                                                   ---------             ---------
      Net increase                                                 1,014,395             1,604,874
                                                                   =========             =========

      The Fund commenced operations with an initial tax-free contribution of assets and liabilities, including securities-in-kind from SIMCO International Small Cap Fund L.P. (the "Partnership"). On the date of contribution, the Partnership had net assets of $10,796,305 including unrealized appreciation of $1,104,608.

      At September 30, 2001, two shareholders held of record approximately 14% and 13% of the total outstanding shares of the Fund, respectively. Investment activity of these shareholders could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $23,833,297
                                                                    ===========
      Gross unrealized appreciation                                   1,498,087
      Gross unrealized depreciation                                  (3,006,660)
                                                                    -----------
      Net unrealized depreciation                                   $(1,508,573)
                                                                    ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information. The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2001.

      FORWARD CURRENCY EXCHANGE CONTRACTS

      The Fund may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                      STANDISH INTERNATIONAL SMALL CAP FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Fund primarily to protect the value of the Fund's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At September 30, 2001, the Fund held no open forward foreign currency exchange contracts.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Fund held no open futures contracts.

(7)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Fund and Standish Mellon, the successor to Standish:

      Affirmative                                                  1,881,938.335
      Against                                                          1,086.532
      Abstain                                                          9,545.992
                                                                   -------------
      Total                                                        1,892,570.859
                                                                   =============

--------------------------------------------------------------------------------

      TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $413,151 as capital gain dividends for the year ended September 30, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish International Small Cap Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                    Financial Statements for the Period Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

                       Management Discussion and Analysis

For the 12 months ending September 30, 2001 the Standish Small Cap Value Fund had a total return of 3.12%. While the Fund was able to dramatically outperform the large cap market (S&P 500 -26.6%) and the small cap growth market (Russell 2000 Growth Index -42.6%), it underperformed its benchmark by 2.5% (the Russell 2000 Value was up 5.6%).

The U.S. economy appears to be on the brink of a recession for the first time in a decade. Federal Reserve rate hikes in 2000, higher energy prices, and the negative wealth effect from the unwinding of the "new era" bubble in technology stocks combined to create what has been called the economic "Perfect Storm". Both consumers and corporations have reined in their spending. The terrorist attacks on September 11 added stress to the already weak economy.

In response to the weakness in the economy, the Federal Reserve has lowered the Fed Funds rate from 6.5% to 3.0% in since January, 2001. The Fed has also added liquidity to the system -- M3 has grown over 10% or nearly $720 billion in calendar 2001. Fiscal stimulus has been added to the mix, as well, with a combination of tax rebates prior to September 11, and since the attacks through emergency funds for increased security measures and to rebuild New York and the Pentagon. More tax cuts and government spending seem certain.

The stock market in the US over the last 12 months has been very weak (see the index performance numbers above) due to the softening economy and the impact on corporate earnings. The markets traded lower in the immediate aftermath of the attacks, but have regained most if not all of those losses. In the late 1990s the markets were rising as both earnings and the price-to-earnings ratio were increasing. In the past year the reverse has been true. Earnings have declined due to the weak economy and to very difficult comparisons from the prior year, and the p/e multiple that investors are willing to pay for those earnings has also declined. Small cap value stocks did not participate fully when the market was in the bubble stage, and the good news is that the small cap value stocks have avoided much of the pain from the bursting of the bubble.

The disciplined investment process used to manage the Fund focuses on undervalued companies with improving business momentum. The process begins with a computerized screen of the small cap universe. The computer modeling identifies those candidates that have the most attractive combination of low valuations and business strength. Using this list of ranked candidates the analysts conduct further research to identify those companies in the best position to maintain their business momentum. This approach has worked well over time as the inception to date performance of the Fund has compared favorably to the benchmark (30.9% versus 23.2%).

In fact, the strategy worked well even this past year as the Fund benefited from good stock selection by our analysts. The small underperformance versus the benchmark is attributable to sector allocation rather than stock selection. As an example, the Fund's small overweight in Technology (8% in the Fund versus 5% in the benchmark) had an outsized impact on performance due to the dramatic decline in tech shares (down 25%).

Looking ahead, we expect the economy to remain weak for a few more quarters. However, the monetary and fiscal stimulus will eventually allow for a rebound, although the recovery will be somewhat subdued. Generally, the stock market rebounds ahead of the economy. This should be the case again. We do not expect to the 20% annualized returns from stocks that we had in the late 1990s. Stocks should be able to modestly outperform bonds, however. Within the stock market, small cap value has been by far the best performing asset class in the past year. While still an attractive area for investment, we do not expect the asset class to outperform large caps and growth stocks by such a wide margin over the foreseeable future. Much more modest returns appear likely, both on an absolute and relative basis.

Sincerely,

/s/ Joseph M. Corrado                       /s/ Stephanie Brandaleone

Joseph M. Corrado                           Stephanie K. Brandaleone

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                          STANDISH SMALL CAP VALUE FUND

             Comparison of Change in Value of $100,000 Investment in
                    Standish Small Capitalization Value Fund
                        and the Russell 2000 Value Index

                             Standish
                            Small Cap       Russell 2000
                            Value Fund      Value Index
                             $100,000        $100,000
                             $110,045         106,110
 3/2000                      $117,918         106,609
                             $118,643         107,238
 5/2000                      $113,484         105,597
                             $118,912         108,680
 7/2000                      $118,731         112,302
                             $126,072         117,323
 9/2000                      $126,979         116,654
                             $126,072         116,254
11/2000                      $119,637         113,887
                             $131,836         126,124
 1/2001                      $136,164         129,605
                             $131,083         129,426
 3/2001                      $128,448         127,350
                             $135,600         133,245
 5/2001                      $142,469         136,671
                             $149,445         142,169
 7/2001                      $149,445         138,981
                             $148,218         138,501
 9/2001                      $130,942         123,212

                          -----------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/01

                                        Since Inception
                          1 Year          02/01/2000
                          ------        ---------------

                          (3.12)%           17.56%

                          -----------------------------


           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $25,386,457)                                                    $26,048,864
  Cash                                                                2,353,639
  Receivable for investments sold                                     1,116,042
  Receivable for Fund shares sold                                           550
  Interest and dividends receivable                                      41,952
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                           82,450
  Prepaid expenses                                                        9,793
                                                                    -----------
    Total assets                                                     29,653,290

LIABILITIES
  Payable for investments purchased                     $1,082,365
  Payable for Fund shares redeemed                           5,000
  Accrued accounting, custody and transfer agent fees       12,962
  Accrued trustees' fees and expenses (Note 2)                 367
  Accrued expenses and other liabilities                    20,550
                                                        ----------
    Total liabilities                                                 1,121,244
                                                                    -----------
NET ASSETS                                                          $28,532,046
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $27,790,521
  Accumulated net realized loss                                         (19,715)
  Undistributed net investment income                                    48,361
  Net unrealized appreciation                                           712,879
                                                                    -----------
TOTAL NET ASSETS                                                    $28,532,046
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,058,999
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     13.86
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $90)                                                           $291,584
  Interest income                                                    72,215
                                                                   --------
    Total investment income                                         363,799
EXPENSES
  Investment advisory fee (Note 2)                      $ 173,035
  Accounting, custody, and transfer agent fees             77,252
  Professional fees                                        21,509
  Registration fees                                        13,600
  Insurance expense                                         3,525
  Trustees' fees and expenses (Note 2)                      2,824
  Miscellaneous                                             5,330
                                                        ---------
    Total expenses                                        297,075
Deduct:
  Waiver of investment advisory fee (Note 2)              (80,781)
                                                        ---------
    Net expenses                                                    216,294
                                                                   --------
      Net investment income                                         147,505
                                                                   --------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     (183,272)
    Financial futures contracts                           165,680
                                                        ---------
      Net realized loss                                             (17,592)
  Change in unrealized appreciation (depreciation)
    Investment securities                                  63,008
    Financial futures contracts                            50,472
                                                        ---------
      Change in net unrealized appreciation
       (depreciation)                                               113,480
                                                                   --------
    Net realized and unrealized gain                                 95,888
                                                                   --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $243,393
                                                                   ========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                              FEBRUARY 1, 2000
                                                                              (COMMENCEMENT OF
                                                             YEAR ENDED        OPERATIONS) TO
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   147,505          $    9,611
  Net realized gain (loss)                                      (17,592)            287,624
  Change in net unrealized appreciation (depreciation)          113,480             363,247
                                                            -----------          ----------
  Net increase in net assets from investment operations         243,393             660,482
                                                            -----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                   (106,214)             (4,601)
  From net realized gains on investments                       (287,623)                 --
                                                            -----------          ----------
  Total distributions to shareholders                          (393,837)             (4,601)
                                                            -----------          ----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Proceeds from shares issued in reorganization of
    Standish U.S. Small Cap Value Fund L.P.                          --           1,936,087
  Net proceeds from sale of shares                           25,326,842           1,257,916
  Value of shares issued to shareholders in payment of
    distributions declared                                      313,789               3,941
  Cost of shares redeemed                                      (721,950)            (90,016)
                                                            -----------          ----------
  Net increase in net assets from Fund share
    transactions                                             24,918,681           3,107,928
                                                            -----------          ----------
TOTAL INCREASE IN NET ASSETS                                 24,768,237           3,763,809
NET ASSETS
  At beginning of year                                        3,763,809                  --
                                                            -----------          ----------
  At end of year (including undistributed net
    investment income of $48,361
    and $5,010)                                             $28,532,046          $3,763,809
                                                            ===========          ==========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                                   FEBRUARY 1, 2000
                                                             YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                         SEPTEMBER 30, 2001     TO SEPTEMBER 30, 2000
                                                         ------------------  ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 14.01                   $11.05
                                                              -------                   ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                         0.10(1)                  0.04(1)
  Net realized and unrealized gain on investments                0.31                     2.94
                                                              -------                   ------
Total from investment operations                                 0.41                     2.98
                                                              -------                   ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.06)                   (0.02)
  From net realized gain on investments                         (0.50)                      --
                                                              -------                   ------
Total distributions to shareholders                             (0.56)                   (0.02)
                                                              -------                   ------
NET ASSET VALUE, END OF YEAR                                  $ 13.86                   $14.01
                                                              =======                   ======
TOTAL RETURN+++                                                  3.12%                   26.98%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                        1.00%                    1.00%+
  Net Investment Income (to average daily net assets)*           0.68%                    0.50%+
  Portfolio Turnover                                              149%                      71%++
  Net Assets, End of Year (000's omitted)                     $28,532                   $3,764

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the net investment income (loss) per share and ratios would have been:

Net investment income (loss) per share                        $  0.05(1)                $(0.26)(1)
Ratios (to average daily net assets):
  Expenses                                                       1.37%                    4.51%+
  Net investment income (loss)                                   0.31%                   (3.01)%+

(1)   Calculated based on average shares outstanding.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 85.4%
BASIC INDUSTRY -- 7.1%
Centec Construction Products                             15,700    $  463,935
Georgia-Pacific Corp. (Timber Group)                      6,200       224,564
Louisiana-Pacific Corp.                                  26,400       171,600
OM Group, Inc.                                           10,200       561,000
Plum Creek Timber Co., REIT                              10,000       267,100
Reliance Steel & Aluminum Co.                            14,300       339,768
                                                                   ----------
                                                                    2,027,967
                                                                   ----------
CAPITAL GOODS -- 5.1%
Actuant Corp., Class A*                                   3,800        68,970
Aeroflex, Inc.*                                          39,100       430,100
Alliant Techsystems, Inc.*                                1,950       166,920
Applied Industrial Techonologies, Inc.                   13,800       233,082
AVX Corp.                                                 8,800       143,176
Landstar System, Inc.*                                    4,100       262,400
Universal Compression Holdings, Inc.*                     6,900       155,250
                                                                   ----------
                                                                    1,459,898
                                                                   ----------
CONSUMER STABLE -- 9.3%
Adolph Coors Co., Class B                                 6,300       283,500
Church & Dwight Co., Inc.                                12,700       328,295
Constellation Brands, Inc., Class A*                     10,300       429,098
Dial Corp.                                               15,900       263,145
Horizon Organic Holding Corp.*                           23,800       237,286
Monterey Pasta Co.*                                      13,700        86,995
Pactiv Corp.*                                            41,900       607,131
Performance Food Group Co.*                               4,200       119,826
United Natural Foods, Inc.*                              16,000       290,880
                                                                   ----------
                                                                    2,646,156
                                                                   ----------
EARLY CYCLICAL -- 3.6%
BorgWarner, Inc.                                          5,000       201,500
Gentex Corp.*                                             4,100        97,949
Helen of Troy Ltd.*                                      13,300       138,985
Keystone Automotive Industries, Inc.*                     6,600        99,000
Superior Industries International, Inc.                   6,600       219,186
Teleflex, Inc.                                            7,300       272,947
                                                                   ----------
                                                                    1,029,567
                                                                   ----------
ENERGY -- 4.2%
Cascade Natural Gas Corp.                                19,500       421,200
Ensco International, Inc.                                 4,800        70,176
Newfield Exploration Co.*                                 8,000       233,600
Patterson-UTI Energy, Inc.*                               5,700        70,452

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

ENERGY (CONTINUED)
Pennzoil-Quaker State Co.                                12,800    $  143,104
XTO Energy, Inc.                                         19,100       266,445
                                                                   ----------
                                                                    1,204,977
                                                                   ----------
FINANCIAL -- 16.0%
Affiliated Managers Group, Inc.*                          2,200       124,982
Andover Bancorp, Inc.                                     4,000       204,160
City National Corp.                                       8,000       345,200
Coastal Bancorp, Inc.                                     7,300       257,690
Cullen/Frost Bankers, Inc.                                8,400       226,380
First Charter Corp.                                      11,200       183,120
First Financial Holdings, Inc.                            8,000       183,600
First State Bancorporation                                6,000       110,340
FirstMerit Corp.                                          5,300       124,391
Hilb, Rogal & Hamilton Co.                                3,500       159,635
Investment Technology Group, Inc.*                        6,100       338,489
LNR Property Corp.                                       17,000       509,150
Nara Bancorp, Inc.                                        7,000       128,100
New York Community Bancorp, Inc.                          5,700       132,297
Pacific Century Financial Corp.                          17,100       399,627
Prosperity Bancshares, Inc.                              15,900       408,630
Provident Bankshares Corp.                                5,500       113,850
Republic Bancshares, Inc.*                                7,000       118,790
Rightchoice Managed Care, Inc.*                           2,600       130,130
Seacoast Banking Corp. of Florida, Class A                2,000        84,380
Vesta Insurance Group, Inc.                              16,600       217,460
West Coast Bancorp                                        5,000        67,500
                                                                   ----------
                                                                    4,567,901
                                                                   ----------
GROWTH CYCLICAL -- 9.3%
Argosy Gaming Co.*                                        9,700       254,140
CBRL Group, Inc.                                          5,700       125,229
Chico's FAS, Inc.*                                        5,500       129,525
Coach, Inc.*                                              8,900       235,939
Landry's Seafood Restaurants, Inc.                       19,400       287,120
Movado Group, Inc.                                       16,900       261,950
Steven Madden Ltd.*                                      10,000       101,500
Talbots, Inc.                                             7,100       159,395
The Buckle, Inc.*                                         8,500       140,250
The Finish Line, Class A*                                25,000       271,250
Vans, Inc.*                                              22,800       261,972
Venator Group, Inc.*                                     28,800       439,200
                                                                   ----------
                                                                    2,667,470
                                                                   ----------
HEALTH CARE -- 4.7%
American Medical Security Group, Inc.*                    5,000        33,450
Datascope Corp.                                           5,300       205,534
DENTSPLY International, Inc.                              2,900       133,226
Edwards Lifesciences Corp.*                               9,600       215,040

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
Henry Schein, Inc.*                                      11,100    $   428,460
Lincare Holdings, Inc.*                                   4,600        122,222
Universal American Financial Corp.*                      34,600        192,030
                                                                   -----------
                                                                     1,329,962
                                                                   -----------
OTHER -- 1.7%
iShares Russell 2000 Value Index Fund                     5,900        473,180
                                                                   -----------
REAL ESTATE -- 6.7%
Alexandria Real Estate Equities, Inc., REIT               5,500        216,975
Camden Property Trust, REIT                               5,000        185,500
CBL & Associates Properties, REIT                         4,900        133,525
Felcor Lodging Trust Inc., REIT                           5,600         75,320
General Growth Properties, REIT                           2,500         86,925
Glimcher Realty Trust, REIT                              18,900        305,802
Liberty Property Trust, REIT                              5,100        146,319
MeriStar Hospitality Corp., REIT                         13,800        145,590
Prentiss Properties Trust, REIT                           8,700        239,250
SL Green Realty Corp., REIT                               5,700        179,664
Smith (Charles E.) Residential Realty, Inc., REIT         3,600        185,400
                                                                   -----------
                                                                     1,900,270
                                                                   -----------
SERVICES -- 3.3%
Advo Systems, Inc.*                                      11,900        404,600
Valassis Communications, Inc.*                           16,400        523,324
                                                                   -----------
                                                                       927,924
                                                                   -----------
TECHNOLOGY -- 11.9%
Amphenol Corp., Class A*                                  4,700        163,325
Ascential Software Corp.*                                74,300        245,190
Brooks Automation, Inc.*                                  2,300         61,157
Cohu, Inc.                                                4,800         71,808
Diebold, Inc.                                            12,600        480,060
Electronics for Imaging, Inc.*                           19,300        314,204
Gentner Communications Corp.*                            11,300        205,208
MCK Communications, Inc.*                                62,400         77,376
Novell, Inc.*                                            73,900        270,474
Ocular Sciences, Inc.*                                   10,700        216,675
Paxar Corp.*                                             28,900        368,475
Photronics, Inc.*                                         3,500         64,575
Plantronics, Inc.*                                       10,400        177,320
Storage Technology Corp.*                                28,000        351,400
Take-Two Interactive Software, Inc.*                     17,900        126,553
Tektronix, Inc.*                                         12,200        213,378
                                                                   -----------
                                                                     3,407,178
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

UTILITIES -- 2.5%
Allete, Inc.                                              9,100    $   233,324
Orion Power Holdings, Inc.*                              18,800        479,400
                                                                   -----------
                                                                       712,724
                                                                   -----------
TOTAL EQUITIES (COST $23,692,661)                                   24,355,174
                                                                   -----------

                                                         PAR
                                   RATE    MATURITY     VALUE
                                  ------  ----------   --------

SHORT-TERM INVESTMENTS -- 5.9%
U.S. GOVERNMENT AGENCY -- 1.0%
FHLMC Discount Note=/=+           2.828%  12/13/2001   $300,000        298,290
                                                                   -----------

REPURCHASE AGREEMENTS -- 4.9%
Tri-party repurchase agreement dated
09/28/01 with Salomon Smith Barney, Inc.
and Investors Bank and Trust Company,
due 10/01/01, with a maturity value of
$1,395,668 and an effective yield of
2.30%, collateralized by a U.S.
Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and a
market value of $1,435,036.                                          1,395,400
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,693,796)                       1,693,690
                                                                   -----------

TOTAL INVESTMENTS -- 91.3% (COST $25,386,457)                      $26,048,864
OTHER ASSETS, LESS LIABILITIES -- 8.7%                               2,483,182
                                                                   -----------
NET ASSETS -- 100.0%                                               $28,532,046
                                                                   ===========

NOTES TO SCHEDULE OF INVESTMENTS:

FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*     Non-income producing security.
=/=   Rate noted is yield to maturity.
+     Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Standish Small Cap Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Fund's investment adviser. Advisory agreements between the Funds and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Fund appear in Note 7.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for realized and unrealized gains or losses on futures contracts.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among paid in capital, undistributed net investment income and accumulated net realized gain
      (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the year ended September 30, 2001. Pursuant to this agreement, for the year ended September 30, 2001, Standish Mellon voluntarily did not impose $80,781 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001 were $50,299,546 and $29,047,275 respectively. For the year ended September 30, 2001, the Fund did not purchase or sell any long-term U.S. Government securities.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                                           FOR THE PERIOD
                                                                                          FEBRUARY 1, 2000
                                                                                          (COMMENCEMENT OF
                                                                    YEAR ENDED              OPERATIONS)
                                                                SEPTEMBER 30, 2001     TO SEPTEMBER 30, 2000
                                                                ------------------     ---------------------
      Shares issued in reorganization of
        Standish U.S. Small Cap Value Fund L.P.                            --                 175,148
      Shares sold                                                    1,817,921                100,428
      Shares issued to shareholders in payment of
        distributions declared                                          23,141                    297
      Shares redeemed                                                  (50,796)                (7,140)
                                                                     ---------                -------
      Net increase                                                   1,790,266                268,733
                                                                     =========                =======

      The Fund commenced operations with an initial tax-free contribution of assets and liabilities, including securities-in-kind from Standish U.S. Small Cap Value Fund L.P. (the "Partnership"). On the date of contribution, the Partnership had net assets of $1,936,087 including unrealized appreciation of $236,152.

      A significant portion of the Fund's shares represent investments by fiduciary accounts over which Standish and its affiliates have either sole or joint investment discretion.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                            $25,379,220
                                                                   ===========
         Gross unrealized appreciation                               1,928,341
         Gross unrealized depreciation                              (1,258,697)
                                                                   -----------
         Net unrealized appreciation                               $   669,644
                                                                   ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2001.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Fund held the following financial futures contracts:

                                                                                         UNDERLYING FACE
         CONTRACT                                       POSITION     EXPIRATION DATE     AMOUNT AT VALUE     UNREALIZED GAIN
         -------------------------------------------------------------------------------------------------------------------
         Russell 2000 (17 contracts)                      Long         12/21/2001          $3,451,425            $50,472


      At September 30, 2001, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Fund and Standish Mellon, the successor to Standish:

         Affirmative                                               1,250,368.490
         Against                                                         916.165
         Abstain                                                      19,336.583
                                                                   -------------
         Total                                                     1,270,621.238
                                                                   =============

--------------------------------------------------------------------------------

     TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $189,666 as capital gain dividends for the year ended September 30, 2001.

                         REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Small Cap Value Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                    Financial Statements for the Year Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                       Management Discussion and Analysis

For the 12 months ending September 30, 2001 the Standish Select Value Fund had a total return of -7.15%. This compares favorably to the Fund's benchmark, the Russell 1000 Value with a -8.9% return, and is dramatically better than the broader market. The S&P 500 was down -26.6% over the 12 months.

The U.S. economy appears to be on the brink of a recession for the first time in a decade. Federal Reserve rate hikes in 2000, higher energy prices, and the negative wealth effect from the unwinding of the "new era" bubble in technology stocks combined to create what has been called the economic "Perfect Storm". Both consumers and corporations have reined in their spending. The terrorist attacks on September 11th added stress to the already weak economy.

In response to the weakness in the economy, the Federal Reserve has lowered the Fed Funds rate from 6.5% to 3.0% in since January, 2001. The Fed has also added liquidity to the system -- M3 has grown over 10% or nearly $720 billion in calendar 2001. Fiscal stimulus has been added to the mix, as well, with a combination of tax rebates prior to September 11th, and since the attacks through emergency funds for increased security measures and to rebuild New York and the Pentagon. More tax cuts and government spending seem certain.

The stock market in the US over the last 12 months has been very weak (see the index performance numbers above) due to the softening economy and the impact on corporate earnings. The markets traded lower in the immediate aftermath of the attacks, but have regained most if not all of those losses. In the late 1990's the markets were rising as both earnings and the price-to-earnings ratio were increasing. In the past year the reverse has been true. Earnings have declined due to the weak economy and to very difficult comparisons from the prior year, and the p/e multiple that investors are willing to pay for those earnings has also declined. Value stocks did not participate fully when the market was in the bubble stage, and the good news is that the value stocks have avoided much of the pain from the bursting of the bubble.

The disciplined investment process used to manage the Fund focuses on undervalued companies with improving business momentum. The process begins with a computerized ranking of approximately 1000 large and liquid stocks. The computer modeling identifies those companies that have the most attractive combination of low valuations and business strength. Using this list of ranked candidates the analysts conduct further research to identify those companies in the best position to maintain their business momentum. The process ensures that the Fund's holdings have an attractive combination of better than average business strength and better than average valuations. The strategy does not guarantee superior performance, but we are convinced that over time it will prove to be successful. The good relative results in the past year are an indication that the strategy has worked well.

Looking ahead, we expect the economy to remain weak for a few more quarters. However, the monetary and fiscal stimulus will eventually allow for a rebound, although the recovery will be somewhat subdued. Generally, the stock market rebounds ahead of the economy. This should be the case again. We do not expect to the 20% annualized returns from stocks that we had in the late 1990's. Stocks should be able to modestly outperform bonds, however. Within the stock market, value has outperformed growth over the past year. While still an attractive area for investment, we do not expect the asset class to outperform growth stocks by such a wide margin over the foreseeable future. More modest returns appear likely, both on an absolute and relative basis.

Sincerely,

/s/ David C. Cameron                        /s/ Steven L. Gold

David C. Cameron                            Steven L. Gold

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Select Value Fund, the Russell 1000 Value Index
                              and the S&P 500 Index

            Standish
          Select Value    Russell
             Fund        1000 Value   S&P 500
           $100,000      $100,000    $100,000
1991        105,200       104,503     104,360
            112,000       111,451     111,822
            116,300       113,100     114,528
            115,748       113,937     114,803
            119,964       118,187     119,751
            113,088       113,211     114,266
            118,475       117,949     119,591
            120,439       120,097     122,425
            120,036       119,214     120,381
            123,528       121,189     121,994
            119,985       114,970     117,077
            133,349       124,605     130,471
1992        131,582       124,802     128,044
            133,713       127,858     129,709
            129,660       126,004     127,180
            129,974       131,429     130,919
            129,031       132,085     131,560
            126,256       131,262     129,600
            132,182       136,332     134,901
            128,425       132,161     132,135
            131,336       133,990     133,694
            134,788       134,115     134,162
            141,851       138,515     138,724
            146,046       141,815     140,430
1993        151,326       145,933     141,610
            152,104       151,073     143,536
            157,328       155,525     146,564
            151,810       153,533     143,017
            157,718       156,619     146,850
            161,675       160,072     147,276
            159,998       161,862     146,687
            167,599       167,706     152,246
            172,405       167,973     151,074
            174,758       167,857     154,201
            172,461       164,393     152,736
            176,446       167,516     154,585
1994        182,557       173,855     159,840
            181,758       167,909     155,509
            172,390       161,663     148,729
            172,734       164,764     150,632
            172,046       166,662     153,103
            166,978       162,670     149,352
            170,853       167,731     154,250
            178,198       172,550     160,575
            172,357       166,823     156,641
            175,142       169,148     160,165
            165,683       162,315     154,335
            169,774       164,184     156,619
1995        169,655       169,238     160,676
            178,304       175,930     166,937
            184,642       179,790     171,862
            191,011       185,471     176,932
            197,797       193,277     184,004
            205,154       195,896     188,272
            216,634       202,716     194,523
            217,112       205,580     195,011
            224,766       213,014     203,241
            222,845       210,898     202,515
            234,311       221,580     211,406
            233,529       227,149     215,477
1996        240,371       234,227     222,812
            247,416       235,997     224,878
            249,495       240,009     227,043
            255,894       240,931     230,390
            259,262       243,943     236,332
            256,195       244,143     237,232
            245,225       234,917     226,751
            253,418       241,635     231,533
            268,901       251,240     244,564
            277,543       260,953     251,309
            298,105       279,875     270,306
            296,213       276,304     264,951
1997        310,417       289,699     281,505
            311,180       293,955     283,712
            299,689       283,384     272,054
            310,647       295,289     288,269
            334,555       311,784     305,824
            352,494       325,159     319,525
            385,105       349,621     344,959
            375,928       337,164     325,642
            400,265       357,542     343,487
            389,192       347,552     332,014
            400,183       362,918     347,383
            403,649       373,511     353,349
1998        401,916       368,226     357,257
            430,411       393,015     383,024
            454,671       417,052     402,638
            451,488       419,842     406,689
            436,824       413,616     399,699
            446,191       418,918     415,934
            426,468       411,524     411,506
            346,511       350,281     352,010
            362,931       370,387     374,560
            385,402       399,078     405,012
            405,936       417,671     429,556
            432,738       431,888     454,298
1999        429,942       435,339     473,288
            413,919       429,196     458,569
            402,520       438,076     476,911
            423,598       478,993     495,368
            421,554       473,729     483,687
            434,808       487,481     510,532
            428,232       473,208     494,608
            417,774       455,647     492,135
            407,532       439,722     478,646
            416,911       465,032     508,934
            419,175       461,396     519,281
            431,982       463,624     549,867
2000        408,702       448,501     522,241
            408,929       415,177     512,371
            455,375       465,833     562,496
            451,628       460,411     545,571
            446,745       465,264     534,376
            447,871       444,001     547,548
            444,114       449,551     538,990
            472,121       474,546     572,467
            474,853       478,912     542,246
            490,449       539,894     490,683
            482,707       497,329     472,469
            513,026       499,761     496,139
2001        503,507       517,493     498,049
            496,689       470,308     484,199
            485,368       440,514     467,087
            503,764       474,746     489,993
            509,424       477,927     500,998
            494,274       466,294     489,876
            492,978       461,706     488,834
            476,644       432,803     469,251
            440,737       397,854     436,226

          ----------------------------------------------------------

                         Average Annual Total Return
                         (for periods ended 9/30/01)

                                                         Since
                                                       Inception
            1 Year     3 Year    5 Year    10 Year    01/03/1991
            -------    ------    ------    -------    ----------

            (7.18)%    6.69%     10.39%    13.89%       14.80%

          ----------------------------------------------------------


           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Select Value Portfolio
    ("Portfolio"), at value (Note 1A)                               $75,485,686
  Receivable for Fund shares sold                                        16,085
  Prepaid expenses                                                        8,091
                                                                    -----------
    Total assets                                                     75,509,862
LIABILITIES
  Payable for Fund shares redeemed                        $   692
  Accrued accounting, custody and transfer agent fees       5,239
  Accrued trustees' fees and expenses (Note 2)                500
  Accrued expenses and other liabilities                   14,881
                                                          -------
    Total liabilities                                                    21,312
                                                                    -----------
NET ASSETS                                                          $75,488,550
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $72,758,956
  Accumulated net realized gain                                       4,756,951
  Undistributed net investment income                                   284,149
  Net unrealized depreciation                                        (2,311,506)
                                                                    -----------
TOTAL NET ASSETS                                                    $75,488,550
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,220,415
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     34.00
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $541)                                 $  1,395,105
  Interest income allocated from Portfolio                                  101,081
  Expenses allocated from Portfolio                                        (565,879)
                                                                       ------------
    Net investment income allocated from Portfolio                          930,307
EXPENSES
  Accounting, custody, and transfer agent fees          $     32,379
  Registration fees                                           18,318
  Professional fees                                           16,160
  Trustees' fees and expenses (Note 2)                         2,500
  Insurance expense                                            1,314
  Miscellaneous                                                4,475
                                                        ------------
    Total expenses                                            75,146

Deduct:
  Reimbursement of Fund operating expenses (Note 2)          (17,658)
                                                        ------------
    Net expenses                                                             57,488
                                                                       ------------
      Net investment income                                                 872,819
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                       5,057,698
    Financial futures contracts                             (353,925)
                                                        ------------
      Net realized gain                                                   4,703,773
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                (11,195,312)
    Financial futures contracts                               (2,372)
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                  (11,197,684)
                                                                       ------------
    Net realized and unrealized loss on investments                      (6,493,911)
                                                                       ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $ (5,621,092)
                                                                       ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $    872,819        $    797,776
  Net realized gain                                            4,703,773          15,009,765
  Change in net unrealized appreciation (depreciation)       (11,197,684)            (48,262)
                                                            ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                (5,621,092)         15,759,279
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net investment income                                    (636,139)           (661,235)
  From net realized gains on investments                     (10,714,375)         (5,643,568)
                                                            ------------        ------------
  Total distributions to shareholders                        (11,350,514)         (6,304,803)
                                                            ------------        ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            16,858,926           9,715,714
  Value of shares issued to shareholders in payment of
    distributions declared                                    10,731,946           6,112,494
  Cost of shares redeemed                                    (28,445,482)        (62,524,095)
                                                            ------------        ------------
  Net decrease in net assets from Fund share
    transactions                                                (854,610)        (46,695,887)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (17,826,216)        (37,241,411)
NET ASSETS
  At beginning of year                                        93,314,766         130,556,177
                                                            ------------        ------------
  At end of year (including undistributed net
    investment income of $284,149 and $37,976)              $ 75,488,550        $ 93,314,766
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          NINE MONTHS
                                                    YEAR ENDED SEPTEMBER 30,                 ENDED       YEAR ENDED
                                          ---------------------------------------------  SEPTEMBER 30,  DECEMBER 31,
                                            2001         2000        1999         1998        1997          1996
                                           -------     -------     --------     --------    --------      --------
NET ASSET VALUE, BEGINNING OF YEAR         $ 41.71     $ 37.79     $  37.47     $  48.81    $  38.79      $  34.81
FROM INVESTMENT OPERATIONS:
  Net investment income*                      0.39(1)     0.29(1)      0.29(1)      0.30       0.39          0.60
  Net realized and unrealized gain
    (loss) on investments                    (2.77)       5.73         4.49        (4.30)      12.79          8.52
                                           -------     -------     --------     --------    --------      --------
Total from investment operations             (2.38)       6.02         4.78        (4.00)      13.18          9.12
                                           -------     -------     --------     --------    --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (0.29)      (0.23)       (0.23)       (0.29)      (0.43)        (0.56)
  In excess of net investment income            --          --           --        (0.01)         --            --
  From net realized gain on investments      (5.04)      (1.87)       (4.23)       (7.04)      (2.73)        (4.58)
                                           -------     -------     --------     --------    --------      --------
Total distributions to shareholders          (5.33)      (2.10)       (4.46)       (7.34)      (3.16)        (5.14)
                                           -------     -------     --------     --------    --------      --------
NET ASSET VALUE, END OF YEAR               $ 34.00     $ 41.71     $  37.79     $  37.47    $  48.81      $  38.79
                                           =======     =======     ========     ========    ========      ========
Total Return+++                              (7.18)%     16.52%       12.29%       (9.33)%     35.13%++     26.84%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                               0.71%       0.71%        0.66%        0.71%       0.71%+        0.71%
  Net Investment Income (to average
    daily net assets)*                        1.00%       0.76%        0.74%        0.69%       0.95%+        1.53%
  Portfolio Turnover(3)                        N/A         N/A          N/A          N/A         N/A            41%
  Net Assets, End of Year (000's
    omitted)                               $75,489     $93,315     $130,556     $198,322    $170,170      $105,855

-----------------
* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

Net investment income per share            $  0.38(1)  $  0.28(1)       N/A          N/A    $   0.38      $   0.59
Ratios (to average daily net assets):
  Expenses(2)                                 0.73%       0.73%         N/A          N/A        0.72%+        0.72%
  Net investment income                       0.98%       0.74%         N/A          N/A        0.93%+        1.52%

+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expence waivers.
(1)   Calculated based on average shares outstanding.
(2) Includes the Fund's share of Standish Select Value Portfolio's allocated expense for periods since May 3, 1996.
(3) Portflio turnover represents activity while the Fund was investing directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Porfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Select Value Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 61% at September 30, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the Portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results appear in Note 5.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for wash sales, realized and unrealized gains or losses on futures, and allocation of realized gains or losses between the funds.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial hightlights table excludes these adjustments.

      E. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes and extraordinary expenses) to 0.71% of the Fund's average daily net assets for the year ended
      September 30, 2001. Pursuant to this agreement, for the year ended September 30, 2001, Standish Mellon voluntarily reimbursed the Fund for $17,658 of its operating expenses. This agreement is temporary and voluntary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2001 aggregated $16,828,846 and $29,116,812, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                       ------------------   ------------------
      Shares sold                                            437,007              253,177
      Shares issued to shareholders in payment of
        distributions declared                               277,229              162,125
      Shares redeemed                                       (730,865)          (1,633,485)
                                                            ---------          -----------
      Net decrease                                           (16,629)          (1,218,183)
                                                            =========          ===========

      At September 30, 2001, three shareholders of record held approximately 12%, 11% and 11% of the total outstanding shares of the Fund, respectively. Investment activities of these shareholders could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                           STANDISH SELECT VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To authorize each Fund in the master-feeder structure to approve a new investment advisory agreement between the corresponding Portfolio in which each Fund invests all of its investible assets and Standish Mellon:

      Affirmative                                                  1,502,179.084
      Against                                                            541.713
      Abstain                                                              0.000
                                                                   -------------
      Total                                                        1,502,720.797
                                                                   =============

--------------------------------------------------------------------------------

      TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $5,445,732 as capital gain dividends for the year ended September 30, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and Shareholders of Standish Select Value Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Select Value Fund (the "Fund"), at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 98.4%
BASIC INDUSTRY -- 3.3%
Alcoa, Inc.                                               35,100  $  1,088,451
Dow Chemical                                              27,600       904,176
International Paper Co.                                   17,700       615,960
Praxair, Inc.                                             36,300     1,524,600
                                                                  ------------
                                                                     4,133,187
                                                                  ------------
CAPITAL GOODS -- 5.9%
General Dynamics                                          16,500     1,457,280
Ingersoll Rand Co.                                        28,500       963,300
Tyco International Ltd.                                   63,900     2,907,450
United Technologies Corp.                                 41,800     1,943,700
                                                                  ------------
                                                                     7,271,730
                                                                  ------------
CONSUMER STABLE -- 12.6%
Adolph Coors Co., Class B                                 23,700     1,066,500
Avon Products, Inc.                                       30,800     1,424,500
ConAgra Foods, Inc.                                       57,700     1,295,365
CVS Corp.                                                 31,100     1,032,520
Heinz H J Co.                                             27,400     1,154,910
Kimberly-Clark Corp.                                      37,900     2,349,800
PepsiCo, Inc.                                             36,520     1,771,220
Philip Morris Cos., Inc.                                  15,200       734,008
Procter & Gamble Co.                                      14,600     1,062,734
Safeway, Inc.*                                            53,300     2,117,076
Sara Lee Corp.                                            73,800     1,571,940
                                                                  ------------
                                                                    15,580,573
                                                                  ------------
EARLY CYCLICAL -- 2.9%
American Standard Companies, Inc.*                        23,800     1,309,000
Ford Motor Co.                                            49,700       862,295
General Motors Corp.                                      10,700       459,030
KB Home                                                   32,400       920,484
                                                                  ------------
                                                                     3,550,809
                                                                  ------------
ENERGY -- 10.0%
BP Amoco PLC ADR                                          31,090     1,528,695
El Paso Corp.                                             24,085     1,000,732
Enron Corp.                                               60,500     1,647,415
Exxon Mobil Corp.                                        149,204     5,878,638
Texaco, Inc.                                              35,800     2,327,000
                                                                  ------------
                                                                    12,382,480
                                                                  ------------
FINANCIAL -- 28.0%
ACE Ltd.                                                  37,200     1,073,964
Allstate Corp.                                            30,700     1,146,645
AMBAC, Inc.                                               45,350     2,481,098
American International Group, Inc.                        35,549     2,772,822
Bank of New York Co., Inc.                                15,300       535,500
Citigroup, Inc.                                           98,066     3,971,673
Comerica, Inc.                                            22,200     1,229,880
Cullen/Frost Bankers, Inc.                                38,200     1,029,490

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

FINANCIAL (CONTINUED)
Federal Home Loan Mortgage Corp.                          29,800  $  1,937,000
Federal National Mortgage Association                     24,400     1,953,464
FleetBoston Financial Corp.                               70,100     2,576,175
Golden West Financial Corp.                               26,600     1,545,460
Goldman Sachs                                             16,200     1,155,870
Huntington Bancshares, Inc.                               45,100       780,681
J.P. Morgan Chase & Co.                                   48,250     1,647,737
MBNA Corp.                                                54,800     1,659,892
PNC Bank Corp.                                            54,200     3,102,950
The PMI Group, Inc.                                       20,600     1,285,234
U.S. Bancorp                                              42,800       949,304
Wells Fargo & Co.                                         43,100     1,915,795
                                                                  ------------
                                                                    34,750,634
                                                                  ------------
GROWTH CYCLICAL -- 5.4%
Brinker International, Inc.*                              52,750     1,245,955
Disney (Walt) Co.                                         32,400       603,288
Federated Department Stores*                              39,200     1,105,440
Sears, Roebuck and Co.                                    30,600     1,059,984
Target Corp.                                              21,400       679,450
TJX Cos, Inc.                                             19,100       628,390
Venator Group, Inc.*                                      93,600     1,427,400
                                                                  ------------
                                                                     6,749,907
                                                                  ------------
HEALTH CARE -- 7.1%
Baxter International, Inc.                                33,700     1,855,185
Merck & Co., Inc.                                         25,400     1,691,640
Pfizer, Inc.                                              45,800     1,836,580
Pharmacia Corp.                                           23,000       932,880
Tenet Healthcare Corp.*                                   16,400       978,260
Wellpoint Health Networks, Inc.*                          14,400     1,571,760
                                                                  ------------
                                                                     8,866,305
                                                                  ------------
REAL ESTATE -- 1.3%
Boston Properties, Inc., REIT                             16,200       617,706
General Growth Properties, REIT                            9,000       312,930
Liberty Property Trust, REIT                              21,900       628,311
                                                                  ------------
                                                                     1,558,947
                                                                  ------------
SERVICES -- 12.0%
AT&T Corp.                                                54,300     1,047,990
Bellsouth Corp.                                           46,176     1,918,613
First Data Corp.                                          24,000     1,398,240
General Motors Corp., Class H*                            45,600       607,848
McGraw-Hill Companies, Inc.                               17,200     1,001,040
Omnicom Group                                             17,200     1,116,280
Qwest Communications International, Inc.                  56,600       945,220
SBC Communications, Inc.                                  60,600     2,855,472
Verizon Communications, Inc.                              75,100     4,063,661
                                                                  ------------
                                                                    14,954,364
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
--------------------------------------------------------------------------------

TECHNOLOGY -- 6.1%
Agere Systems, Inc.*                                     116,200    $    479,906
Agilent Technologies, Inc.*                               31,100         608,005
Apple Computer, Inc.*                                     32,900         510,279
Applied Materials, Inc.*                                  21,100         600,084
AT & T Wireless Services, Inc.*                           54,773         818,309
Compaq Computer Corp.                                     67,000         556,770
EMC Corp.*                                                47,000         552,250
International Business Machine                            14,500       1,338,350
Micron Technology, Inc.*                                  33,400         628,922
NCR Corp.*                                                26,100         773,865
Symantec Corp.*                                           21,700         752,339
                                                                    ------------
                                                                       7,619,079
                                                                    ------------
UTILITIES -- 3.8%
AES Corp.*                                                19,700         252,554
Duke Energy Corp.                                         34,100       1,290,685
Dynegy, Inc.                                              14,300         495,495
Exelon Corp.                                              20,500         914,300
GPU, Inc.                                                 45,100       1,820,236
                                                                    ------------
                                                                       4,773,270
                                                                    ------------
TOTAL EQUITIES (COST $126,054,602)                                   122,191,285
                                                                    ------------

                                                          PAR
                                   RATE     MATURITY     VALUE
                                  ------   ----------   --------
SHORT-TERM INVESTMENTS -- 1.5%
U.S. GOVERNMENT AGENCY -- 0.2%
FHLMC Discount Note=/=+           2.828%   12/13/2001   $200,000         198,860
                                                                    ------------
REPURCHASE AGREEMENTS -- 1.3%

Tri-Party repurchase agreement dated
09/28/01 with Salomon Smith Barney Inc.
and Investors Bank and Trust Company,
due 10/01/01, with a maturity value of
$1,663,584 and an effective yield of
2.30%, collateralized by a U.S.
Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and
market value of $1,703,267.                                            1,663,265
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,862,048)                         1,862,125
                                                                    ------------

TOTAL INVESTMENTS -- 99.9% (COST
 $127,916,650)                                                      $124,053,410
OTHER ASSETS, LESS LIABILITIES -- 0.1%                                   159,587
                                                                    ------------
NET ASSETS -- 100.0%                                                $124,212,997
                                                                    ============
NOTES TO SCHEDULE OF INVESTMENTS:
ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*     Non-income producing security.
=/=   Rate noted is yield to maturity.
+     Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $127,916,650)                                                   $124,053,410
  Receivable for investments sold                                      1,098,023
  Interest and dividends receivable                                      193,276
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                            32,525
  Prepaid expenses                                                         6,500
                                                                    ------------
    Total assets                                                     125,383,734
LIABILITIES
  Payable for investments purchased                    $1,111,555
  Accrued accounting and custody fees                      19,049
  Accrued trustees' fees and expenses (Note 2)              5,556
  Accrued expenses and other liabilities                   34,577
                                                       ----------
    Total liabilities                                                  1,170,737
                                                                    ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $124,212,997
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $861)                                                               $  2,261,167
  Interest income                                                            163,362
                                                                        ------------
    Total income                                                           2,424,529
EXPENSES
  Investment advisory fee (Note 2)                       $    711,418
  Accounting and custody fees                                 118,572
  Professional fees                                            29,649
  Licensing fees                                               18,000
  Trustees' fees and expenses (Note 2)                         14,744
  Insurance expense                                            10,523
  Amortization of organizational expenses (Note 1E)             8,789
  Miscellaneous                                                 5,473
                                                         ------------
    Total expenses                                                           917,168
                                                                        ------------
      Net investment income                                                1,507,361
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                        7,670,269
    Financial futures contracts                              (567,733)
                                                         ------------
      Net realized gain                                                    7,102,536
  Change in unrealized appreciation (depreciation)
    Investment securities                                 (17,981,798)
    Financial futures contracts                                (4,913)
                                                         ------------
      Change in net unrealized appreciation
        (depreciation)                                                   (17,986,711)
                                                                        ------------
    Net realized and unrealized loss                                     (10,884,175)
                                                                        ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                              $ (9,376,814)
                                                                        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  1,507,361        $  1,381,274
  Net realized gain                                            7,102,536          22,309,805
  Change in net unrealized appreciation (depreciation)       (17,986,711)          1,191,632
                                                            ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                (9,376,814)         24,882,711
                                                            ------------        ------------
CAPITAL TRANSACTIONS
  Contributions                                               21,887,948          21,023,212
  Withdrawals                                                (34,402,718)        (90,658,528)
                                                            ------------        ------------
  Net decrease in net assets from capital transactions       (12,514,770)        (69,635,316)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (21,891,584)        (44,752,605)
NET ASSETS
  At beginning of year                                       146,104,581         190,857,186
                                                            ------------        ------------
  At end of year                                            $124,212,997        $146,104,581
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                        STANDISH SELECT VALUE PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                       NINE MONTHS
                                                                                          ENDED              FOR THE PERIOD
                                                 YEAR ENDED SEPTEMBER 30,              YEAR ENDED             MAY 3, 1996
                                          --------------------------------------      SEPTEMBER 30,   (COMMENCEMENT OF OPERATIONS)
                                            2001       2000       1999       1998         1997            TO DECEMBER 31, 1996
                                          --------   --------   --------   --------   -------------   ----------------------------
RATIOS:
  Expenses (to average daily net assets)      0.64%      0.64%      0.60%      0.65%        0.66%+                  0.69%+
  Net Investment Income (to average
    daily net assets)                         1.06%      0.83%      0.81%      0.75%        0.99%+                  1.58%+
  Portfolio Turnover                            62%        92%        90%       144%          75%++                   78%++
  Net Assets, End of Year (000's
    omitted)                              $124,213   $146,105   $190,857   $207,612     $170,142                $106,278

-----------------
+     Computed on an annualized basis.
++    Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the Portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Portfolio appear in
      Note 7.

      At September 30, 2001, the Standish Select Value and the Standish Select Value Asset Fund held approximately 61% and 39% interests in the Standish Select Value Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTION AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration were completely amortized, during the year ended September 30, 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations for the year ended September 30, 2001, were $85,753,673 and $96,430,794, respectively. For the year ended September 30, 2001, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                              $ 128,136,278
                                                                  =============
      Gross unrealized appreciation                                   9,832,653
      Gross unrealized depreciation                                 (13,915,521)
                                                                  -------------
      Net unrealized depreciation                                 $  (4,082,868)
                                                                  =============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended September 30, 2001.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Portfolio had the following financial futures contracts:

                                                                                  UNDERLYING FACE
      CONTRACT                                       POSITION   EXPIRATION DATE   AMOUNT AT VALUE   UNREALIZED GAIN (LOSS)
      --------------------------------------------------------------------------------------------------------------------
      S&P Barra Value (5 contracts)                    Long       12/21/2001         $643,125             $(38,795)
      S&P 500 (3 contracts)                            Long       12/31/2001          782,775                1,602
                                                                                                          --------
                                                                                                          $(37,193)
                                                                                                          ========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2001, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended September 30, 2001, the expense related to this commitment fee was $5,010 for the Portfolio.

      During the year ended September 30, 2001, the Portfolio had no borrowings under the credit facility.

(7)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Portfolio and Standish Mellon, the successor to Standish:

      Affirmative                                                  4,474,040.900
      Against                                                            541.713
      Abstain                                                              0.000
                                                                   -------------
      Total                                                        4,474,582.613
                                                                   =============

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Select Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio:
Standish Select Value Portfolio (the "Portfolio"), at September 30, 2001, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                    Financial Statements for the Period Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                        STANDISH SELECT VALUE ASSET FUND

                       Management Discussion and Analysis

For the 12 months ending September 30, 2001 the Standish Select Value Asset Fund had a total return of -7.50%. This compares favorably to the Fund's benchmark, the Russell 1000 Value with a -8.9% return, and is dramatically better than the broader market. The S&P 500 was down -26.6% over the 12 months.

The U.S. economy appears to be on the brink of a recession for the first time in a decade. Federal Reserve rate hikes in 2000, higher energy prices, and the negative wealth effect from the unwinding of the "new era" bubble in technology stocks combined to create what has been called the economic "Perfect Storm". Both consumers and corporations have reined in their spending. The terrorist attacks on September 11 added stress to the already weak economy.

In response to the weakness in the economy, the Federal Reserve has lowered the Fed Funds rate from 6.5% to 3.0% in since January 2001. The Fed has also added liquidity to the system -- M3 has grown over 10% or nearly $720 billion in calendar 2001. Fiscal stimulus has been added to the mix, as well, with a combination of tax rebates prior to September 11, and since the attacks through emergency funds for increased security measures and to rebuild New York and the Pentagon. More tax cuts and government spending seem certain.

The stock market in the US over the last 12 months has been very weak (see the index performance numbers above) due to the softening economy and the impact on corporate earnings. The markets traded lower in the immediate aftermath of the attacks, but have regained most if not all of those losses. In the late 1990s the markets were rising as both earnings and the price-to-earnings ratio were increasing. In the past year the reverse has been true. Earnings have declined due to the weak economy and to very difficult comparisons from the prior year, and the P/E multiple that investors are willing to pay for those earnings has also declined. Value stocks did not participate fully when the market was in the bubble stage, and the good news is that the value stocks have avoided much of the pain from the bursting of the bubble.

The disciplined investment process used to manage the Fund focuses on undervalued companies with improving business momentum. The process begins with a computerized ranking of approximately 1000 large and liquid stocks. The computer modeling identifies those companies that have the most attractive combination of low valuations and business strength. Using this list of ranked candidates the analysts conduct further research to identify those companies in the best position to maintain their business momentum. The process ensures that the Fund's holdings have an attractive combination of better than average business strength and better than average valuations. The strategy does not guarantee superior performance, but we are convinced that over time it will prove to be successful. The good relative results in the past year are an indication that the strategy has worked well.

Looking ahead, we expect the economy to remain weak for a few more quarters. However, the monetary and fiscal stimulus will eventually allow for a rebound, although the recovery will be somewhat subdued. Generally, the stock market rebounds ahead of the economy. This should be the case again. We do not expect to the 20% annualized returns from stocks that we had in the late 1990s. Stocks should be able to modestly outperform bonds, however. Within the stock market, value has outperformed growth over the past year. While still an attractive area for investment, we do not expect the asset class to outperform growth stocks by such a wide margin over the foreseeable future. More modest returns appear likely, both on an absolute and relative basis.

Sincerely,

/s/ David C. Cameron                        /s/ Steven L. Gold

David C. Cameron                            Steven L. Gold

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

             Comparison of Change in Value of $100,000 Investment in
         Standish Select Value Asset Fund, the Russell 1000 Value Index
                              and the S&P 500 Index

            Standish
          Select Value   Russell 1000
           Asset Fund     Value Index    S&P 500

            $100,000       $100,000     $100,000
              94,750         97,206       96,660
              97,450        101,503      101,134
              98,311        104,466      102,871
              97,960        102,988      104,009
             104,889        109,921      111,511
             110,814        116,644      117,221
             110,109        117,424      118,400
             106,585        115,683      116,365
             108,700        117,166      121,092
             103,913        115,098      119,802
              84,360         97,969      102,482
              88,338        103,593      109,047
1998          93,838        111,617      117,912
              98,832        116,817      125,057
             105,279        120,794      132,261
             104,608        121,759      137,789
             100,684        120,041      133,504
              97,896        122,524      138,844
             103,007        133,968      144,217
             102,491        132,496      140,817
             105,697        136,342      148,632
             104,094        132,350      143,996
             101,507        127,439      143,276
              98,972        122,985      139,349
1999         101,248        130,064      148,167
             101,765        129,047      151,179
             104,849        129,670      160,084
              99,180        125,440      152,041
              99,239        116,120      149,168
             110,460        130,288      163,761
             109,525        128,771      158,833
             108,356        130,128      155,574
             108,588        124,181      159,409
             107,652        125,734      156,917
             114,384        132,724      166,663
             115,086        133,946      157,865
2000         118,774        137,238      157,197
             116,901        132,143      144,804
             124,208        138,764      145,512
             121,841        139,298      150,675
             120,197        135,424      136,936
             117,435        130,638      128,261
             121,841        137,045      138,228
             123,221        140,123      139,155
             119,544        137,012      135,768
             119,148        136,721      134,432
             115,183        131,244      126,016
2001         106,460        122,007      115,840

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/01

                                                Since Inception
                1 Year          3 Year             10/08/1997
                ------          ------          ---------------

                (7.50)%          6.42%               1.58%

--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Select Value Portfolio
    ("Portfolio"), at value (Note 1A)                              $48,727,135
  Receivable for Fund shares sold                                        5,180
  Deferred organization costs (Note 1D)                                  1,118
  Prepaid expenses                                                       9,545
                                                                   -----------
    Total assets                                                    48,742,978
LIABILITIES
  Accrued accounting, custody and transfer agent fees     $ 4,487
  Accrued trustees' fees and expenses (Note 2)                500
  Accrued expenses and other liabilities                   49,332
                                                          -------
    Total liabilities                                                   54,319
                                                                   -----------
NET ASSETS                                                         $48,688,659
                                                                   ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                  $48,778,072
  Accumulated net realized gain                                      2,030,601
  Undistributed net investment income                                  135,760
  Net unrealized depreciation                                       (2,255,774)
                                                                   -----------
TOTAL NET ASSETS                                                   $48,688,659
                                                                   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            3,021,747
                                                                   ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                  $     16.11
                                                                   ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Dividend income allocated from Portfolio (net of
    foreign withholding taxes of $320)                                 $   866,065
  Interest income allocated from Portfolio                                  62,277
  Expenses allocated from Portfolio                                       (351,289)
                                                                       -----------
    Net investment income allocated from Portfolio                         577,053
EXPENSES
  Administration service fee (Note 3)                    $   136,058
  Accounting, custody, and transfer agent fees                27,353
  Registration fees                                           17,900
  Professional fees                                           16,741
  Trustees' fees and expenses (Note 2)                         2,500
  Insurance expense                                            1,315
  Amortization of organizational expenses (Note 1D)            1,121
  Miscellaneous                                               20,000
                                                         -----------
    Total expenses                                           222,988

Deduct:
  Reimbursement of Fund operating expenses (Note 2)          (51,456)
                                                         -----------
    Net expenses                                                           171,532
                                                                       -----------
      Net investment income                                                405,521
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                       2,612,560
    Financial futures contracts                             (213,808)
                                                         -----------
      Net realized gain                                                  2,398,752
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                 (6,785,575)
    Financial futures contracts                               (3,426)
                                                         -----------
      Change in net unrealized appreciation
        (depreciation)                                                  (6,789,001)
                                                                       -----------
    Net realized and unrealized loss on investments                     (4,390,249)
                                                                       -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS                             $(3,984,728)
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   405,521         $    267,949
  Net realized gain                                           2,398,752            6,814,775
  Change in net unrealized appreciation (depreciation)       (6,789,001)             476,852
                                                            -----------         ------------
  Net increase (decrease) in net assets from investment
    operations                                               (3,984,728)           7,559,576
                                                            -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                   (382,767)            (175,319)
  From net realized gains on investments                     (6,005,453)          (6,435,217)
                                                            -----------         ------------
  Total distributions to shareholders                        (6,388,220)          (6,610,536)
                                                            -----------         ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares                            5,029,702            2,962,554
  Value of shares issued to shareholders in payment of
    distributions declared                                    6,388,220            6,610,536
  Cost of shares redeemed                                    (5,131,267)         (14,961,955)
                                                            -----------         ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              6,286,655           (5,388,865)
                                                            -----------         ------------
TOTAL DECREASE IN NET ASSETS                                 (4,086,293)          (4,439,825)
NET ASSETS
  At beginning of year                                       52,774,952           57,214,777
                                                            -----------         ------------
  At end of year (including undistributed net
    investment income of
    $135,760 and $111,810)                                  $48,688,659         $ 52,774,952
                                                            ===========         ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    YEAR ENDED SEPTEMBER 30,
                                               ---------------------------------
                                                2001         2000         1999         1998(2)
                                               -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR             $ 19.66      $ 19.12      $ 17.51      $20.00
                                               -------      -------      -------      ------
FROM INVESTMENT OPERATIONS:
  Net investment income*                          0.14(1)      0.10(1)      0.10(1)     0.05(1)
  Net realized and unrealized gain (loss) on
    investments                                  (1.34)        2.77         2.02       (2.42)
                                               -------      -------      -------      ------
Total from investment operations                 (1.20)        2.87         2.12       (2.37)
                                               -------      -------      -------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.13)       (0.06)       (0.10)      (0.12)
  From net realized gain on investments          (2.22)       (2.27)       (0.41)        --
                                               -------      -------      -------      ------
Total distributions to shareholders              (2.35)       (2.33)       (0.51)      (0.12)
                                               -------      -------      -------      ------
NET ASSET VALUE, END OF YEAR                   $ 16.11      $ 19.66      $ 19.12      $17.51
                                               =======      =======      =======      ======
TOTAL RETURN+++                                  (7.50)%      16.28%       12.04%     (11.66)%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(3)      0.96%        0.96%        0.91%       0.83%+
  Net Investment Income (to average daily net
    assets)*                                      0.75%        0.52%        0.52%       0.46%+
  Net Assets, End of Year (000's omitted)      $48,689      $52,775      $57,215      $8,799

-----------------
* For the periods indicated, the investment adviser voluntarily agreed to reimburse the Fund for a portion of its operating expenses.
     If this voluntary action had not been taken, the investment income (loss) per share would have been:

    Net investment income (loss) per share      $ 0.12(1)   $  0.08(1)   $ 0.10(1)   $(0.14)(1)
    Ratios (to average daily net assets):
      Expenses(3)                                 1.06%        1.05%       0.94%       2.49%+
      Net investment income (loss)                0.65%        0.43%       0.49%      (1.20)%+

(1)   Calculated based on average shares outstanding.
(2) For the period October 8, 1997 (commencement of operations) to September 30, 1998.
(3) Includes the Fund's share of Standish Select Value Portfolio's allocated expenses.
+     Computed on an annualized basis.
++    Not annualized.
+++   Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Asset Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of the Standish Select Value Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 39% at September 30, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the Portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results appear in Note 6.

      Shares of the Fund may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Fund shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403 (b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Fund shares through their Omnibus Account Administrators.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      D. DEFERRED ORGANIZATIONAL EXPENSES

      Costs associated with the Fund's organization and initial registration are being amortized, on a straight-line basis, through September 2002.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually, as will dividends from net investment income. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the total operating expenses of the Fund and its pro rata share of the Portfolio expenses (excluding commissions, taxes, and extraordinary expenses) for the year ended September 30, 2001, so that the Fund's annual operating expenses do not exceed the total operating expenses of the Standish Select Value Fund (net of any expense limitation), currently 0.71%, for the comparable period plus 0.25% (the Fund's maximum Administration Service
      Fee). Pursuant to this agreement, for the year ended September 30, 2001, Standish Mellon voluntarily reimbursed the Fund for $51,456 of its operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   SERVICE FEE:

      Pursuant to a service plan, the Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets. The service fee is payable for the benefit of the participants in the Omnibus Accounts that are shareholders in the Fund and is intended to be compensation to Account Administrators for providing personal services and/or account maintenance services to participants in Omnibus Accounts that are the beneficial owners of Fund shares.

(4)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2001 aggregated $5,059,102 and $5,285,906, respectively.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH SELECT VALUE ASSET FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                       ------------------   ------------------
      Shares sold                                            272,484              157,556
      Shares issued to shareholders in payment of
        distributions declared                               348,289              372,194
      Shares redeemed                                       (283,958)            (836,442)
                                                            --------             --------
      Net increase (decrease)                                336,815             (306,692)
                                                            ========             ========

      At September 30, 2001, one profit sharing plan on behalf of its plan participants was a shareholder of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

(6)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To authorize each Fund in the master-feeder structure to approve a new investment advisory agreement between the corresponding Portfolio in which each Fund invests all of its investible assets and Standish Mellon:

      Affirmative                                                  2,971,861.816
      Against                                                              0.000
      Abstain                                                              0.000
                                                                   -------------
      Total                                                        2,971,861.816
                                                                   =============

--------------------------------------------------------------------------------

      TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $2,776,387 as capital gain dividends for the year ended September 30, 2001.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Select Value Asset Fund:

In our opinion, the accompanying statement of assets and liabilities and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Select Value Asset Fund (the "Fund"), at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                   SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 98.4%
BASIC INDUSTRY -- 3.3%
Alcoa, Inc.                                                35,100   $  1,088,451
Dow Chemical                                               27,600        904,176
International Paper Co.                                    17,700        615,960
Praxair, Inc.                                              36,300      1,524,600
                                                                    ------------
                                                                       4,133,187
                                                                    ------------
CAPITAL GOODS -- 5.9%
General Dynamics                                           16,500      1,457,280
Ingersoll Rand Co.                                         28,500        963,300
Tyco International Ltd.                                    63,900      2,907,450
United Technologies Corp.                                  41,800      1,943,700
                                                                    ------------
                                                                       7,271,730
                                                                    ------------
CONSUMER STABLE -- 12.6%
Adolph Coors Co., Class B                                  23,700      1,066,500
Avon Products, Inc.                                        30,800      1,424,500
ConAgra Foods, Inc.                                        57,700      1,295,365
CVS Corp.                                                  31,100      1,032,520
Heinz H J Co.                                              27,400      1,154,910
Kimberly-Clark Corp.                                       37,900      2,349,800
PepsiCo, Inc.                                              36,520      1,771,220
Philip Morris Cos., Inc.                                   15,200        734,008
Procter & Gamble Co.                                       14,600      1,062,734
Safeway, Inc.*                                             53,300      2,117,076
Sara Lee Corp.                                             73,800      1,571,940
                                                                    ------------
                                                                      15,580,573
                                                                    ------------
EARLY CYCLICAL -- 2.9%
American Standard Companies, Inc.*                         23,800      1,309,000
Ford Motor Co.                                             49,700        862,295
General Motors Corp.                                       10,700        459,030
KB Home                                                    32,400        920,484
                                                                    ------------
                                                                       3,550,809
                                                                    ------------
ENERGY -- 10.0%
BP Amoco PLC ADR                                           31,090      1,528,695
El Paso Corp.                                              24,085      1,000,732
Enron Corp.                                                60,500      1,647,415
Exxon Mobil Corp.                                         149,204      5,878,638
Texaco, Inc.                                               35,800      2,327,000
                                                                    ------------
                                                                      12,382,480
                                                                    ------------
FINANCIAL -- 28.0%
ACE Ltd.                                                   37,200      1,073,964
Allstate Corp.                                             30,700      1,146,645
AMBAC, Inc.                                                45,350      2,481,098
American International Group, Inc.                         35,549      2,772,822
Bank of New York Co., Inc.                                 15,300        535,500
Citigroup, Inc.                                            98,066      3,971,673
Comerica, Inc.                                             22,200      1,229,880
Cullen/Frost Bankers, Inc.                                 38,200      1,029,490

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                  SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

FINANCIAL (CONTINUED)
Federal Home Loan Mortgage Corp.                          29,800   $  1,937,000
Federal National Mortgage Association                     24,400      1,953,464
FleetBoston Financial Corp.                               70,100      2,576,175
Golden West Financial Corp.                               26,600      1,545,460
Goldman Sachs                                             16,200      1,155,870
Huntington Bancshares, Inc.                               45,100        780,681
J.P. Morgan Chase & Co.                                   48,250      1,647,737
MBNA Corp.                                                54,800      1,659,892
PNC Bank Corp.                                            54,200      3,102,950
The PMI Group, Inc.                                       20,600      1,285,234
U.S. Bancorp                                              42,800        949,304
Wells Fargo & Co.                                         43,100      1,915,795
                                                                   ------------
                                                                     34,750,634
                                                                   ------------
GROWTH CYCLICAL -- 5.4%
Brinker International, Inc.*                              52,750      1,245,955
Disney (Walt) Co.                                         32,400        603,288
Federated Department Stores*                              39,200      1,105,440
Sears, Roebuck and Co.                                    30,600      1,059,984
Target Corp.                                              21,400        679,450
TJX Cos, Inc.                                             19,100        628,390
Venator Group, Inc.*                                      93,600      1,427,400
                                                                   ------------
                                                                      6,749,907
                                                                   ------------
HEALTH CARE -- 7.1%
Baxter International, Inc.                                33,700      1,855,185
Merck & Co., Inc.                                         25,400      1,691,640
Pfizer, Inc.                                              45,800      1,836,580
Pharmacia Corp.                                           23,000        932,880
Tenet Healthcare Corp.*                                   16,400        978,260
Wellpoint Health Networks, Inc.*                          14,400      1,571,760
                                                                   ------------
                                                                      8,866,305
                                                                   ------------
REAL ESTATE -- 1.3%
Boston Properties, Inc., REIT                             16,200        617,706
General Growth Properties, REIT                            9,000        312,930
Liberty Property Trust, REIT                              21,900        628,311
                                                                   ------------
                                                                      1,558,947
                                                                   ------------
SERVICES -- 12.0%
AT&T Corp.                                                54,300      1,047,990
Bellsouth Corp.                                           46,176      1,918,613
First Data Corp.                                          24,000      1,398,240
General Motors Corp., Class H*                            45,600        607,848
McGraw-Hill Companies, Inc.                               17,200      1,001,040
Omnicom Group                                             17,200      1,116,280
Qwest Communications International, Inc.                  56,600        945,220
SBC Communications, Inc.                                  60,600      2,855,472
Verizon Communications, Inc.                              75,100      4,063,661
                                                                   ------------
                                                                     14,954,364
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                  SHARES    (NOTE 1A)
-------------------------------------------------------------------------------

TECHNOLOGY -- 6.1%
Agere Systems, Inc.*                                     116,200   $    479,906
Agilent Technologies, Inc.*                               31,100        608,005
Apple Computer, Inc.*                                     32,900        510,279
Applied Materials, Inc.*                                  21,100        600,084
AT & T Wireless Services, Inc.*                           54,773        818,309
Compaq Computer Corp.                                     67,000        556,770
EMC Corp.*                                                47,000        552,250
International Business Machine                            14,500      1,338,350
Micron Technology, Inc.*                                  33,400        628,922
NCR Corp.*                                                26,100        773,865
Symantec Corp.*                                           21,700        752,339
                                                                   ------------
                                                                      7,619,079
                                                                   ------------
UTILITIES -- 3.8%
AES Corp.*                                                19,700        252,554
Duke Energy Corp.                                         34,100      1,290,685
Dynegy, Inc.                                              14,300        495,495
Exelon Corp.                                              20,500        914,300
GPU, Inc.                                                 45,100      1,820,236
                                                                   ------------
                                                                      4,773,270
                                                                   ------------
TOTAL EQUITIES (COST $126,054,602)                                  122,191,285
                                                                   ------------

                                                           PAR
                                    RATE     MATURITY     VALUE
                                   ------   ----------   --------
SHORT-TERM INVESTMENTS -- 1.5%
U.S. GOVERNMENT AGENCY -- 0.2%
FHLMC Discount Note=/=+            2.828%   12/13/2001   $200,000       198,860
                                                                   ------------
REPURCHASE AGREEMENTS -- 1.3%

Tri-Party repurchase agreement dated
09/28/01 with Salomon Smith Barney Inc.
and Investors Bank and Trust Company,
due 10/01/01, with a maturity value of
$1,663,584 and an effective yield of
2.30%, collateralized by a U.S.
Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and
market value of $1,703,267.                                           1,663,265
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,862,048)                        1,862,125
                                                                   ------------

TOTAL INVESTMENTS -- 99.9% (COST $127,916,650)                     $124,053,410
OTHER ASSETS, LESS LIABILITIES -- 0.1%                                  159,587
                                                                   ------------
NET ASSETS -- 100.0%                                               $124,212,997
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS:
ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corporation
REIT - Real Estate Investment Trust

*     Non-income producing security.
=/=   Rate noted is yield to maturity.
+     Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $127,916,650)                                                   $124,053,410
  Receivable for investments sold                                      1,098,023
  Interest and dividends receivable                                      193,276
  Receivable for variation margin on open financial
    futures contracts (Note 5)                                            32,525
  Prepaid expenses                                                         6,500
                                                                    ------------
    Total assets                                                     125,383,734
LIABILITIES
  Payable for investments purchased                   $1,111,555
  Accrued accounting and custody fees                     19,049
  Accrued trustees' fees and expenses (Note 2)             5,556
  Accrued expenses and other liabilities                  34,577
                                                      ----------
    Total liabilities                                                  1,170,737
                                                                    ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $124,212,997
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Dividend income (net of foreign withholding taxes of
    $861)                                                          $  2,261,167
  Interest income                                                       163,362
                                                                   ------------
    Total income                                                      2,424,529
EXPENSES
  Investment advisory fee (Note 2)                   $    711,418
  Accounting and custody fees                             118,572
  Professional fees                                        29,649
  Licensing fees                                           18,000
  Trustees' fees and expenses (Note 2)                     14,744
  Insurance expense                                        10,523
  Amortization of organizational expenses (Note 1E)         8,789
  Miscellaneous                                             5,473
                                                     ------------
    Total expenses                                                      917,168
                                                                   ------------
      Net investment income                                           1,507,361
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                    7,670,269
    Financial futures contracts                          (567,733)
                                                     ------------
      Net realized gain                                               7,102,536
  Change in unrealized appreciation (depreciation)
    Investment securities                             (17,981,798)
    Financial futures contracts                            (4,913)
                                                     ------------
      Change in net unrealized appreciation
        (depreciation)                                              (17,986,711)
                                                                   ------------
    Net realized and unrealized loss                                (10,884,175)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (9,376,814)
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $  1,507,361        $  1,381,274
  Net realized gain                                            7,102,536          22,309,805
  Change in net unrealized appreciation (depreciation)       (17,986,711)          1,191,632
                                                            ------------        ------------
  Net increase (decrease) in net assets from investment
    operations                                                (9,376,814)         24,882,711
                                                            ------------        ------------
CAPITAL TRANSACTIONS
  Contributions                                               21,887,948          21,023,212
  Withdrawals                                                (34,402,718)        (90,658,528)
                                                            ------------        ------------
  Net decrease in net assets from capital transactions       (12,514,770)        (69,635,316)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS                                 (21,891,584)        (44,752,605)
NET ASSETS
  At beginning of year                                       146,104,581         190,857,186
                                                            ------------        ------------
  At end of year                                            $124,212,997        $146,104,581
                                                            ============        ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                         NINE MONTHS
                                                                                            ENDED              FOR THE PERIOD
                                                   YEAR ENDED SEPTEMBER 30,              YEAR ENDED             MAY 3, 1996
                                            ---------------------------------------     SEPTEMBER 30,   (COMMENCEMENT OF OPERATIONS)
                                              2001       2000       1999       1998           1997            TO DECEMBER 31, 1996
                                            --------   --------   --------   --------   -------------   ----------------------------
RATIOS:
  Expenses (to average daily net assets)        0.64%      0.64%      0.60%      0.65%        0.66%+                  0.69%+
  Net Investment Income (to average
    daily net assets)                           1.06%      0.83%      0.81%      0.75%        0.99%+                  1.58%+
  Portfolio Turnover                              62%        92%        90%       144%          75%++                  78%++
  Net Assets, End of Year (000's
    omitted)                                $124,213   $146,105   $190,857   $207,612     $170,142                $106,278

-----------------
+     Computed on an annualized basis.
++    Not annualized.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Select Value Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the Portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Portfolio appear in
      Note 7.

      At September 30, 2001, the Standish Select Value and the Standish Select Value Asset Fund held approximately 61% and 39% interests in the Standish Select Value Portfolio, respectively.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTION AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration were completely amortized, during the year ended September 30, 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.50% of the Portfolio's average daily net assets. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than purchased option transactions and short-term obligations for the year ended September 30, 2001, were $85,753,673 and $96,430,794, respectively. For the year ended September 30, 2001, the Fund did not purchase or sell any long-term U.S. Government securities.

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                              $ 128,136,278
                                                                  =============
      Gross unrealized appreciation                                   9,832,653
      Gross unrealized depreciation                                 (13,915,521)
                                                                  -------------
      Net unrealized depreciation                                 $  (4,082,868)
                                                                  =============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio entered into no such transactions during the year ended September 30, 2001.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Portfolio had the following financial futures contracts:

                                                                     UNDERLYING FACE
      CONTRACT                          POSITION   EXPIRATION DATE   AMOUNT AT VALUE   UNREALIZED GAIN (LOSS)
      ----------------------------------------------------------------------------------------------------
      S&P Barra Value (5 contracts)       Long       12/21/2001         $643,125             $(38,795)
      S&P 500 (3 contracts)               Long       12/31/2001          782,775                1,602
                                                                                             --------
                                                                                             $(37,193)
                                                                                             ========

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                         STANDISH SELECT VALUE PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2001, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter.

      For the year ended September 30, 2001, the expense related to this commitment fee was $5,010 for the Portfolio.

      During the year ended September 30, 2001, the Portfolio had no borrowings under the credit facility.

(7)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Portfolio and Standish Mellon, the successor to Standish:

      Affirmative                                                  4,474,040.900
      Against                                                            541.713
      Abstain                                                              0.000
                                                                   -------------
      Total                                                        4,474,582.613
                                                                   =============

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Select Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish, Ayer & Wood Master Portfolio:
Standish Select Value Portfolio (the "Portfolio"), at September 30, 2001, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
        STANDISH SMALL CAP GROWTH FUND-INSTITUTIONAL AND SERVICE CLASSES

                    Financial Statements for the Period Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST

        STANDISH SMALL CAP GROWTH FUND-INSTITUTIONAL AND SERVICE CLASSES

                       Management Discussion and Analysis

The Standish Small Cap Growth Fund-Institutional Class return for the fiscal year ended September 30, 2001 was (45.36)% versus (42.59)% for the benchmark Russell 2000 Growth Index. The Small Cap Growth Fund-Service Class returned (45.49)% for the same time period. This decline follows an extended period of outperformance.

The small cap market trended down throughout the last twelve months. Rallies last October, in early January, and in April could not be sustained and eventually led to new lows. The fiscal year got off to a difficult start, with the fourth quarter of 2000 showing a sharp move down in small cap stocks. This was the result of increased investor nervousness about the possibility of an economic slowdown, as fourth quarter annualized GDP growth slowed to 3.4% from 5.2% in the third quarter.

Following a brief rally in January, markets resumed their downward trend in the first quarter of 2001, despite aggressive rate cutting from the Federal Reserve. Stocks experienced a surge upward beginning in April, led by the technology sector. The rally began to falter in June as companies preannounced disappointing second quarter earnings. This weakness cast doubt on investors' previous assumptions that the economy would begin to recover in the second half of the year and sent stocks into a downward spiral through the beginning of September. The terrorist attacks on the World Trade Center and Pentagon on September 11 eliminated any hopes of a near-term economic rebound and lowered stocks still further.

The Fund has not been immune to the negative returns and volatility that have swept the market. Returns have been impacted by our emphasis on growth, which has underperformed value over the last twelve months. On the positive side, an underweight in technology and communications stocks mitigated some of the negative performance. Throughout these turbulent times, we have maintained our focus on searching out companies with the strongest growth opportunities, while recognizing that these opportunities may be scarce in a slowing economy. We are seeing attractive prospects in the health care and biotechnology sectors, as well as in some technology and communications stocks that have suffered large price declines despite maintaining strong growth potential. Many firms in these sectors have strong balance sheets and rising unit sales and market share.

The outlook is far from certain. It appears likely that the September quarter was one of negative GDP growth. If the December quarter follows suit, this will be the first recession (commonly defined as two consecutive quarters of negative GDP growth) since the end of 1990. This trend was probably underway before the terrorist attacks on the World Trade Center and the Pentagon, and these events have exacerbated the situation.

As financial markets tend to lead rather than lag economic changes, we would expect an improvement as the market looks ahead to an eventual economic recovery. Given the already attractive valuations of small caps relative to large, the stronger earnings forecasts for small companies, and the tendency of small stocks to lead during a recovery, we believe the Fund is well positioned going forward.

A final note: with the turmoil, disruption, and emotional anguish caused by the terrorist attacks, we are more grateful than ever for your continued faith in Standish. Our hopes and prayers go out to all those impacted by these attacks. During these volatile times, our priority continues to be generating solid long-term results for our clients. We thank you for your continued confidence.

Sincerely,

/s/ B. Randall Watts                        /s/ Edward R. Walter

B. Randall Watts                            Edward R. Walter

Note: The Fund experienced a change in portfolio managers in May, as B. Randall Watts assumed responsibility for the portfolio. Prior to joining Standish in 2001, Mr. Watts was a portfolio manager and director at Westfield Capital Management in Boston, Massachusetts for nine years where he was responsible for investing assets in excess of $500 million in large and small capitalization U.S. equities. He is a Chartered Financial Analyst.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH SMALL CAP GROWTH FUND-INSTITUTIONAL CLASS

             Comparison of Change in Value of $100,000 Investment in
                    Standish Small Capitalization Growth Fund
                        and the Russell 2000 Growth Index

           Standish      Russell
           Small Cap       2000
          Growth Fund     Growth

           $100,000      $100,000
            101,900       102,396
            106,850       104,954
             98,950        98,616
             93,000        91,656
             93,900        90,593
            110,800       104,209
            118,850       107,742
            125,600       113,258
            131,550       116,656
            145,651       125,965
            135,297       118,400
1996        133,647       115,577
            133,301       115,642
            134,163       114,099
            149,189       124,173
            154,791       129,382
            158,399       130,175
            147,035       120,718
            147,250       121,952
            137,771       111,769
            108,149        85,973
            119,675        94,690
            124,253        99,633
1997        135,725       107,365
            152,421       117,081
            172,295       122,350
            158,076       111,155
            178,758       115,112
            187,052       125,276
            184,467       125,474
            203,802       132,087
            200,840       128,005
            203,264       123,218
            206,010       125,596
            222,761       128,811
1998        266,656       142,426
            347,013       167,536
            352,821       165,978
            480,766       204,601
            405,788       183,098
            342,019       164,605
            303,339       155,012
            376,923       168,529
            343,993       154,086
            381,395       170,295
            353,518       162,832
            319,766       149,623
1999        254,488       122,456
            275,306       129,949
            280,848       140,467
            248,521       121,212
            220,746       110,192
            248,455       123,682
            254,524       126,547
            256,173       129,998
            242,517       118,908
            230,180       111,482
            193,169        93,494

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                                Since Inception
                1 Year          3 Year             12/23/1996
                ------          ------          ---------------

                (43.36)%        17.30%              14.59%

--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
               STANDISH SMALL CAP GROWTH FUND-SERVICE CLASS

             Comparison of Change in Value of $100,000 Investment in Standish Small Capitalization Growth Service Class Fund
                        and the Russell 2000 Growth Index

                  Standish          Russell
                  Small Cap       2000 Growth
             Service Class Fund      Index

                 $100,000.00      $100,000.00
5/2000             88,450.00        89,684.00
                  109,877.00       101,271.00
7/2000            100,256.00        92,592.00
                  111,130.00       102,333.00
9/2000            103,034.00        97,247.00
                   90,402.60        89,358.92
11/2000            71,914.54        73,134.02
                   77,806.36        77,609.09
1/2001             79,336.73        83,890.77
                   70,191.82        72,391.02
3/2001             62,353.36        65,809.23
                   70,154.51        73,866.26
5/2001             71,834.22        75,577.00
                   72,300.79        77,638.06
7/2001             68,437.53        71,014.68
                   64,928.87        66,579.81
9/2001             54,496.21        55,837.16

--------------------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                        Since Inception
                        1 Year            05/08/2000
                        ------          ---------------

                       (45.49)%            (34.85)%

--------------------------------------------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Small Cap Growth Portfolio
    ("Portfolio"), at value (Note 1A)                            $ 37,589,868
  Receivable for Fund shares sold                                      21,558
  Prepaid expenses                                                      5,993
                                                                 ------------
    Total assets                                                   37,617,419
LIABILITIES
  Payable for Fund shares redeemed                      $67,628
  Accrued accounting, custody and transfer agent fees     7,421
  Accrued trustees' fees and expenses (Note 2)              500
  Accrued expenses and other liabilities                 20,927
                                                        -------
    Total liabilities                                                  96,476
                                                                 ------------
NET ASSETS                                                       $ 37,520,943
                                                                 ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                $ 64,043,123
  Accumulated net realized loss                                   (20,943,069)
  Net unrealized depreciation                                      (5,579,111)
                                                                 ------------
TOTAL NET ASSETS                                                 $ 37,520,943
                                                                 ============
NET ASSETS ATTRIBUTABLE TO:
    Institutional Class                                          $ 31,364,608
                                                                 ============
    Service Class                                                $  6,156,335
                                                                 ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
    Institutional Class                                             1,071,290
                                                                 ============
    Service Class                                                     210,902
                                                                 ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)
    Institutional Class                                          $      29.28
                                                                 ============
    Service Class                                                $      29.19
                                                                 ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                            $    216,044
  Dividend income allocated from Portfolio                                  62,696
  Expenses allocated from Portfolio                                       (545,672)
                                                                      ------------
    Net investment loss allocated from Portfolio                          (266,932)
EXPENSES
  Registration fees                                     $     28,500
  Accounting and custody fees                                 24,045
  Service fees - Service Class (Note 3)                       20,701
  Professional fees                                           18,700
  Transfer agent fees - Institutional Class                   12,583
  Transfer agent fees - Service Class                         10,078
  Trustees' fees and expenses (Note 2)                         2,500
  Insurance expense                                              931
  Miscellaneous                                               18,972
                                                        ------------
      Total expenses                                         137,010

Deduct:
  Reimbursement of operating expenses - Institutional
    Class (Note 2)                                           (94,508)
  Reimbursement of operating expenses - Service Class
    (Note 2)                                                 (25,170)
                                                        ------------
    Total expense deductions                                (119,678)
                                                        ------------
      Net expenses                                                          17,332
                                                                      ------------
        Net investment loss                                               (284,264)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss allocated from Portfolio on:
    Investment security transactions                     (16,849,380)
    Financial futures contracts                           (3,122,730)
                                                        ------------
      Net realized loss                                                (19,972,110)
  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                (17,021,469)
    Financial futures contracts                              745,046
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                 (16,276,423)
                                                                      ------------
    Net realized and unrealized loss on investments                    (36,248,533)
                                                                      ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(36,532,797)
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (284,264)       $    (924,016)
  Net realized gain (loss)                                   (19,972,110)          23,237,639
  Change in net unrealized appreciation (depreciation)       (16,276,423)           4,130,693
                                                            ------------        -------------
  Net increase (decrease) in net assets from investment
    operations                                               (36,532,797)          26,444,316
                                                            ------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1D)
  From net realized gains on investments
    Institutional Class                                       (6,715,757)          (5,354,756)
    Service Class                                             (1,145,041)                  --
                                                            ------------        -------------
  Total distributions to shareholders                         (7,860,798)          (5,354,756)
                                                            ------------        -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 5)
  Net proceeds from sale of shares
    Institutional Class                                       18,034,679          164,155,390
    Service Class                                             12,715,107            8,960,151
  Value of shares issued to shareholders in payment of
    distributions declared
    Institutional Class                                        6,143,869            5,227,939
    Service Class                                              1,145,041                   --
  Cost of shares redeemed
    Institutional Class                                      (37,701,587)        (151,749,914)
    Service Class                                             (9,293,653)            (842,766)
                                                            ------------        -------------
  Net increase (decrease) in net assets from Fund share
    transactions                                              (8,956,544)          25,750,800
                                                            ------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (53,350,139)          46,840,360
NET ASSETS
  At beginning of year                                        90,871,082           44,030,722
                                                            ------------        -------------
  At end of year                                            $ 37,520,943        $  90,871,082
                                                            ============        =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                  FINANCIAL HIGHLIGHTS -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                                                                               NINE MONTHS    DECEMBER 23, 1996
                                               YEAR ENDED SEPTEMBER 30,                           ENDED         (COMMENCEMENT
                                          -------------------------------------------------    SEPTEMBER 30,     OF OPERATIONS)
                                           2001          2000          1999          1998          1997       TO DECEMBER 31, 1996
                                          -------       -------       -------       -------    -------------  --------------------
NET ASSET VALUE, BEGINNING OF YEAR        $ 60.87       $ 38.28       $ 22.22       $ 29.12       $20.39            $20.00
                                          -------       -------       -------       -------       ------            ------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*             (0.19)(1)     (0.43)(1)     (0.24)(1)     (0.07)(1)     0.03                --
  Net realized and unrealized gain
    (loss) on investments                  (25.66)        26.82         16.30         (5.01)        8.71              0.39
                                          -------       -------       -------       -------       ------            ------
Total from investment operations           (25.85)        26.39         16.06         (5.08)        8.74              0.39
                                          -------       -------       -------       -------       ------            ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   --            --            --         (0.04)       (0.01)               --
  From net realized gain on investments     (5.74)        (3.80)           --         (0.54)          --                --
  In excess of net realized gain on
    investments                                --            --            --         (1.24)          --                --
                                          -------       -------       -------       -------       ------            ------
Total distributions to shareholders         (5.74)        (3.80)           --         (1.82)       (0.01)               --
                                          -------       -------       -------       -------       ------            ------
NET ASSET VALUE, END OF YEAR              $ 29.28       $ 60.87       $ 38.28       $ 22.22       $29.12            $20.39
                                          =======       =======       =======       =======       ======            ======
TOTAL RETURN+++                            (45.36)%       71.60%        72.14%       (17.84)%      42.94%++           --(2)
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(3)                              1.00%         0.98%         1.00%         0.58%        0.00%+            --(2)
  Net Investment Income (Loss) (to
    average daily net assets)*              (0.48)%       (0.70)%       (0.73)%       (0.25)%       0.49%+            --(2)
  Net Assets, End of Year
    (000's omitted)                       $31,365       $82,840       $44,031       $11,944       $6,314            $  484

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

    Net investment loss per share         $ (0.28)(1)       N/A       $ (0.30)(1)   $ (0.42)(1)   $(0.25)             --(2)
    Ratios (to average daily net assets):
      Expenses(3)                            1.20%          N/A          1.18%         1.94%        3.56%+            --(2)
      Net investment loss                   (0.68)%         N/A         (0.91)%       (1.61)%      (3.07)%+           --(2)

(1)  Calculated based on average shares outstanding.
(2)  Amounts are not meaningful due to the short period of operations.
(3) Includes the Fund's share of the Standish Small Cap Growth Portfolio's allocated expenses.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                     FINANCIAL HIGHLIGHTS -- SERVICE CLASS
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD
                                                                                  MAY 8, 2000
                                                                               (COMMENCEMENT OF
                                                             YEAR ENDED           OPERATIONS)
                                                         SEPTEMBER 30, 2001  TO SEPTEMBER 30, 2000
                                                         ------------------  ---------------------

NET ASSET VALUE, BEGINNING OF YEAR                            $ 60.83               $ 59.04
                                                              -------               -------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                                          (0.29)(1)             (0.21)(1)
  Net realized and unrealized gain (loss) on
    investments                                                (25.63)                 2.00
                                                              -------               -------
Total from investment operations                               (25.92)                 1.79
                                                              -------               -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments                         (5.72)                   --
                                                              -------               -------
Total distributions to shareholders                             (5.72)                   --
                                                              -------               -------
NET ASSET VALUE, END OF YEAR                                  $ 29.19               $ 60.83
                                                              =======               =======
TOTAL RETURN+++                                                (45.49)%                3.03%++
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(2)                     1.25%                 1.23%+
  Net Investment Loss (to average daily net assets)*            (0.75)%               (0.84)%+
  Net Assets, End of Year (000's omitted)                     $ 6,156               $ 8,031

-----------------
* For the periods indicated, the investment adviser voluntarily agreed to reimburse the class for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

    Net investment loss per share                             $ (0.41)(1)           $ (0.24)(1)
    Ratios (to average daily net assets):
      Expenses(2)                                                1.55%                 1.36%+
      Net investment loss                                       (1.05)%               (0.97)%+

(1)  Calculated based on average shares outstanding.
(2) Includes the Fund's share of the Standish Small Cap Growth Portfolio's allocated expenses.
+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Growth Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in Standish Small Cap Growth Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the Portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results appear in Note 6.

      The Fund currently offers two classes of shares: Institutional Class and Service Class. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except for transfer agent fees and an account service fee of 0.25% of the average daily net assets of the Service
      Class of shares. Each class votes separately as a class only with respect to its own distribution plan (Service Class only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Fund (after satisfaction of any class-specific expenses) if the Fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

      Shares of the Service Class may be purchased by entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own Service Class shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans), and programs through which personal and or account maintenance services are provided to groups of individuals whether or not such individuals invest on a tax-deferred basis. Individual investors may only purchase Service Class shares through their Omnibus Account Administrators.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      C. FEDERAL TAXES

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      At September 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $4,445,465, which expires on September 30, 2009. The Fund elected to defer to its fiscal year ending September 30, 2002 $16,310,243 of losses recognized during the period November 1, 2000 to September 30, 2001.

      D. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income, accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

      E. ALLOCATION OF OPERATING ACTIVITY

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Transfer agent fees, which are directly attributable to a class of shares, are charged to that class' operations. Service fees, which are directly attributable to the Service Class shares, are charged to the Service Class operations.

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish Mellon for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Standish Mellon voluntarily agreed to limit the Institutional Class operating expense (excluding brokerage commission, taxes and extraordinary expense) to 1.00% of the Institutional Class' average daily net assets and the Service Class operating expenses (excluding brokerage commissions, taxes and extraordinary expenses), so that the Service
      Class annual operating expenses do not exceed the total operating expenses of the Institutional Class (net of any expense limitation) for the comparable period plus 0.25% (the maximum Service Fee). Pursuant to this agreement, for the year ended September 30, 2001, Standish Mellon reimbursed the Institutional Class $94,508 and the Service Class $25,170 for class-specific and Fund operating expenses. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)  SERVICE FEE:

      Pursuant to a service plan, the Service Class pays a service fee at an aggregate annual rate of up to 0.25% of the class' average daily net assets. The service fee is payable for the benefit of participants in the omnibus accounts that are shareholders in the Service Class and is intended to be compensation to account administrators for providing personal services and/or account maintenance services to participants in omnibus accounts that are the beneficial owners of Service Class shares.

(4)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 2001 aggregated $30,863,973 and $47,872,117, respectively.

(5)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                 YEAR ENDED               YEAR ENDED
                                                             SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                                             ------------------  ----------------------------
         INSTITUTIONAL CLASS:
         Shares sold                                               428,943                 2,544,770
         Shares issued to shareholders in payment of
           distributions declared                                  145,624                   107,882
         Shares redeemed                                          (864,229)               (2,441,864)
                                                                 ---------                ----------
         Net increase (decrease)                                  (289,662)                  210,788
                                                                 =========                ==========

                                                                                   PERIOD FROM MAY 8, 2000
                                                                 YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                                             SEPTEMBER 30, 2001     TO SEPTEMBER 30, 2000
                                                             ------------------  ----------------------------
         SERVICE CLASS:
         Shares sold                                               315,189                   146,431
         Shares issued to shareholders in payment of
           distributions declared                                   27,166                        --
         Shares redeemed                                          (263,492)                  (14,392)
                                                                 ---------                ----------
         Net increase                                               78,863                   132,039
                                                                 =========                ==========

      At September 30, 2001, three shareholders held of record approximately 15%, 10% and 10% of the total outstanding shares of the Institutional Class and one shareholder held of record approximately 100% of the total outstanding shares of the Service class. Investment activity of these shareholders could have a material impact on the Fund.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                         STANDISH SMALL CAP GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To authorize each Fund in the master-feeder structure to approve a new investment advisory agreement between the corresponding Portfolio in which each Fund invests all of its investible assets and Standish Mellon:

         Affirmative                                             652,878.518
         Against                                                  16,182.172
         Abstain                                                   6,710.222
                                                                 -----------
         Total                                                   675,770.912
                                                                 ===========

--------------------------------------------------------------------------------

     TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $7,639,406 as capital gain dividends for the year ended September 30, 2001.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Cap Growth Fund:

   In our opinion the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Cap Growth Fund (the "Fund"), at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation with the custodian, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 12, 2001

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------

EQUITIES -- 92.1%
CAPITAL GOODS -- 1.8%
Photon Dynamics, Inc.*                                     5,800  $   134,270
Ultimate Electronics, Inc.*                               16,900      293,215
Universal Compression Holdings, Inc.*                     11,500      258,750
                                                                  -----------
                                                                      686,235
                                                                  -----------
CONSUMER STABLE -- 5.6%
Dial Corp.                                                33,400      552,770
Dole Food Co., Inc.                                       16,600      355,240
Performance Food Group Co.*                               12,600      359,478
United Natural Foods, Inc.*                               25,000      454,500
Whole Foods Market, Inc.*                                 11,800      370,638
                                                                  -----------
                                                                    2,092,626
                                                                  -----------
EARLY CYCLICAL -- 1.2%
Atlantic Coast Airlines, Inc.*                             5,000       66,500
Helen of Troy Ltd.*                                       34,700      362,615
Skywest, Inc.                                              2,300       38,456
                                                                  -----------
                                                                      467,571
                                                                  -----------
ENERGY -- 4.9%
Cal Dive International, Inc.*                             10,700      178,262
Core Laboratories, Inc.*                                  19,700      253,342
Covanta Energy Corp.*                                     43,100      503,408
Newfield Exploration Co.*                                 13,700      400,040
Stone Energy Corp.*                                       10,400      334,880
Vintage Petroleum, Inc.                                   10,500      166,425
                                                                  -----------
                                                                    1,836,357
                                                                  -----------
FINANCIAL -- 10.2%
Annuity & Life Re Holdings Ltd.                            9,900      336,105
Costar Group, Inc.*                                       12,600      226,422
CVB Financial Corp.                                       11,500      247,250
East West Bancorp, Inc.                                   12,600      294,714
Eaton Vance Corp.                                         18,400      576,840
Federal Agricultural Mortgage Corp., Class C*              6,400      213,632
Indymac Bancorp, Inc.*                                    15,400      417,494
Investment Technology Group, Inc.*                         3,000      166,470
New York Community Bancorp, Inc.                          15,400      357,434
Southwest Bancorp of Texas, Inc.*                          1,300       38,675
Texas Regional Bancshares, Class A                         6,200      211,854
Vesta Insurance Group, Inc.                               45,900      601,290
W Holding Co., Inc.                                       11,000      154,000
                                                                  -----------
                                                                    3,842,180
                                                                  -----------
GROWTH CYCLICAL -- 3.0%
Anntaylor Stores Corp.*                                    9,600      210,432
Hot Topic, Inc.*                                          13,600      341,360

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------

GROWTH CYCLICAL (CONTINUED)
K Swiss, Inc., Class A                                     9,700  $   238,135
Ruby Tuesday, Inc.                                        11,500      180,550
Six Flags, Inc.*                                          13,000      158,990
                                                                  -----------
                                                                    1,129,467
                                                                  -----------
HEALTH CARE -- 22.8%
AdvancePCS*                                                6,600      473,748
Alkermes, Inc.*                                           17,600      344,608
AmerisourceBergen Corp.*                                  12,200      865,590
Arthocare Corp.*                                          19,100      374,360
Charles River Laboratories International, Inc.*           20,500      725,085
Conceptus, Inc.*                                           8,300      144,420
Cooper Companies, Inc.                                     6,400      300,160
Cubist Pharmaceuticals, Inc.*                              8,500      278,545
Cyberonics, Inc.*                                         11,400      179,664
Eclipsys Corp.*                                           28,000      372,400
Illumina, Inc.*                                           25,000      162,500
ImClone Systems, Inc.*                                     3,800      214,890
ImmunoGen, Inc.*                                          13,800      124,890
North American Scientific, Inc.*                          16,000      172,800
Orthodontic Centers of America, Inc.*                     25,800      635,970
Pharmaceutical Product Development, Inc.*                 15,000      439,350
Province Healthcare Co.*                                  18,900      694,386
Renal Care Group, Inc.*                                   17,600      541,552
Rightchoice Managed Care, Inc.*                            6,800      340,340
Sepracor, Inc.                                             4,500      161,550
Syncor International Corp.*                                8,400      267,372
Thoratec Corp.*                                           17,600      291,104
Transkaryotic Therapies, Inc.*                             8,100      219,834
XOMA Ltd.*                                                26,800      225,924
                                                                  -----------
                                                                    8,551,042
                                                                  -----------
OTHER -- 1.6%
iShares Russell 2000 Growth Index Fund                    13,300      604,485
                                                                  -----------
SERVICES -- 16.7%
Bright Horizons Family Solutions, Inc.*                   23,800      642,600
Cablevision Systems Corp. - Rainbow Media Group            8,200      166,050
Career Education Corp.*                                    6,800      374,000
Central Parking Corp.                                     22,100      309,179
Corporate Executive Board Co.*                             6,200      161,696
Crown Media Holdings, Inc., Class A*                      32,500      333,125
Devry, Inc.*                                              11,400      409,260
Education Management Corp.*                               12,300      373,428
Entercom Communications Corp.*                             9,700      329,800
Insight Communications, Inc.*                             19,000      349,600
Iron Mountain, Inc.*                                      20,300      841,435
Mediacom Communications Corp.*                            40,700      530,321
Mobile Mini, Inc.*                                        14,100      366,036
Salem Communications Corp., Class A*                      16,300      317,850

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
-----------------------------------------------------------------------------

SERVICES (CONTINUED)
SBA Communications Corp.*                                 21,100  $   281,685
Scholastic Corp.*                                         11,600      504,600
                                                                  -----------
                                                                    6,290,665
                                                                  -----------
TECHNOLOGY -- 20.2%
Alloy Online, Inc.*                                       13,400      165,356
Applied Micro Circuits Corp.*                             18,300      127,917
ChoicePoint, Inc.*                                        15,150      630,846
Cymer, Inc.*                                              21,000      351,750
Digitas, Inc.*                                            21,600       49,680
Earthlink, Inc.*                                          58,000      883,340
eFunds Corp.*                                             24,500      407,925
Exar Corp.*                                               11,600      200,680
I-Many, Inc.*                                             39,800       92,336
Integrated Device Technology, Inc.*                        7,300      146,876
KPMG Consulting, Inc.*                                    55,800      603,198
Lam Research Corp.*                                       10,700      181,365
Level 3 Communications, Inc.*                             36,900      139,482
LTX Corp.*                                                 8,300      112,963
Macromedia, Inc.*                                         14,100      170,751
Manugistics Group, Inc.*                                  11,300       65,766
Merix Corp.*                                              25,600      359,680
Newport Corp.                                              7,600      107,160
Optimal Robotics Corp. ADR*                               15,800      387,100
Palm, Inc.*                                              125,300      182,938
Parametric Technology Corp.*                              17,000       88,230
Perot Systems Corp., Class A*                              6,700      108,205
Plexus Corp.*                                              6,100      143,838
Powerwave Technologies, Inc.*                             32,900      392,168
Riverstone Networks, Inc.*                                16,300       85,575
Storage Networks, Inc.*                                   59,000      233,640
Sycamore Networks, Inc.*                                  43,700      152,076
Triquint Semiconductor, Inc.*                             23,700      378,963
Varian Semiconductor Equipment Associates, Inc.*           4,300      111,155
Veeco Instruments, Inc.*                                  10,300      272,950
Vignette Corp.*                                           70,200      248,508
                                                                  -----------
                                                                    7,582,417
                                                                  -----------
UTILITIES -- 4.1%
Allete, Inc.                                              23,100      592,284
NICOR, Inc.                                               10,800      418,500
NSTAR                                                     13,000      544,700
                                                                  -----------
                                                                    1,555,484
                                                                  -----------
TOTAL EQUITIES (COST $40,225,135)                                  34,638,529
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                             PAR        VALUE
SECURITY                               RATE      MATURITY   VALUE     (NOTE 1A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.1%
U.S. GOVERNMENT AGENCY -- 1.2%
FFCB Discount Note=/=                  2.533%   12/12/2001  $50,000  $    49,748
FHLMC Discount Note=/=+                2.828%   12/13/2001  400,000      397,720
                                                                     -----------
                                                                         447,468
                                                                     -----------
REPURCHASE AGREEMENTS -- 4.9%
Tri-party repurchase agreement dated 09/28/01 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/01,
with a maturity value of $1,827,111 and an effective yield of
2.30%, collateralized by a U.S. Government Obligation with a rate of 8.00%, a maturity date of 11/15/21 and a market value of
$1,864,205.                                                            1,826,761
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,274,374)                         2,274,229
                                                                     -----------

TOTAL INVESTMENTS -- 98.2% (COST $42,499,509)                        $36,912,758
OTHER ASSETS, LESS LIABILITIES -- 1.8%                                   677,283
                                                                     -----------
NET ASSETS -- 100.0%                                                 $37,590,041
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation

*    Non-income producing security.
=/=  Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $42,499,509)                                                    $36,912,758
  Cash                                                                1,131,529
  Receivable for investments sold                                     1,625,657
  Interest and dividends receivable                                       5,998
  Receivable for variation margin on open and closed
    financial futures contracts (Note 5)                                 91,555
  Deferred organization costs (Note 1E)                                   1,089
  Prepaid expenses                                                        6,333
                                                                    -----------
    Total assets                                                     39,774,919
LIABILITIES
  Payable for investments purchased                     $2,141,050
  Accrued accounting and custody fees                       17,869
  Accrued trustees' fees and expenses (Note 2)               1,330
  Accrued expenses and other liabilities                    24,629
                                                        ----------
    Total liabilities                                                 2,184,878
                                                                    -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $37,590,041
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                     $    216,044
  Dividend income                                                           62,696
                                                                      ------------
    Total income                                                           278,740
EXPENSES
  Investment advisory fee (Note 2)                      $    436,540
  Accounting and custody fees                                104,024
  Professional fees                                           27,028
  Insurance expense                                            8,391
  Trustees' fees and expenses (Note 2)                         6,708
  Amortization of organizational expenses (Note 1E)            4,749
  Miscellaneous                                                2,965
                                                        ------------
    Total expenses                                           590,405

Deduct:
  Waiver of investment advisory fee (Note 2)                 (44,733)
                                                        ------------
    Net expenses                                                           545,672
                                                                      ------------
      Net investment loss                                                 (266,932)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                     (16,849,453)
    Financial futures contracts                           (3,122,742)
                                                        ------------
      Net realized loss                                                (19,972,195)
  Change in unrealized appreciation (depreciation)
    Investment securities                                (17,021,531)
    Financial futures contracts                              745,050
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                 (16,276,481)
                                                                      ------------
    Net realized and unrealized loss                                   (36,248,676)
                                                                      ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(36,515,608)
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (266,932)      $    (825,522)
  Net realized gain (loss)                                   (19,972,195)         23,237,709
  Change in net unrealized appreciation (depreciation)       (16,276,481)          4,130,758
                                                            ------------       -------------
  Net increase (decrease) in net assets from investment
    operations                                               (36,515,608)         26,542,945
                                                            ------------       -------------

CAPITAL TRANSACTIONS
  Contributions                                               30,863,973         173,066,544
  Withdrawals                                                (47,872,117)       (152,427,811)
                                                            ------------       -------------
  Net increase (decrease) in net assets from capital
    transactions                                             (17,008,144)         20,638,733
                                                            ------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (53,523,752)         47,181,678
NET ASSETS
  At beginning of year                                        91,113,793          43,932,115
                                                            ------------       -------------
  At end of year                                            $ 37,590,041       $  91,113,793
                                                            ============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                               SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                            NINE MONTHS         FOR THE PERIOD
                                                                                               ENDED          DECEMBER 23, 1996
                                                  YEAR ENDED SEPTEMBER 30,                   YEAR ENDED        (COMMENCEMENT OF
                                     --------------------------------------------------    SEPTEMBER 30,         OPERATIONS)
                                          2001          2000        1999        1998            1997         TO DECEMBER 31, 1996
                                     --------------  ----------  ----------  ----------  ------------------  --------------------
RATIOS:
Expenses (to average daily net
  assets)*                                 1.00%         0.91%       0.95%       0.58%           0.00%+                --(1)
Net Investment Income (Loss) (to
  average daily net assets)*              (0.49)%       (0.63)%     (0.67)%     (0.25)%          0.50%+                --(1)
Portfolio Turnover                          191%          305%        242%        147%            122%++               --
Net Assets, End of Year (000's
  omitted)                              $37,590       $91,114     $43,932     $11,923          $6,296                $484

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

  Ratios (to average daily net assets):
    Expenses                                     1.08%         N/A         N/A        1.39%              4.33%+
    Net investment loss                         (0.57)%        N/A         N/A       (1.06)%            (3.84)%+
  Ratios (to average daily net assets):
    Expenses                                      --(1)
    Net investment loss                           --(1)

+    Computed on an annualized basis.
++   Not annualized.
(1)  Amounts are not meaningful due to the short period of operations.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Cap Growth Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust.

      At September 30, 2001, there was one Fund, Standish Small Cap Growth Fund (the "Fund") invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The Fund's proportionate interest at September 30, 2001 was approximately 100%.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Portfolio's investment adviser. Advisory agreements between the Portfolios and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Portfolio appear in
      Note 7.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Portfolio and the counterparty. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortizaion of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis, through December 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory and administrative services is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets. Standish Mellon voluntarily agreed to limit total Portfolio operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 1.00% of the Portfolio's average daily net assets for the year ended September 30, 2001. Pursuant to this agreement, for the year ended September 30, 2001, Standish Mellon voluntarily did not impose $44,733 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2001 were $96,895,787 and $108,089,743, respectively. For the year ended September 30, 2001, the Portfolio did not purchase or sell any long-term U.S. Government securities.

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                             $42,679,175
                                                                    ===========
         Gross unrealized appreciation                                2,329,150
         Gross unrealized depreciation                               (8,095,567)
                                                                    -----------
         Net unrealized depreciation                                $(5,766,417)
                                                                    ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Portfolio did not enter into option transactions during the year ended September 30, 2001.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Portfolio held the following financial futures contracts:

                                                                        UNDERLYING FACE
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  UNREALIZED GAIN
         -----------------------------------------------------------------------------------------------
         Russell 2000 (14 contracts)            Long     12/21/2001       $2,842,350         $7,695

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                      STANDISH SMALL CAP GROWTH PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2001, the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(6)   LINE OF CREDIT:

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Standish, Ayer & Wood Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2001, expense related to the commitment fee was $2,826 for the Portfolio.

      During the year ended September 30, 2001, the Portfolio had no borrowings under the credit facility.

(7)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Portfolio and Standish Mellon, the successor to Standish:

         Affirmative                                                 652,878.518
         Against                                                      16,182.172
         Abstain                                                       6,710.222
                                                                   -------------
         Total                                                       675,770.912
                                                                   =============

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Cap Growth Portfolio:

   In our opinion the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Small Cap Growth Portfolio (the "Portfolio"), at September 30, 2001, and the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND,
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND,
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND,
                       STANDISH TAX-SENSITIVE EQUITY FUND

                    Financial Statements for the Year Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                              Financial Statements
                                Table of Contents

                                                                            Page

Chairman's Message............................................................2

Selected Financial Information................................................3

Performance Highlights........................................................4

Management Discussion and Analysis:
      Standish Massachusetts Intermediate Tax Exempt Bond Fund................5
      Standish Intermediate Tax Exempt Bond Fund..............................5
      Standish Small Cap Tax-Sensitive Equity Fund............................7
      Standish Tax-Sensitive Equity Fund......................................9

Statements of Assets and Liabilities.........................................11

Statements of Operations.....................................................12

Statements of Changes in Net Assets:
      Standish Massachusetts Intermediate Tax Exempt Bond Fund...............13
      Standish Intermediate Tax Exempt Bond Fund.............................14
      Standish Small Cap Tax-Sensitive Equity Fund...........................15
      Standish Tax-Sensitive Equity Fund.....................................16

Financial Highlights:
      Standish Massachusetts Intermediate Tax Exempt Bond Fund...............17
      Standish Intermediate Tax Exempt Bond Fund.............................18
      Standish Small Cap Tax-Sensitive Equity Fund...........................19
      Standish Tax-Sensitive Equity Fund.....................................20

Schedule of Investments:
      Standish Massachusetts Intermediate Tax Exempt Bond Fund...............21
      Standish Intermediate Tax Exempt Bond Fund.............................24
      Standish Small Cap Tax-Sensitive Equity Fund...........................28
      Standish Tax-Sensitive Equity Fund.....................................32

Notes to Financial Statements................................................35

Report of Independent Accountants............................................42

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001. Before turning to our economic and market view, one brief update on our firm is in order. On July 31, we completed our affiliation with Mellon Financial Corporation. As an autonomous operating subsidiary of Mellon, we feel the affiliation aligns the strengths of Standish, Ayer & Wood with the resources and technology of a $500-billion-plus global financial services firm.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations. By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks. As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease rates by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.
In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         SELECTED FINANCIAL INFORMATION
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                 STANDISH
                                               MASSACHUSETTS    STANDISH      STANDISH
                                               INTERMEDIATE   INTERMEDIATE    SMALL CAP      STANDISH
                                                TAX EXEMPT     TAX EXEMPT   TAX-SENSITIVE  TAX-SENSITIVE
                                                 BOND FUND     BOND FUND     EQUITY FUND    EQUITY FUND
                                               -------------  ------------  -------------  -------------
NET ASSET VALUE, BEGINNING OF YEAR                $ 20.89       $ 21.11        $ 63.32        $ 41.18
                                                  -------       -------        -------        -------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                      0.91          0.93          (0.20)          0.30
  Net realized and unrealized gain (loss) on
    investments                                      1.00          0.93         (28.28)         (8.86)
                                                  -------       -------        -------        -------
Total income (loss) from investment
  operations                                         1.91          1.86         (28.48)         (8.56)
                                                  -------       -------        -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.91)        (0.93)            --          (0.33)
  From net realized gain on investments                --            --          (8.61)            --
                                                  -------       -------        -------        -------
Total distributions to shareholders                 (0.91)        (0.93)         (8.61)         (0.33)
                                                  -------       -------        -------        -------
NET ASSET VALUE, END OF YEAR                      $ 21.89       $ 22.04        $ 26.23        $ 32.29
                                                  =======       =======        =======        =======
TOTAL RETURN+                                        9.32%         9.00%        (49.81)%       (20.92)%
RATIOS:
  Expenses (to average daily net assets)*            0.65%         0.62%          1.00%          0.75%
  Net investment income (loss) (to average
    daily net assets)*                               4.23%         4.30%         (0.54)%         0.78%
  Portfolio Turnover                                   22%           43%           174%            38%
  Net Assets, End of Year (000's omitted)         $64,246       $82,358        $81,711        $23,705

-----------------
* The investment adviser voluntarily did not impose a portion of its fee for the Massachusetts Intermediate Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Please refer to the Financial Highlights for additional disclosure regarding these ratios.
+    Total return would have been lower in absence of expense waivers.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                             Performance Highlights
                for the One-Year Period Ended September 30, 2001

                                                                    Total Return
--------------------------------------------------------------------------------

Tax Exempt Funds

    Standish Mass. Intermediate Tax Exempt Bond Fund                    9.32%
    Standish Intermediate Tax Exempt Bond Fund                          9.00%
        Lehman Muni 3-5-7-10 Index                                      9.48%
        Lipper Intermediate Muni Debt Index                             9.22%

Tax-Sensitive Funds

    Standish Small Capitalization Tax-Sensitive Equity Fund           (49.81)%
        Russell 2000 Growth Index                                     (42.59)%
    Standish Tax-Sensitive Equity Fund                                (20.92)%
        S&P 500 Index                                                 (26.62)%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth value.

The Lehman Brothers Municipal Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes over 33,000 bond issues (rated BBB or better, including bonds in the following sectors: general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

The Lipper Intermediate Muni Debt Index consists of the 30 largest intermediate municipal debt funds, which invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                       Management Discussion and Analysis

Most domestic interest rates fell during the 12 months ended September 30, 2001, and prices on investment-grade securities moved higher. On a tax-equivalent basis, investment returns from municipal bond returns exceeded Treasury and corporate bond returns in the one-year period, and outpaced all major domestic equity and fixed income sectors over the last three years. The Standish Intermediate Tax Exempt Bond Fund generated a total return for the period of 9.00%, after all expenses. This result slightly trailed the benchmark performance index (Lehman Muni 3,5,7 and 10 Year Index) return of 9.48%. The Standish Massachusetts Intermediate Tax Exempt Bond Fund produced a total return for the 12 months of 9.32%, after all expenses. Please note that the Massachusetts Fund invests only in bonds the interest on which is exempt from Massachusetts and federal income taxes, while the benchmark index is national in scope.

Concerns over softening U.S. manufacturing activity prompted the Federal Reserve to take a series of actions, pushing short-term interest rates sharply lower from 6.50% at the start of the period to 3.00% on September 30, 2001. Rates on long-dated securities witnessed a more gradual decline as early fears of renewed inflation, and then later worries about the evaporation of the federal budget surplus, served to counteract somewhat the bond market impact of economic weakness. At the period's end, the tragic events of September 11 reduced liquidity in the markets and increased bond price volatility.

Intermediate Tax Exempt Bond Fund

As municipal bond interest rates fell throughout 2001, investors sought to balance the highest-grade short-term securities with longer bonds that generate more income. Among short-dated securities, government-backed pre-refunded bonds benefited from robust investor demand, and turned in strong investment results. The Fund's small concentration in these securities was modestly negative for this year's performance. In contrast, an emphasis on income-oriented hospital bonds helped performance as health care produced the highest returns among sectors, reflecting not only excess yield but also improving industry trends.

State weightings were also generally favorable, especially underweight positions in California and New York securities. California bonds lost ground in the spring after the fiscal and economic affects of the electricity crisis caused the ratings agencies to reduce the state's ratings. New York's bond returns weakened substantially in the wake of the September 11 attack on the World Trade Center.

Massachusetts Intermediate Tax Exempt Bond Fund

Massachusetts investors continued to display a potent demand for bonds the interest on which is exempt from federal and state income taxes. Consequently, results in the Massachusetts Fund exceeded those in the national portfolio. As in the Intermediate Tax Exempt Bond Fund, a significant allocation to health care bonds helped performance, while an underweight position in government-backed pre-refunded bonds was a negative factor.

By emphasizing a diversified portfolio of predominantly high-quality bonds, we believe the risks posed to investors by the events of September 11 are minimized. In the months ahead we expect more volatility in the municipal bond market, and recommend a disciplined, patient investment approach as the market returns to relative stability

It has been our privilege to manage the Funds. We thank you for your continued support of the Standish Tax Exempt Bond Funds.

Sincerely,

/s/ Maria D. Furman                         /s/ Steven W. Harvey

Maria D. Furman                             Steven W. Harvey

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Massachusetts Intermediate Tax Exempt Bond Fund, the Lehman Muni 3-5-7-10 Index, and the Lipper Intermediate Muni Debt Index

              Standish Massachusetts
                 Intermediate Tax       Lehman               Lipper
         Date      Exempt Fund       Muni 3-5-7-10        Interm Muni

                    $ 100,000          $ 100,000           $ 100,000
                    $ 101,305          $ 101,296           $ 101,680
                    $ 102,271          $ 102,145           $ 102,575
                    $ 103,357          $ 103,447           $ 103,754
                    $ 106,612          $ 106,237           $ 106,867
                    $ 105,229          $ 105,140           $ 105,649
                    $ 106,229          $ 105,861           $ 106,504
                    $ 106,517          $ 106,184           $ 106,856
         1993       $ 108,089          $ 107,742           $ 108,309
                    $ 108,333          $ 107,847           $ 108,266
                    $ 110,126          $ 109,524           $ 110,193
                    $ 111,047          $ 110,488           $ 111,449
                    $ 111,453          $ 110,731           $ 111,628
                    $ 110,850          $ 110,080           $ 110,947
                    $ 112,758          $ 111,869           $ 112,766
                    $ 114,010          $ 112,988           $ 113,928
                    $ 111,822          $ 110,878           $ 111,512
                    $ 108,023          $ 108,167           $ 108,390
                    $ 108,818          $ 108,991           $ 108,845
                    $ 109,623          $ 109,610           $ 109,705
         1994       $ 109,117          $ 109,437           $ 109,387
                    $ 110,455          $ 110,827           $ 110,754
                    $ 110,817          $ 111,312           $ 111,175
                    $ 109,667          $ 110,416           $ 110,030
                    $ 108,350          $ 109,486           $ 108,820
                    $ 106,927          $ 108,270           $ 107,198
                    $ 108,423          $ 109,591           $ 108,796
                    $ 110,705          $ 111,380           $ 110,906
                    $ 112,717          $ 113,577           $ 113,213
                    $ 113,696          $ 114,801           $ 114,209
                    $ 113,795          $ 115,117           $ 114,461
                    $ 116,270          $ 117,839           $ 117,150
         1995       $ 115,987          $ 117,751           $ 116,787
                    $ 117,235          $ 119,229           $ 117,850
                    $ 118,540          $ 120,490           $ 119,005
                    $ 119,110          $ 120,957           $ 119,600
                    $ 120,381          $ 121,897           $ 120,736
                    $ 121,659          $ 123,113           $ 122,016
                    $ 122,130          $ 123,753           $ 122,797
                    $ 122,874          $ 124,916           $ 123,755
                    $ 122,411          $ 124,601           $ 123,371
                    $ 121,364          $ 123,620           $ 122,125
                    $ 121,024          $ 123,490           $ 121,905
                    $ 121,214          $ 123,373           $ 121,881
         1996       $ 122,296          $ 124,270           $ 122,624
                    $ 123,032          $ 125,224           $ 123,691
                    $ 123,039          $ 125,315           $ 123,703
                    $ 124,208          $ 126,367           $ 124,755
                    $ 125,495          $ 127,603           $ 125,915
                    $ 127,448          $ 129,491           $ 127,741
                    $ 127,096          $ 129,203           $ 127,345
                    $ 127,355          $ 129,697           $ 127,651
                    $ 128,295          $ 130,667           $ 128,582
                    $ 126,836          $ 129,282           $ 127,232
                    $ 127,652          $ 129,967           $ 127,868
                    $ 129,140          $ 131,500           $ 129,352
         1997       $ 130,331          $ 132,622           $ 130,516
                    $ 133,080          $ 135,300           $ 133,322
                    $ 132,140          $ 134,492           $ 132,242
                    $ 133,587          $ 135,817           $ 133,591
                    $ 134,340          $ 136,523           $ 134,179
                    $ 134,973          $ 137,004           $ 134,674
                    $ 136,493          $ 138,494           $ 136,353
                    $ 137,824          $ 139,783           $ 137,499
                    $ 137,824          $ 139,940           $ 137,540
                    $ 137,940          $ 140,005           $ 137,567
                    $ 137,412          $ 139,414           $ 136,893
                    $ 139,334          $ 141,261           $ 138,728
         1998       $ 139,645          $ 141,730           $ 139,149
                    $ 139,952          $ 142,158           $ 139,466
                    $ 141,895          $ 144,095           $ 141,474
                    $ 143,533          $ 145,693           $ 142,974
                    $ 143,573          $ 146,046           $ 142,977
                    $ 143,946          $ 146,406           $ 143,291
                    $ 144,380          $ 146,814           $ 143,750
                    $ 146,210          $ 148,632           $ 145,360
                    $ 145,384          $ 148,091           $ 144,589
                    $ 145,276          $ 148,122           $ 144,561
                    $ 145,572          $ 148,533           $ 144,951
                    $ 144,921          $ 147,887           $ 144,096
         1999       $ 142,718          $ 146,023           $ 142,136
                    $ 143,562          $ 146,922           $ 142,797
                    $ 142,904          $ 146,734           $ 142,154
                    $ 143,272          $ 147,264           $ 142,240
                    $ 142,341          $ 146,762           $ 141,244
                    $ 143,412          $ 147,807           $ 142,442
                    $ 142,966          $ 147,288           $ 141,801
                    $ 142,313          $ 147,098           $ 141,177
                    $ 143,132          $ 147,775           $ 142,264
                    $ 145,133          $ 149,541           $ 144,298
                    $ 144,621          $ 149,134           $ 143,692
                    $ 143,964          $ 148,857           $ 143,103
         2000       $ 146,842          $ 151,853           $ 146,044
                    $ 148,526          $ 153,565           $ 147,701
                    $ 150,427          $ 155,371           $ 149,533
                    $ 150,039          $ 155,016           $ 149,099
                    $ 151,234          $ 156,230           $ 150,337
                    $ 151,932          $ 156,952           $ 151,058
                    $ 154,790          $ 159,716           $ 154,095
                    $ 156,719          $ 162,202           $ 155,867
                    $ 157,208          $ 162,567           $ 156,365
                    $ 158,402          $ 163,858           $ 157,569
                    $ 157,118          $ 162,695           $ 156,151
                    $ 158,483          $ 164,393           $ 157,754
         2001       $ 159,339          $ 165,237           $ 158,732
                    $ 161,267          $ 167,099           $ 160,645
                    $ 163,688          $ 169,441           $ 163,073
                    $ 164,021          $ 169,708           $ 162,851

                 -----------------------------------------------

                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                                        Since
                                                      Inception
                   1 Year      3 Year     5 Year     11/02/1992
                   ------      ------     ------     ----------

                    9.32%       4.55%      5.72%        5.71%

                 -----------------------------------------------

             Comparison of Change in Value of $100,000 Investment in
                   Standish Intermediate Tax Exempt Bond Fund, the Lehman Muni 3-5-7-10 Index, and the Lipper Intermediate Muni Debt Index

                        Standish
                     Intermediate Tax       Lehman                Lipper
      Date             Exempt Fund       Muni 3-5-7-10         Interm Muni

                        $ 100,000          $ 100,000            $ 100,000
                        $ 101,801          $ 101,296            $ 101,680
                        $ 102,793          $ 102,145            $ 102,575
                        $ 104,194          $ 103,447            $ 103,754
                        $ 107,837          $ 106,237            $ 106,867
                        $ 106,346          $ 105,140            $ 105,649
                        $ 107,351          $ 105,861            $ 106,504
                        $ 107,657          $ 106,184            $ 106,856
         1993           $ 109,142          $ 107,742            $ 108,309
                        $ 109,502          $ 107,847            $ 108,266
                        $ 111,260          $ 109,524            $ 110,193
                        $ 112,344          $ 110,488            $ 111,449
                        $ 112,618          $ 110,731            $ 111,628
                        $ 112,004          $ 110,080            $ 110,947
                        $ 113,876          $ 111,869            $ 112,766
                        $ 114,972          $ 112,988            $ 113,928
                        $ 112,867          $ 110,878            $ 111,512
                        $ 109,377          $ 108,167            $ 108,390
                        $ 110,291          $ 108,991            $ 108,845
                        $ 111,352          $ 109,610            $ 109,705
         1994           $ 111,200          $ 109,437            $ 109,387
                        $ 112,500          $ 110,827            $ 110,754
                        $ 112,984          $ 111,312            $ 111,175
                        $ 112,279          $ 110,416            $ 110,030
                        $ 111,220          $ 109,486            $ 108,820
                        $ 109,619          $ 108,270            $ 107,198
                        $ 110,834          $ 109,591            $ 108,796
                        $ 112,948          $ 111,380            $ 110,906
                        $ 114,917          $ 113,577            $ 113,213
                        $ 115,951          $ 114,801            $ 114,209
                        $ 116,145          $ 115,117            $ 114,461
                        $ 118,559          $ 117,839            $ 117,150
         1995           $ 118,219          $ 117,751            $ 116,787
                        $ 119,294          $ 119,229            $ 117,850
                        $ 120,786          $ 120,490            $ 119,005
                        $ 121,484          $ 120,957            $ 119,600
                        $ 122,648          $ 121,897            $ 120,736
                        $ 124,163          $ 123,113            $ 122,016
                        $ 124,852          $ 123,753            $ 122,797
                        $ 125,768          $ 124,916            $ 123,755
                        $ 125,224          $ 124,601            $ 123,371
                        $ 124,326          $ 123,620            $ 122,125
                        $ 124,243          $ 123,490            $ 121,905
                        $ 124,346          $ 123,373            $ 121,881
         1996           $ 125,458          $ 124,270            $ 122,624
                        $ 126,459          $ 125,224            $ 123,691
                        $ 126,563          $ 125,315            $ 123,703
                        $ 127,884          $ 126,367            $ 124,755
                        $ 129,195          $ 127,603            $ 125,915
                        $ 131,231          $ 129,491            $ 127,741
                        $ 130,800          $ 129,203            $ 127,345
                        $ 131,203          $ 129,697            $ 127,651
                        $ 132,215          $ 130,667            $ 128,582
                        $ 130,783          $ 129,282            $ 127,232
                        $ 131,805          $ 129,967            $ 127,868
                        $ 133,393          $ 131,500            $ 129,352
         1997           $ 134,668          $ 132,622            $ 130,516
                        $ 137,845          $ 135,300            $ 133,322
                        $ 136,985          $ 134,492            $ 132,242
                        $ 138,462          $ 135,817            $ 133,591
                        $ 139,112          $ 136,523            $ 134,179
                        $ 139,759          $ 137,004            $ 134,674
                        $ 141,356          $ 138,494            $ 136,353
                        $ 142,713          $ 139,783            $ 137,499
                        $ 142,718          $ 139,940            $ 137,540
                        $ 142,688          $ 140,005            $ 137,567
                        $ 142,297          $ 139,414            $ 136,893
                        $ 143,991          $ 141,261            $ 138,728
         1998           $ 144,521          $ 141,730            $ 139,149
                        $ 144,852          $ 142,158            $ 139,466
                        $ 146,768          $ 144,095            $ 141,474
                        $ 148,488          $ 145,693            $ 142,974
                        $ 148,484          $ 146,046            $ 142,977
                        $ 148,673          $ 146,406            $ 143,291
                        $ 148,999          $ 146,814            $ 143,750
                        $ 150,806          $ 148,632            $ 145,360
                        $ 149,897          $ 148,091            $ 144,589
                        $ 150,009          $ 148,122            $ 144,561
                        $ 150,319          $ 148,533            $ 144,951
                        $ 149,533          $ 147,887            $ 144,096
         1999           $ 147,436          $ 146,023            $ 142,136
                        $ 148,103          $ 146,922            $ 142,797
                        $ 147,522          $ 146,734            $ 142,154
                        $ 147,995          $ 147,264            $ 142,240
                        $ 147,132          $ 146,762            $ 141,244
                        $ 148,386          $ 147,807            $ 142,442
                        $ 147,716          $ 147,288            $ 141,801
                        $ 147,207          $ 147,098            $ 141,177
                        $ 148,136          $ 147,775            $ 142,264
                        $ 150,421          $ 149,541            $ 144,298
                        $ 149,932          $ 149,134            $ 143,692
                        $ 149,422          $ 148,857            $ 143,103
         2000           $ 152,245          $ 151,853            $ 146,044
                        $ 153,845          $ 153,565            $ 147,701
                        $ 155,719          $ 155,371            $ 149,533
                        $ 155,261          $ 155,016            $ 149,099
                        $ 156,435          $ 156,230            $ 150,337
                        $ 157,238          $ 156,952            $ 151,058
                        $ 160,182          $ 159,716            $ 154,095
                        $ 161,952          $ 162,202            $ 155,867
                        $ 162,464          $ 162,567            $ 156,365
                        $ 163,724          $ 163,858            $ 157,569
                        $ 162,269          $ 162,695            $ 156,151
                        $ 163,831          $ 164,393            $ 157,754
         2001           $ 164,867          $ 165,237            $ 158,732
                        $ 166,921          $ 167,099            $ 160,645
                        $ 169,260          $ 169,441            $ 163,073
                        $ 169,241          $ 169,708            $ 162,851

                 -----------------------------------------------

                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                                        Since
                                                      Inception
                   1 Year      3 Year     5 Year     11/02/1992
                   ------      ------     ------     ----------

                   (9.00)%      4.46%      5.76%        6.08%

                 -----------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                       Management Discussion and Analysis

The Standish Small Cap Tax-Sensitive Equity Fund return for the fiscal year ended September 30, 2001 was (49.81)% versus (42.59)% for the benchmark Russell 2000 Growth Index. This decline follows an extended period of outperformance.

The small cap market trended down throughout the last twelve months. Rallies last October, in early January, and in April could not be sustained and eventually led to new lows. The fiscal year got off to a difficult start, with the fourth quarter of 2000 showing a sharp move down in small cap stocks. This was the result of increased investor nervousness about the possibility of an economic slowdown, as fourth quarter annualized GDP growth slowed to 3.4% from 5.2% in the third quarter.

Following a brief rally in January, markets resumed their downward trend in the first quarter of 2001, despite aggressive rate cutting from the Federal Reserve. Stocks experienced a surge upward beginning in April, led by the technology sector. The rally began to falter in June as companies preannounced disappointing second quarter earnings. This weakness cast doubt on investors' previous assumptions that the economy would begin to recover in the second half of the year and sent stocks into a downward spiral through the beginning of September. The terrorist attacks on the World Trade Center and Pentagon on September 11 eliminated any hopes of a near-term economic rebound and lowered stocks still further.

The Fund has not been immune to the negative returns and volatility that have swept the market. Returns have been impacted by our emphasis on growth, which has underperformed value over the last twelve months. On the positive side, an underweight in technology and communications stocks mitigated some of the negative performance. Throughout these turbulent times, we have maintained our focus on searching out companies with the strongest growth opportunities, while recognizing that these opportunities may be scarce in a slowing economy. We are seeing attractive prospects in the health care and biotechnology sectors, as well as in some technology and communications stocks that have suffered large price declines despite maintaining strong growth potential. Many firms in these sectors have strong balance sheets and rising unit sales and market share.

The outlook is far from certain. It appears likely that the September quarter was one of negative GDP growth. If the December quarter follows suit, this will be the first recession (commonly defined as two consecutive quarters of negative GDP growth) since the end of 1990. This trend was probably underway before the terrorist attacks on the World Trade Center and the Pentagon, and these events have exacerbated the situation.

As financial markets tend to lead rather than lag economic changes, we would expect an improvement as the market looks ahead to an eventual economic recovery. Given the already attractive valuations of small caps relative to large, the stronger earnings forecasts for small companies, and the tendency of small stocks to lead during a recovery, we believe the Fund is well positioned going forward.

A final note: with the turmoil, disruption, and emotional anguish caused by the terrorist attacks, we are more grateful than ever for your continued faith in Standish. Our hopes and prayers go out to all those impacted by these attacks. During these volatile times, our priority continues to be generating solid long-term results for our clients. We thank you for your continued confidence.

Sincerely,

/s/ B. Randall Watts                        /s/ Edward R. Walter

B. Randall Watts                            Edward R. Walter

Note: The Fund experienced a change in portfolio managers in May, as B. Randall Watts assumed responsibility for the portfolio. Prior to joining Standish in 2001, Mr. Watts was a portfolio manager and director at Westfield Capital Management in Boston, Massachusetts for nine years where he was responsible for investing assets in excess of $500 million in large and small capitalization U.S. equities. He is a Chartered Financial Analyst.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in Standish Small Capitalization Tax-Sensitive Equity Fund
                        and the Russell 2000 Growth Index

                        Standish Small Cap
         Date        Tax-Sensitive Equity Fund   Russell 2000 Growth

                             $ 100,000                $ 100,000
                              $ 99,750                 $ 99,172
                             $ 102,750                $ 103,694
                             $ 107,550                $ 105,744
                             $ 120,900                $ 113,862
                             $ 128,800                $ 119,701
                             $ 120,750                $ 111,923
                             $ 104,386                 $ 98,259
                             $ 113,194                $ 105,534
                             $ 117,948                $ 110,969
                             $ 111,292                $ 106,181
                             $ 112,993                $ 109,134
         1997                $ 121,231                $ 111,262
                             $ 126,141                $ 114,042
                             $ 117,173                $ 107,155
                             $ 108,557                 $ 99,593
                             $ 108,407                 $ 98,441
                             $ 125,990                $ 113,236
                             $ 135,058                $ 117,076
                             $ 142,221                $ 123,075
                             $ 146,880                $ 126,768
                             $ 163,362                $ 136,885
                             $ 151,990                $ 128,663
                             $ 152,491                $ 125,596
         1998                $ 149,858                $ 125,666
                             $ 147,189                $ 123,990
                             $ 161,188                $ 134,937
                             $ 168,288                $ 140,598
                             $ 174,432                $ 141,459
                             $ 161,188                $ 131,182
                             $ 163,756                $ 132,523
                             $ 151,671                $ 121,457
                             $ 117,127                 $ 93,420
                             $ 130,421                $ 102,892
                             $ 137,269                $ 108,259
                             $ 148,549                $ 116,657
         1999                $ 165,821                $ 127,213
                             $ 181,532                $ 132,935
                             $ 165,116                $ 120,774
                             $ 186,769                $ 125,076
                             $ 189,488                $ 136,121
                             $ 189,186                $ 136,336
                             $ 206,861                $ 143,519
                             $ 200,365                $ 139,081
                             $ 201,271                $ 133,879
                             $ 204,796                $ 136,462
                             $ 217,184                $ 139,957
                             $ 256,713                $ 154,756
         2000                $ 332,765                $ 182,031
                             $ 347,597                $ 180,337
                             $ 490,956                $ 222,294
                             $ 409,302                $ 198,926
                             $ 348,113                $ 178,841
                             $ 299,121                $ 163,181
                             $ 377,054                $ 184,261
                             $ 342,635                $ 168,470
                             $ 394,645                $ 186,191
                             $ 381,323                $ 176,941
                             $ 340,394                $ 162,579
                             $ 265,769                $ 133,060
         2001                $ 286,899                $ 141,201
                             $ 286,461                $ 152,630
                             $ 245,236                $ 131,708
                             $ 217,874                $ 119,733
                             $ 248,446                $ 134,392
                             $ 250,562                $ 137,504
                             $ 252,751                $ 141,254
                             $ 239,618                $ 129,204
                             $ 227,797                $ 121,135
                             $ 191,388                $ 101,590

                 -----------------------------------------------

                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                                        Since
                                                      Inception
                   1 Year      3 Year     5 Year     01/02/1996
                   ------      ------     ------     ----------

                  (49.81)%     13.64%     10.17%       11.95%

                 -----------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                       Management Discussion and Analysis

The Standish Tax-Sensitive Equity Fund outperformed the Standard and Poor 500 Index over the past 12 months, declining 20.92% vs. 26.62% for the broader market. Our investment style focuses on valuation discipline and has an above Index concentration in intermediate-size companies. Both these elements enhanced returns during the year 2001.

The U.S. economy has slowed during the past 12 months. GDP growth has declined from the very high levels of the late 1990s and corporate profits are declining, pushed lower by a freefall in earnings in the technology sector. While the dollar has remained strong and inflation has been tame, consumer confidence has started to slip as a result of an obviously slowing economy, rising unemployment rates and the dramatic political tensions unleashed by the September 11th attack. The Federal Reserve Board has been a positive force with massive infusions of liquidity and lower interest rates, but the size of the consumer component overwhelms every other economic sector and growth will remain below trend until confidence strengthens.

Good returns during the last 12 months came from several parts of the portfolio including the consumer, real estate and healthcare sectors. Good returns from healthcare and consumer stocks were driven by the essentially defensive nature of these businesses. Demand remains predictable even as the economy slows. While large pharmaceutical companies continue to struggle with an increasingly hostile political environment based on the perceived high price of drugs, medical instrument and hospital supply companies Biomet (25.7% return for the period, 2.22% of Fund) and Abbott Laboratories (10.7% return for the period, 2.84% of
Fund) - provided good results. Technology shares had very poor returns over the past 12 months, but the Fund's under-weighting in this sector gave a relative advantage versus the Index.

Future returns will be decided by the depth and length of the current economic slowdown. The September 11th attack probably speeded the arrival and perhaps even the depth of a recession. But we believe that the Federal Reserve Board's intervention means the economy will be on the mend by the second half, 2002. Stocks anticipate economic recovery and so we expect the market to turn up in late 2001 or early 2002. Our strategy is to emphasize companies with visible earnings and reasonable valuations and this makes an excellent outlook for our Fund.

Sincerely,

/s/ Laurence A. Manchester                     /s/ Susan B. Coan

Laurence A. Manchester                         Susan B. Coan

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Tax-Sensitive Equity Fund and the S&P 500 Index

                        Standish Tax-Sensitive
              Date            Equity Fund         S&P 500 Index

                               $100,000              $100,000
                                103,400               103,404
                                105,950               104,363
                                106,600               105,368
                                109,050               106,921
                                110,950               109,678
                                110,250               110,096
                                105,763               105,232
                                111,813               107,451
                                118,971               113,499
                                120,836               116,629
                                129,608               125,445
              1996              130,612               122,960
                                138,785               130,642
                                138,227               131,667
                                134,369               126,257
                                140,511               133,781
                                151,425               141,929
                                157,671               148,287
                                173,188               160,091
                                169,870               151,126
                                179,875               159,407
                                174,362               154,083
                                178,547               161,217
              1997              180,077               163,986
                                180,231               165,799
                                195,446               177,758
                                208,100               186,861
                                207,230               188,741
                                202,209               185,496
                                204,522               193,031
                                199,690               190,976
                                161,191               163,365
                                167,051               173,830
                                182,728               187,962
                                194,550               199,353
              1998              207,743               210,836
                                208,568               219,649
                                193,103               212,817
                                193,000               221,330
                                201,403               229,896
                                204,960               224,475
                                211,780               236,933
                                204,388               229,543
                                198,030               228,345
                                191,207               222,135
                                195,859               236,192
                                203,406               240,994
              1999              210,827               255,188
                                195,859               236,192
                                203,406               240,994
                                210,827               255,188
                                199,414               242,367
                                196,042               237,787
                                216,689               261,049
                                209,478               253,194
                                210,620               247,999
                                213,580               254,112
                                208,588               250,140
                                224,605               265,676
              2000              214,152               251,651
                                212,332               250,591
                                200,475               230,835
                                207,434               231,963
                                213,491               240,193
                                200,279               218,293
                                189,834               204,464
                                198,399               220,353
                                205,658               221,829
                                198,826               216,430
                                198,302               214,300
                                188,966               200,885
              2001              169,351               184,663

                 -----------------------------------------------

                           Average Annual Total Return
                           (for periods ended 9/30/01)

                                                        Since
                                                      Inception
                   1 Year      3 Year     5 Year     01/02/1996
                   ------      ------     ------     ----------

                  (20.92)%      0.46%      7.32%        9.59%

                 -----------------------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                MASSACHUSETTS                         SMALL CAP            TAX-
                                                 INTERMEDIATE      INTERMEDIATE          TAX-           SENSITIVE
                                                  TAX EXEMPT        TAX EXEMPT        SENSITIVE           EQUITY
                                                  BOND FUND         BOND FUND        EQUITY FUND           FUND
                                               ----------------  ----------------  ----------------  ----------------
ASSETS
  Investments, at value (Note 1A)*             $    63,458,322   $    81,625,926   $    76,652,304   $     23,738,334
  Cash                                                      --                --         5,178,566                 --
  Receivable for investments sold                       25,000         1,175,000         3,996,835            150,175
  Receivable for Fund shares sold                          650               650            72,616             10,000
  Interest and dividends receivable                    903,880         1,266,951            16,671             25,322
  Receivable for variation margin on open
    financial futures contracts (Note 6)                    --                --           286,775                 --
  Prepaid expenses                                       7,554            12,274            18,505             11,055
                                               ----------------  ----------------  ----------------  ----------------
    Total assets                                    64,395,406        84,080,801        86,222,272         23,934,886
LIABILITIES
  Payable for investments purchased                         --           988,767         4,323,071            170,180
  Payable for Fund shares redeemed                          --             8,039           128,282             20,543
  Distributions payable                                101,891           159,027                --                 --
  Payable for delayed delivery transactions
    (Note 7)                                                --           520,659                --                 --
  Accrued accounting, custody and transfer
    agent fees                                          18,150            17,610            25,670             11,543
  Accrued trustees' fees and expenses (Note
    2)                                                   1,771             2,185             3,284              1,010
  Accrued expenses and other liabilities                27,825            26,890            31,438             27,078
                                               ----------------  ----------------  ----------------  ----------------
    Total liabilities                                  149,637         1,723,177         4,511,745            230,354
                                               ----------------  ----------------  ----------------  ----------------
NET ASSETS                                     $    64,245,769   $    82,357,624   $    81,710,527   $     23,704,532
                                               ================  ================  ================  ================
NET ASSETS CONSIST OF:
  Paid-in capital                                   61,645,851        79,714,277        97,710,688         24,217,080
  Accumulated net realized loss                        (12,095)         (276,088)       (4,955,303)        (1,862,599)
  Undistributed net investment income                    1,180             7,592                --             71,950
  Net unrealized appreciation (depreciation)         2,610,833         2,911,843       (11,044,858)         1,278,101
                                               ----------------  ----------------  ----------------  ----------------
TOTAL NET ASSETS                               $    64,245,769   $    82,357,624   $    81,710,527   $     23,704,532
                                               ================  ================  ================  ================
SHARES OF BENEFICIAL INTEREST OUTSTANDING            2,935,391         3,736,262         3,115,075            734,173
                                               ================  ================  ================  ================
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)              $         21.89   $         22.04   $         26.23   $          32.29
                                               ================  ================  ================  ================
  *Identified cost of investments              $    60,847,489   $    78,714,083   $    87,622,530   $     22,460,233
                                               ================  ================  ================  ================

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                MASSACHUSETTS                        SMALL CAP            TAX-
                                                INTERMEDIATE     INTERMEDIATE          TAX-            SENSITIVE
                                                 TAX EXEMPT       TAX EXEMPT         SENSITIVE           EQUITY
                                                  BOND FUND        BOND FUND        EQUITY FUND           FUND
                                               ---------------  ---------------  -----------------  ----------------
INVESTMENT INCOME (NOTE 1C)
  Interest income                              $    3,278,136   $    4,148,162   $         353,521  $         39,150
  Dividend income                                          --               --             195,183           408,757
                                               ---------------  ---------------  -----------------  ----------------
    Total investment income                         3,278,136        4,148,162             548,704           447,907
EXPENSES
  Investment advisory fee (Note 2)                    268,703          336,740             945,023           146,735
  Accounting, custody and transfer agent fees         113,688          118,256             157,909            69,910
  Professional fees                                    30,888           22,518              50,731            28,022
  Amortization of organizational expenses
    (Note 1E)                                              --               --                 977               986
  Registration fees                                     2,520           16,920              27,170            19,000
  Insurance expense                                     8,858            9,965              12,329             6,647
  Trustees' fees and expenses (Note 2)                  7,221            7,700              14,055             3,801
  Miscellaneous                                         7,896           11,580              19,105             6,507
                                               ---------------  ---------------  -----------------  ----------------
    Total expenses                                    439,774          523,679           1,227,299           281,608
  Waiver of investment advisory fee (Note 2)           (3,122)              --             (45,928)          (61,497)
                                               ---------------  ---------------  -----------------  ----------------
    Net expenses                                      436,652          523,679           1,181,371           220,111
                                               ---------------  ---------------  -----------------  ----------------
      Net investment income (loss)                  2,841,484        3,624,483            (632,667)          227,796
                                               ---------------  ---------------  -----------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                  519,199          483,817           1,127,968          (426,649)
    Financial futures contracts                            --               --          (6,371,236)         (358,260)
                                               ---------------  ---------------  -----------------  ----------------
      Net realized gain                               519,199          483,817          (5,243,268)         (784,909)
  Change in unrealized appreciation
    (depreciation)
    Investment securities                           2,630,818        3,011,143         (90,418,235)       (6,138,526)
    Financial futures contracts                            --               --             766,169            46,678
                                               ---------------  ---------------  -----------------  ----------------
      Change in net unrealized appreciation
        (depreciation)                              2,630,818        3,011,143         (89,652,066)       (6,091,848)
                                               ---------------  ---------------  -----------------  ----------------
    Net realized and unrealized gain (loss)         3,150,017        3,494,960         (94,895,334)       (6,876,757)
                                               ---------------  ---------------  -----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $    5,991,501   $    7,119,443   $     (95,528,001) $     (6,648,961)
                                               ===============  ===============  =================  ================

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 2,841,484         $ 2,728,389
  Net realized gain (loss)                                      519,199            (427,170)
  Change in net unrealized appreciation (depreciation)        2,630,818             539,760
                                                            -----------         -----------
  Net increase in net assets from investment operations       5,991,501           2,840,979
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                 (2,841,484)         (2,728,389)
                                                            -----------         -----------
  Total distributions to shareholders                        (2,841,484)         (2,728,389)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           12,092,828          17,811,920
  Value of shares issued to shareholders in payment of
    distributions declared                                    1,453,382           1,240,724
  Cost of shares redeemed                                   (16,790,099)        (17,830,975)
                                                            -----------         -----------
  Net increase (decrease) in net assets from Fund share
    transactions                                             (3,243,889)          1,221,669
                                                            -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (93,872)          1,334,259
NET ASSETS
  At beginning of year                                       64,339,641          63,005,382
                                                            -----------         -----------
  At end of year (including undistributed net
    investment income of $1,180 and $1,180)                 $64,245,769         $64,339,641
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $ 3,624,483         $ 3,605,033
  Net realized gain (loss)                                      483,817            (759,905)
  Change in net unrealized appreciation (depreciation)        3,011,143             967,186
                                                            -----------         -----------
  Net increase in net assets from investment operations       7,119,443           3,812,314
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                 (3,624,483)         (3,605,033)
  From net realized gains on investments                             --            (218,599)
                                                            -----------         -----------
  Total distributions to shareholders                        (3,624,483)         (3,823,632)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           20,370,552          29,612,734
  Value of shares issued to shareholders in payment of
    distributions declared                                    1,672,870           1,920,539
  Cost of shares redeemed                                   (22,510,193)        (34,110,965)
                                                            -----------         -----------
  Net decrease in net assets from Fund share
    transactions                                               (466,771)         (2,577,692)
                                                            -----------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       3,028,189          (2,589,010)
NET ASSETS
  At beginning of year                                       79,329,435          81,918,445
                                                            -----------         -----------
  At end of year (including undistributed net
    investment income of $7,592 and $8,246)                 $82,357,624         $79,329,435
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                      $    (632,667)      $  (1,513,736)
  Net realized gain (loss)                                    (5,243,268)         83,489,797
  Change in net unrealized appreciation (depreciation)       (89,652,066)         39,810,409
                                                           -------------       -------------
  Net increase (decrease) in net assets from investment
    operations                                               (95,528,001)        121,786,470
                                                           -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net realized gains on investments                     (25,415,582)        (39,853,251)
                                                           -------------       -------------
  Total distributions to shareholders                        (25,415,582)        (39,853,251)
                                                           -------------       -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            45,789,469         112,057,941
  Value of shares issued to shareholders in payment of
    distributions declared                                    22,791,354          27,036,725
  Cost of shares redeemed                                    (81,127,326)       (148,901,907)
                                                           -------------       -------------
  Net decrease in net assets from Fund share
    transactions                                             (12,546,503)         (9,807,241)
                                                           -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (133,490,086)         72,125,978
NET ASSETS
  At beginning of year                                       215,200,613         143,074,635
                                                           -------------       -------------
  At end of year                                           $  81,710,527       $ 215,200,613
                                                           =============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                     $   227,796         $    223,867
  Net realized gain (loss)                                     (784,909)             852,376
  Change in net unrealized appreciation (depreciation)       (6,091,848)           1,959,271
                                                            -----------         ------------
  Net increase (decrease) in net assets from investment
    operations                                               (6,648,961)           3,035,514
                                                            -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                   (250,296)            (179,274)
                                                            -----------         ------------
  Total distributions to shareholders                          (250,296)            (179,274)
                                                            -----------         ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                            5,791,378           10,437,250
  Value of shares issued to shareholders in payment of
    distributions declared                                      196,697              135,633
  Cost of shares redeemed                                    (7,066,428)         (11,315,541)
                                                            -----------         ------------
  Net decrease in net assets from Fund share
    transactions                                             (1,078,353)            (742,658)
                                                            -----------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (7,977,610)           2,113,582
NET ASSETS
  At beginning of year                                       31,682,142           29,568,560
                                                            -----------         ------------
  At end of year (including undistributed net
    investment income of $71,950 and $97,829)               $23,704,532         $ 31,682,142
                                                            ===========         ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        YEAR ENDED SEPTEMBER 30,
                                      -------------------------------------------------------------
                                        2001          2000         1999          1998         1997
                                      -------       -------       -------       -------     -------
NET ASSET VALUE, BEGINNING OF YEAR    $ 20.89       $ 20.85       $ 21.78       $ 21.18     $ 20.63
                                      -------       -------       -------       -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                 0.91(1)       0.92(1)       0.90(1)       0.94        0.97
  Net realized and unrealized gain
    (loss) on investments                1.00          0.04         (0.93)         0.60        0.55
                                      -------       -------       -------       -------     -------
Total from investment operations         1.91          0.96         (0.03)         1.54        1.52
                                      -------       -------       -------       -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income            (0.91)        (0.92)        (0.90)        (0.94)      (0.97)
                                      -------       -------       -------       -------     -------
Total distributions to shareholders     (0.91)        (0.92)        (0.90)        (0.94)      (0.97)
                                      -------       -------       -------       -------     -------
NET ASSET VALUE, END OF YEAR          $ 21.89       $ 20.89       $ 20.85       $ 21.78     $ 21.18
                                      =======       =======       =======       =======     =======
TOTAL RETURN+                            9.32%         4.72%        (0.18)%        7.45%       7.55%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                             0.65%         0.65%         0.65%         0.65%       0.65%
  Net Investment Income (to average
    daily net assets)*                   4.23%         4.43%         4.19%         4.40%       4.67%
  Portfolio Turnover                       22%           23%           22%           19%         25%
  Net Assets, End of Year (000's
    omitted)                          $64,246       $64,340       $63,005       $53,600     $38,401

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and the ratios would have been:

    Net investment income per share   $  0.91(1)        N/A           N/A       $  0.92     $  0.95
    Ratios (to average daily net
      assets):
      Expenses                           0.65%          N/A           N/A          0.77%       0.75%
      Net investment income              4.23%          N/A           N/A          4.28%       4.57%

+    Total return would have been lower in the absence of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           YEAR ENDED SEPTEMBER 30,
                                        -------------------------------------------------------------
                                          2001          2000          1999         1998        1997
                                        -------       -------       -------       -------     -------
NET ASSET VALUE, BEGINNING OF YEAR      $ 21.11       $ 21.11       $ 22.30       $ 21.78     $ 21.12
                                        -------       -------       -------       -------     -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                   0.93(1)       0.95(1)       0.92(1)       0.96        1.01
  Net realized and unrealized gain
    (loss) on investments                  0.93          0.06         (0.99)         0.58        0.74
                                        -------       -------       -------       -------     -------
Total from investment operations           1.86          1.01         (0.07)         1.54        1.75
                                        -------       -------       -------       -------     -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income              (0.93)        (0.95)        (0.92)        (0.96)      (1.01)
From net realized gain on investments        --         (0.06)        (0.20)        (0.06)      (0.08)
                                        -------       -------       -------       -------     -------
Total distributions to shareholders       (0.93)        (1.01)        (1.12)        (1.02)      (1.09)
                                        -------       -------       -------       -------     -------
NET ASSET VALUE, END OF YEAR            $ 22.04       $ 21.11       $ 21.11       $ 22.30     $ 21.78
                                        =======       =======       =======       =======     =======
TOTAL RETURN+                              9.00%         4.91%        (0.33)%        7.24%       8.27%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                               0.62%         0.64%         0.63%         0.65%       0.65%
  Net Investment Income (to average
    daily net assets)*                     4.30%         4.54%         4.24%         4.37%       4.74%
  Portfolio Turnover                         43%           28%           43%           29%         23%
  Net Assets, End of Year (000's
    omitted)                            $82,358       $79,329       $81,918       $78,579     $52,723

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment income per share and ratios would have been:

    Net investment income per share         N/A           N/A           N/A       $  0.95     $  0.99
    Ratios (to average daily net
      assets):
      Expenses                              N/A           N/A           N/A          0.69%       0.74%
      Net investment income                 N/A           N/A           N/A          4.33%       4.65%

+    Total return would have been lower in the absense of expense waivers.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED SEPTEMBER 30,
                                          -----------------------------------------------------------------
                                            2001          2000           1999          1998          1997
                                          -------       --------       --------       -------       -------
NET ASSET VALUE, BEGINNING OF YEAR        $ 63.32       $  40.70       $  25.89       $ 32.61       $ 23.57
                                          -------       --------       --------       -------       -------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*             (0.20)(1)      (0.39)(1)      (0.21)(1)     (0.15)(1)      0.02
  Net realized and unrealized gain
    (loss) on investments                  (28.28)         33.65          15.02         (6.42)         9.05
                                          -------       --------       --------       -------       -------
Total from investment operations           (28.48)         33.26          14.81         (6.57)         9.07
                                          -------       --------       --------       -------       -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   --             --             --         (0.01)        (0.03)
  From net realized gain on investments     (8.61)        (10.64)            --         (0.14)           --
                                          -------       --------       --------       -------       -------
Total distributions to shareholders         (8.61)        (10.64)            --         (0.15)        (0.03)
                                          -------       --------       --------       -------       -------
NET ASSET VALUE, END OF YEAR              $ 26.23       $  63.32       $  40.70       $ 25.89       $ 32.61
                                          =======       ========       ========       =======       =======
TOTAL RETURN+                              (49.81)%        86.20%         57.03%       (20.16)%       38.50%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                 1.00%          0.87%          0.78%         0.75%         0.21%
  Net Investment Income (Loss) (to
    average daily net assets)*              (0.54)%        (0.60)%        (0.60)%       (0.51)%        0.08%
  Portfolio Turnover                          174%           182%           168%          102%          102%
  Net Assets, End of Year (000's
    omitted)                              $81,711       $215,201       $143,075       $66,458       $32,761

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

    Net investment loss per share         $ (0.21)(1)        N/A       $  (0.22)(1)   $ (0.22)(1)   $ (0.16)
    Ratios (to average daily net
      assets):
      Expenses                               1.04%           N/A           0.79%         0.97%         1.24%
      Net investment loss                   (0.58)%          N/A          (0.61)%       (0.73)%       (0.95)%

(1)  Calculated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                     -----------------------------------------------------------
                                       2001        2000         1999          1998        1997
                                     -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR   $ 41.18      $ 36.99      $ 32.50      $ 35.24      $ 23.60
                                     -------      -------      -------      -------      -------
FROM INVESTMENT OPERATIONS:
  Net investment income*                0.30(1)      0.31(1)      0.22(1)      0.29(1)      0.39(1)
  Net realized and unrealized gain
    (loss) on investments              (8.86)        4.12         4.49        (2.77)       11.58
                                     -------      -------      -------      -------      -------
Total from investment operations       (8.56)        4.43         4.71        (2.48)       11.97
                                     -------      -------      -------      -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income           (0.33)       (0.24)       (0.22)       (0.26)       (0.33)
                                     -------      -------      -------      -------      -------
Total distributions to shareholders    (0.33)       (0.24)       (0.22)       (0.26)       (0.33)
                                     -------      -------      -------      -------      -------
NET ASSET VALUE, END OF YEAR         $ 32.29      $ 41.18      $ 36.99      $ 32.50      $ 35.24
                                     =======      =======      =======      =======      =======
TOTAL RETURN+                         (20.92)%      12.00%       14.46%       (7.13)%      51.19%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                            0.75%        0.54%        0.50%        0.50%        0.20%
  Net Investment Income (to average
    daily net assets)*                  0.78%        0.79%        0.59%        0.78%        1.31%
  Portfolio Turnover                      38%          50%          50%          33%          25%
  Net Assets, End of Year (000's
    omitted)                         $23,705      $31,682      $29,569      $31,659      $12,819

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary action had not been taken, the investment income (loss) per share and the ratios would have been:

    Net investment income (loss) per
      share                          $  0.22(1)   $  0.15(1)   $  0.09(1)   $  0.09(1)   $ (0.07)(1)
    Ratios (to average daily net
      assets):
      Expenses                          0.96%        0.95%        0.85%        1.05%        1.73%
      Net investment income (loss)      0.57%        0.38%        0.24%        0.23%       (0.22)%

(1)  Calcuated based on average shares outstanding.
+    Total return would have been lower in the absence of expense waivers.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                                        RATE      MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
BONDS -- 95.3%
GENERAL OBLIGATIONS -- 18.0%
Brockton MA State Qualified                     5.650%   12/15/2004  $  300,000  $    321,375
Brockton MA State Qualified                     6.125%   06/15/2018     250,000       263,437
Commonwealth of Massachusetts                   5.000%   11/01/2009   1,000,000     1,092,500
Commonwealth of Massachusetts                   7.500%   06/01/2004     700,000       753,375
Commonwealth of Massachusetts NCL               5.500%   12/01/2011   2,250,000     2,514,375
Commonwealth of Massachusetts NCL               5.750%   10/01/2007     750,000       839,062
Commonwealth of Massachusetts NCL               6.000%   11/01/2011     850,000       983,875
Mass Bay Transportation Authority               7.000%   03/01/2011   1,000,000     1,226,250
Mass College Building Authority                 7.500%   05/01/2006     500,000       585,625
Mass College Building Authority                 7.500%   05/01/2007     450,000       538,312
Mass College Building Authority                 7.500%   05/01/2008     250,000       304,062
Mass Conservation Loan                          5.250%   08/01/2009     900,000       979,875
University of Mass Building Authority State
  Guarantee                                     6.625%   05/01/2007   1,000,000     1,155,000
                                                                                 ------------
Total General Obligations (Cost $10,944,135)                                       11,557,123
                                                                                 ------------
GOVERNMENT BACKED -- 5.3%
Commonwealth of Massachusetts NCL-Series B      6.500%   08/01/2008     550,000       643,500
Mass HEFA Carney Hospital Prerefunded-Series
  D                                             6.100%   07/01/2014     700,000       789,250
Mass HEFA Melrose Wakefield Hospital            6.350%   07/01/2006     310,000       324,985
Mass IFA Brooks School Prerefunded              5.600%   07/01/2005     245,000       263,069
Mass IFA Brooks School Prerefunded              5.900%   07/01/2013     410,000       442,287
Plymouth County MA COP Prefunded-Series A       7.000%   04/01/2022     500,000       533,885
Puerto Rico Commonwealth Aqueduct & Sewer
  Authority Prerefunded-Series A                9.000%   07/01/2009     365,000       428,419
                                                                                 ------------
Total Government Backed (Cost $3,253,497)                                           3,425,395
                                                                                 ------------
HOUSING REVENUE -- 5.2%
Mass HFA Multi-Family Unit FNMA                 6.250%   11/15/2012   1,000,000     1,037,500
Mass HFA Multi-Family Unit FNMA                 6.300%   10/01/2013     950,000       985,625
Mass HFA Residential Development FNMA           5.600%   05/15/2004     250,000       259,687
Mass HFA Residential Development FNMA           6.250%   11/15/2012   1,000,000     1,041,250
                                                                                 ------------
Total Housing Revenue (Cost $3,297,717)                                             3,324,062
                                                                                 ------------
INDUSTRIAL DEVELOPMENT -- 2.9%
Boston MA Industrial Development Financing
  Authority AMT                                 5.875%   04/01/2030     450,000       450,000
Boston MA Industrial Development Financing
  Authority AMT                                 7.375%   05/15/2015     865,000       884,981
Mass DFA Waste Management Resource Recovery     6.900%   12/01/2029     500,000       553,125
                                                                                 ------------
Total Industrial Development (Cost $1,832,019)                                      1,888,106
                                                                                 ------------
INSURED BOND -- 31.3%
Attleboro MA State Qualified AMBAC NCL          5.250%   07/01/2013     500,000       544,375
Chelsea MA School District AMBAC NCL            7.000%   06/15/2003     265,000       284,875
Commonwealth of Massachusetts AMBAC NCL AMT     5.750%   08/01/2010   1,500,000     1,696,875
Commonwealth of Massachusetts AMBAC NCL AMT     5.750%   08/01/2010   1,000,000     1,131,250
Holyoke MA FSA                                  6.000%   06/15/2007     800,000       901,000
Mass Bay Transportation Authority FGIC          5.500%   03/01/2011     300,000       333,375
Mass Bay Transportation Authority FGIC          5.500%   03/01/2012     700,000       776,125
Mass Bay Transportation Authority FGIC          7.000%   03/01/2011   1,055,000     1,293,694
Mass Bay Transportation Authority FGIC          7.000%   03/01/2014     900,000     1,114,875
Mass DFA Curry College ACA                      4.100%   03/01/2004     125,000       126,562

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                                        RATE      MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Mass DFA May Institute Asset Guaranty           5.500%   09/01/2002  $  175,000  $    180,033
Mass DFA May Institute Asset Guaranty           5.500%   09/01/2003     265,000       278,912
Mass DFA May Institute Asset Guaranty           5.500%   09/01/2004     280,000       298,900
Mass DFA May Institute Asset Guaranty           5.500%   09/01/2005     175,000       189,219
Mass DFA Northern Berkshire Retirement
  Development ACA                               5.750%   08/15/2009     425,000       453,687
Mass DFA Northern Berkshire Retirement
  Development ACA                               5.750%   08/15/2010     450,000       479,813
Mass HEFA Mass Eye and Ear ACA                  5.000%   07/01/2005     660,000       685,575
Mass HEFA New England Medical Center FGIC       6.000%   07/01/2003     400,000       418,588
Mass HEFA Partners FSA                          5.500%   07/01/2007     635,000       693,738
Mass Port Authority MBIA NCL AMT                5.750%   07/01/2007     500,000       548,125
Mass Water Resource Authority FGIC NCL          6.000%   11/01/2006     800,000       899,000
Mass Water Resource Authority MBIA NCL          5.500%   08/01/2011   1,000,000     1,110,000
Nantucket MA MBIA                               6.000%   07/15/2007     500,000       563,750
Puerto Rico Commonwealth FSA                    5.500%   07/01/2012   1,400,000     1,571,500
Puerto Rico Commonwealth Highway &
  Transportation Authority MBIA                 5.500%   07/01/2013   1,140,000     1,281,075
Route 3 Mass Transportation Improvement
  Authority MBIA NCL                            5.500%   06/15/2009     725,000       802,031
Worcester MA FSA NCL                            5.500%   04/01/2010     500,000       554,375
Worcester MA MBIA NCL                           6.000%   07/01/2006     825,000       921,938
                                                                                 ------------
Total Insured Bond (Cost $19,090,649)                                              20,133,265
                                                                                 ------------
LEASE REVENUE -- 1.3%
Puerto Rico Housing Bank Appropriation          5.125%   12/01/2005     750,000       809,063
                                                                                 ------------
Total Lease Revenue (Cost $745,074)                                                   809,063
                                                                                 ------------
LOC GIC -- 1.2%
Mass IFA Amesbury LOC: State Street Bank AMT    5.910%   09/01/2005     351,250       366,178
Mass IFA Orchard Cove Project LOC: Fleet
  National Bank                                 5.000%   05/01/2026     415,000       420,188
                                                                                 ------------
Total LOC GIC (Cost $766,250)                                                         786,366
                                                                                 ------------
REVENUE BONDS -- 24.2%
Mass DFA Biomedical Research                    6.000%   08/01/2011     550,000       604,313
Mass DFA Massachusetts College of Pharmacy      5.750%   07/01/2006     280,000       296,450
Mass DFA Williston School AMT                   6.000%   10/01/2013     475,000       466,094
Mass HEFA Cape Cod Healthcare                   5.125%   11/15/2009     600,000       600,000
Mass HEFA Central New England Health Systems    5.750%   08/01/2003     185,000       183,613
Mass HEFA Childrens Hospital                    6.125%   10/01/2012     550,000       571,582
Mass HEFA Dana Farber Cancer Institute          6.500%   12/01/2006     650,000       725,563
Mass HEFA Harvard University NCL                5.500%   01/15/2006   1,000,000     1,088,750
Mass HEFA Harvard University NCL                5.500%   01/15/2009     500,000       554,375
Mass HEFA Milford Hospital NCL                  5.250%   07/15/2007     600,000       599,250
Mass HEFA No. Adams Regional Hospital           6.750%   07/01/2009     600,000       632,250
Mass HEFA Partners HealthCare                   5.000%   07/01/2009     500,000       524,375
Mass HEFA Youville Hospital FHA Secured         6.125%   02/15/2015     505,000       525,831
Mass IFA Berkshire Retirement Development(a)    6.000%   07/01/2018     530,000       531,558
Mass IFA Resource Recovery                      6.150%   07/01/2002   1,000,000     1,025,210
Mass IFA Resource Recovery Ogden                4.800%   12/01/2004   1,150,000     1,164,375
Mass IFA Springfield College                    5.625%   09/15/2010     750,000       778,125
Mass IFA Wentworth Institute                    5.050%   10/01/2005     290,000       303,775
Mass Port Authority                             5.750%   07/01/2012     700,000       777,875
Mass Port Authority                             6.000%   07/01/2011   1,000,000     1,118,750
Mass Water Resource Authority NCL               6.500%   07/15/2009   1,000,000     1,171,250
Mass Water Trust New Bedford NCL                5.250%   02/01/2011     330,000       361,350

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                        PAR         VALUE
SECURITY                                        RATE      MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
REVENUE BONDS (CONTINUED)
Puerto Rico Industrial Tour Ed Anamendez
  University                                    5.000%   02/01/2005  $  250,000  $    261,563
Puerto Rico Industrial Tour Ed Anamendez
  University                                    5.000%   02/01/2006     650,000       684,125
                                                                                 ------------
Total Revenue Bonds (Cost $15,128,977)                                             15,550,402
                                                                                 ------------
SPECIAL REVENUES -- 5.9%
Foxborough MA Stadium                           5.750%   06/01/2011   1,050,000     1,189,125
Mass Special Obligation NCL                     5.375%   06/01/2011     350,000       387,625
Mass Special Obligation NCL                     5.500%   06/01/2013   1,000,000     1,110,000
Virgin Islands Public Finance Authority         5.625%   10/01/2010   1,000,000     1,073,750
                                                                                 ------------
Total Special Revenues (Cost $3,565,131)                                            3,760,500
                                                                                 ------------
TOTAL BONDS (COST $58,623,449)                                                     61,234,282
                                                                                 ------------
SHORT-TERM INVESTMENTS -- 3.5%
SHORT TERM BONDS -- 3.4%
Mass HEFA Capital Asset Program(a)              2.600%   07/01/2010     500,000       500,000
Massachusetts Central Artery(a)                 2.650%   12/01/2030   1,700,000     1,700,000
                                                                                 ------------
                                                                                    2,200,000
                                                                                 ------------
REPURCHASE AGREEMENTS -- 0.1%
Tri-party repurchase agreement dated 09/28/01 with Bank of New
York and Investors Bank & Trust Company, due 10/01/01, with a maturity value of $24,045 and an effective yield of 2.30%,
collateralized by a U.S. Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and a market value of $26,823.                      24,040
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,224,040)                                      2,224,040
                                                                                 ------------

TOTAL INVESTMENTS -- 98.8% (COST  $60,847,489)                                   $ 63,458,322
OTHER ASSETS, LESS LIABILITIES -- 1.2%                                                787,447
                                                                                 ------------
NET ASSETS -- 100.0%                                                             $ 64,245,769
                                                                                 ============

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certification of Participation
DFA - Development Financial Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
NCL - Non-callable

(a)  Variable Rate Security; rate indicated is as of 09/30/01.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                         PAR         VALUE
SECURITY                                        RATE       MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
BONDS -- 96.6%
GENERAL OBLIGATIONS -- 7.3%
Abag CA Odd Fellows Home                         5.700%   08/15/2014  $1,000,000  $ 1,078,750
Alpine UT School District                        5.000%   03/15/2011      25,000       26,219
Commonwealth of Massachusetts                    7.500%   06/01/2004     300,000      322,875
Conroe TX Independant School District            5.500%   02/15/2013     700,000      766,500
District of Columbia NCL                         5.800%   06/01/2004     210,000      221,025
Goose Creek TX Independent School District       7.000%   08/15/2009     600,000      720,000
Grand Central NY District Management             5.000%   01/01/2006      25,000       26,281
Honolulu HI City & County                        5.400%   09/27/2007     500,000      545,625
McKinney TX Independent School District Asset
  Guarantee NCL                                  6.000%   02/15/2007     500,000      557,500
New York State NCL                               5.000%   03/01/2005      15,000       15,937
Northeast TX Independent School District NCL     7.000%   02/01/2009   1,000,000    1,188,750
Washington State NCL                             4.750%   07/01/2020     600,000      573,750
                                                                                  -----------
Total General Obligations (Cost $5,650,765)                                         6,043,212
                                                                                  -----------
GOVERNMENT BACKED -- 5.0%
Cincinnati OH Public Schools                     6.150%   06/15/2002     310,000      318,556
District of Columbia Medlantic Hospital
  Prerefunded                                    7.000%   08/15/2005     290,000      301,206
District of Columbia NCL                         5.800%   06/01/2004      40,000       43,100
Long Beach CA Aquarium of the Pacific Revenue    5.750%   07/01/2005     200,000      215,750
Mashantucket CT Western Pequot                   6.500%   09/01/2005     995,000    1,124,350
Met Govt Nashville & Davidson TN Industrial
  Development Board Revenue Prerefunded          7.500%   11/15/2010   1,000,000    1,255,000
Met Peoria IL Prerefunded                        6.250%   07/01/2017     300,000      344,625
Port Jervis NY IDA                               5.250%   11/01/2006     100,000      108,500
Texas State Turnpike Prerefunded                12.625%   01/01/2020     390,000      427,405
                                                                                  -----------
Total Government Backed (Cost $3,875,820)                                           4,138,492
                                                                                  -----------
HOUSING REVENUE -- 7.5%
California HFA MBIA AMT                          5.650%   08/01/2025     135,000      136,512
California HFA SFM                               5.050%   02/01/2017     300,000      306,000
Colorado HFA SFM                                 5.250%   10/01/2007     420,000      442,050
Florida Housing Finance Corp. FSA                5.750%   01/01/2017     450,000      460,125
Hawaii Housing Finance and Development SFM
  FNMA                                           7.000%   07/01/2031     505,000      516,787
Massachusetts HFA Residential Development
  FNMA                                           6.875%   11/15/2011     400,000      413,796
Mississippi Home Corp. SFM AMT                   5.450%   06/01/2024     450,000      459,000
New Jersey HFA AMBAC                             6.200%   11/01/2004   1,000,000    1,050,940
New Mexico Mortgage Finance Authority AMT        5.750%   07/01/2014     190,000      191,794
New York Mortgage Agency SFM AMT NCL             5.750%   04/01/2004     650,000      677,625
Ohio HFA SFM AMT NCL                             4.300%   09/01/2002     485,000      491,969
Pennsylvania HFA SFM                             5.350%   10/01/2008     225,000      237,094
Rhode Island Housing & Mortgage Finance Corp.    4.950%   10/01/2016     270,000      273,712
Texas Dept Housing & Community Affairs           6.950%   07/01/2023     440,000      450,054
Virginia Housing Development Authority Multi
  Family Insured Mortgage                        0.000%   11/01/2017     115,000       25,090
Washington HFA SFM AMT                           7.100%   07/01/2022      25,000       25,594
                                                                                  -----------
Total Housing Revenue (Cost $6,104,147)                                             6,158,142
                                                                                  -----------
INDUSTRIAL DEVELOPMENT -- 10.4%
Alaska Industrial Development and Export
  Authority                                      6.200%   04/01/2003     150,000      155,605
Brazos River TX Pollution Authority AMT          4.950%   10/01/2030     750,000      763,125

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                         PAR         VALUE
SECURITY                                        RATE       MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT (CONTINUED)
Broward County FL Resource Recovery              5.000%   12/01/2007  $1,500,000  $ 1,595,625
California Statewide Equity Residential
  Improvement(a)                                 5.200%   12/01/2029   1,000,000    1,030,000
Eddyville IA Pollution Control Revenue
  Cargill                                        5.400%   10/01/2006     500,000      536,875
Gloucester NJ Resource Recovery                  6.850%   12/01/2029     500,000      556,875
Hendersonville TN Kroger                         5.950%   12/15/2008     370,000      377,862
Mass DFA Waste Management Resource Recovery      6.900%   12/01/2029     500,000      553,125
Matagorda County TX Pollution Control Revenue    4.900%   05/01/2030     500,000      500,875
Murray KY Industrial Development Kroger          7.250%   09/01/2012     350,000      365,876
New York NY Tsasc Inc.                           6.000%   07/15/2019   1,225,000    1,301,562
South Carolina Tobacco Settlement Authority      6.000%   05/15/2022     500,000      517,500
Weld County CO Industrial Development Conagra
  AMT                                            6.750%   12/15/2001     275,000      277,090
                                                                                  -----------
Total Industrial Development (Cost $8,170,074)                                      8,531,995
                                                                                  -----------
INSURED BOND -- 37.8%
California Intercommunity HFA COP ACA            5.000%   11/01/2005   1,770,000    1,862,925
Charleston SC COP MBIA                           6.000%   12/01/2008   1,000,000    1,131,250
Cook County IL Community College FGIC            8.750%   01/01/2006   1,000,000    1,210,000
Cook County IL High School FGIC                  7.875%   12/01/2014     750,000      995,625
Cook County IL School District FSA NCL           6.750%   05/01/2010   1,750,000    2,073,750
Denver CO Airport MBIA AMT                       7.500%   11/15/2006     500,000      562,500
District of Columbia FSA NCL                     5.500%   06/01/2011   1,750,000    1,925,000
District of Columbia MBIA NCL                    5.750%   06/01/2010      15,000       16,762
District of Columbia MBIA NCL                    6.000%   06/01/2011     835,000      950,856
District of Columbia Medlantic Hospital MBIA     7.000%   08/15/2005     290,000      301,330
District of Columbia Prerefunded MBIA NCL        5.750%   06/01/2010      10,000       11,287
District of Columbia Prerefunded MBIA NCL        6.000%   06/01/2011     440,000      507,100
Douglas County CO School District MBIA           7.000%   12/15/2012     625,000      777,344
Georgia Municipal Electric Authority Power
  FGIC NCL                                       6.250%   01/01/2012   1,150,000    1,329,687
Harris County TX Toll Revenue FGIC NCL           6.000%   08/01/2012   1,000,000    1,143,750
Hillsborogh FL University of Tampa Bay Asset
  Guaranty                                       5.750%   04/01/2018     935,000      986,425
Illinois Health Facilities Authority Revenue
  Asset Guaranty                                 6.250%   05/01/2011   1,300,000    1,351,766
Jefferson County OH Asset Guaranty               6.625%   12/01/2005     215,000      228,706
Kentucky Property & Buildings Commission
  Revenue FSA                                    5.500%   08/01/2007   1,605,000    1,759,481
Louisiana State Energy & Power Authority FSA
  NCL                                            5.500%   01/01/2010   1,960,000    2,156,000
Nassau County NY FGIC                            6.000%   07/01/2010      25,000       28,313
New Jersey Health Care Facilities Financing
  Authority Revenue AMBAC                        4.800%   08/01/2021   1,000,000      987,500
New York Dormitory Authority Good Samaritan
  Hospital Asset Guaranty                        5.250%   07/01/2005   1,000,000    1,082,500
New York Dormitory Authority Presbyterian
  Hospital AMBAC                                 4.400%   08/01/2013     175,000      179,375
Oklahoma Grand River Dam Authority AMBAC         5.500%   06/01/2013     385,000      427,831
Orange County CA COP MBIA                        5.800%   07/01/2016     400,000      437,000
Palm Beach County FL Solid Waste AMBAC           6.000%   10/01/2009      60,000       69,000
Palm Beach County FL Solid Waste AMBAC           6.000%   10/01/2009     440,000      498,300
Pasco County FL Solid Waste AMBAC NCL            6.000%   04/01/2010   1,000,000    1,120,000
Stafford TX Economic Development FGIC            6.000%   09/01/2015     525,000      595,875
Teton County WY St John Hospital ACA             5.000%   12/01/2004     535,000      556,400
Tucson AZ COP Asset Guaranty                     6.000%   07/01/2004     320,000      330,659
Washington DC Convention Center Authority
  AMBAC                                          5.250%   10/01/2014   1,000,000    1,052,500
Washington HCFA MBIA                             5.000%   08/15/2018     700,000      695,625

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                         PAR         VALUE
SECURITY                                        RATE       MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Washington MBIA NCL                              6.000%   07/01/2015  $1,000,000  $ 1,156,250
Washington MBIA NCL                              6.750%   02/01/2010     500,000      592,500
                                                                                  -----------
Total Insured Bond (Cost $29,854,712)                                              31,091,172
                                                                                  -----------
LEASE REVENUE -- 1.4%
Battery Park NY Authority Junior Lien            5.200%   11/01/2023     110,000      109,976
New York Dormitory Authority Roswell Park        6.000%   07/01/2006     500,000      556,250
New York Metropolitan Transportation
  Authority                                      5.750%   07/01/2015     500,000      526,875
                                                                                  -----------
Total Lease Revenue (Cost $1,100,761)                                               1,193,101
                                                                                  -----------
LOC GIC -- 0.6%
New York Dormitory Authority LOC: Fleet Bank     5.500%   07/01/2003     500,000      518,125
                                                                                  -----------
Total LOC GIC (Cost $503,256)                                                         518,125
                                                                                  -----------
REVENUE BONDS -- 24.2%
Arizona Transportation Board Highway Revenue
  NCL                                            5.500%   07/01/2010   1,500,000    1,661,250
Arizona Transportation Board Highway Revenue
  NCL                                            5.500%   07/01/2011   1,500,000    1,663,125
Arizona Transportation Board Highway Revenue
  NCL                                            8.000%   07/01/2005   1,685,000    1,977,769
Camden NJ Cooper Hospitals                       5.600%   02/15/2007     240,000      200,100
Connecticut Gaming Authority Mohegan Tribe       5.375%   01/01/2011   1,000,000      985,000
Hudson County NJ Import Authority                7.600%   08/01/2025     855,000      866,457
Illinois Health Facility Authority Decatur
  Memorial Hospital                              5.500%   10/01/2009   1,055,000    1,114,344
Illinois Health Facility Authority Silver
  Cross Hospital and Medical Center              5.250%   08/15/2015     720,000      713,700
Illinois HEFA Condell Medical Center             6.000%   05/15/2010     500,000      538,750
Illinois HEFA Northwestern University(a)         5.050%   11/01/2032     725,000      775,750
Mass DFA Williston School AMT                    6.000%   10/01/2013     285,000      279,656
Mass IFA Berkshire Retirement Development(a)     6.000%   07/01/2018     500,000      501,470
Mass IFA Resource Recovery                       6.150%   07/01/2002     700,000      717,647
Met Govt Nashville & Davidson TN Vanderbilt      6.000%   05/01/2008     610,000      689,300
Montana Student Assistance Corp.                 5.950%   12/01/2012     150,000      153,563
New Hampshire HEFA Monadnock Hospital            5.250%   10/01/2007     475,000      453,031
New Hampshire HEFA Nashua Memorial Hospital      6.250%   10/01/2008     750,000      780,938
New Mexico State Hospital Equipment Loan
  Revenue Presbyterian Healthcare Services       5.750%   08/01/2012   1,000,000    1,073,750
New York Medical Center Mt. Sinai FHA            5.950%   08/15/2009     105,000      109,463
New York Medical Center St. Luke's FHA           5.600%   08/15/2013     425,000      441,469
North Texas Higher Education and Student Loan
  Authority AMT                                  6.100%   04/01/2008     750,000      780,000
Pennsylvania State College & University
  Revenue NCL#                                   5.000%   03/02/2010     500,000      531,875
Puerto Rico Industrial Tour Ed Anamendez
  University                                     5.000%   02/01/2008     700,000      735,875
Scranton PA Allied Rehabilitation                7.125%   07/15/2005     890,000      925,600
South Carolina Medical University                5.625%   07/01/2010   1,000,000    1,042,500
Volusia FL HEFA Embry Riddle University          5.500%   10/15/2004     170,000      180,413
Wisconsin State Transportation                   5.500%   07/01/2010      15,000       16,538
                                                                                  -----------
Total Revenue Bonds (Cost $19,481,489)                                             19,909,333
                                                                                  -----------
SPECIAL REVENUES -- 2.4%
District of Columbia Redevelopment Agency        5.625%   11/01/2010     305,000      305,000
New York City Transitional Financial
  Authority Revenue                              5.500%   02/15/2011   1,500,000    1,633,125
                                                                                  -----------
Total Special Revenues (Cost $1,868,830)                                            1,938,125
                                                                                  -----------
TOTAL BONDS (COST $76,609,854)                                                     79,521,697
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                         PAR         VALUE
SECURITY                                        RATE       MATURITY     VALUE      (NOTE 1A)
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
SHORT TERM BONDS -- 2.5%
Delaware Co. PA Industrial Development
  Financing Authority(a)                         2.750%   12/01/2015  $  200,000  $   200,000
Grand Forks ND Hospital Revenue(a)               2.800%   12/01/2016     170,000      170,000
Lincoln County WY Pollution Control
  Revenue(a)                                     2.400%   11/01/2014     280,000      280,000
Lone Star TX Airport Improvement Authority(a)    3.450%   12/01/2014     100,000      100,000
Mass Municipal Wholesale Electric and Power
  Supply Systems Revenue(a)                      2.150%   07/01/2019     600,000      600,000
Mass Water Resource Authority(a)                 2.150%   08/01/2037     750,000      750,000
                                                                                  -----------
                                                                                    2,100,000
                                                                                  -----------
REPURCHASE AGREEMENTS -- 0.0%
Tri-party repurchase agreement dated 09/28/01 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/01,
with a maturity value of $4,230 and an effective yield of 2.30%, collateralized by a U.S. Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and a market value of $13,412.                       4,229
                                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,104,229)                                      2,104,229
                                                                                  -----------

TOTAL INVESTMENTS -- 99.1% (COST  $78,714,083)                                    $81,625,926
OTHER ASSETS, LESS LIABILITIES -- 0.9%                                                731,698
                                                                                  -----------
NET ASSETS -- 100.0%                                                              $82,357,624
                                                                                  ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
AMT - Alternative Minimum Tax
COP - Certification of Participation
DFA - Development Financial Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HCFA - Health Care Facilities Authority
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
NCL - Non-callable
SFM - Single Family Mortgage

(a)  Variable Rate Security; rate indicated is as of 09/30/01.
#    Delayed delivery contract.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------

EQUITIES -- 87.5%
CAPITAL GOODS -- 1.7%
Photon Dynamics, Inc.*                                    11,900  $    275,485
Ultimate Electronics, Inc.*                               34,700       602,045
Universal Compression Holdings, Inc.*                     23,300       524,250
                                                                  ------------
                                                                     1,401,780
                                                                  ------------
CONSUMER STABLE -- 5.2%
Dial Corp.                                                67,200     1,112,160
Dole Food Co., Inc.                                       34,600       740,440
Performance Food Group Co.*                               27,400       781,722
United Natural Foods, Inc.*                               50,900       925,362
Whole Foods Market, Inc.*                                 23,400       734,994
                                                                  ------------
                                                                     4,294,678
                                                                  ------------
EARLY CYCLICAL -- 1.2%
Atlantic Coast Airlines, Inc.*                            10,900       144,970
Helen of Troy Ltd.*                                       71,600       748,220
Skywest, Inc.                                              4,700        78,584
                                                                  ------------
                                                                       971,774
                                                                  ------------
ENERGY -- 4.6%
Cal Dive International, Inc.*                             22,700       378,182
Core Laboratories, Inc.*                                  42,100       541,406
Covanta Energy Corp.*                                     89,100     1,040,688
Newfield Exploration Co.*                                 27,800       811,760
Stone Energy Corp.*                                       21,100       679,420
Vintage Petroleum, Inc.                                   22,000       348,700
                                                                  ------------
                                                                     3,800,156
                                                                  ------------
FINANCIAL -- 10.3%
Annuity & Life Re Holdings Ltd.                           20,700       702,765
Costar Group, Inc.*                                       25,700       461,829
CVB Financial Corp.                                       23,400       503,100
East West Bancorp, Inc.                                   44,800     1,047,872
Eaton Vance Corp.                                         39,400     1,235,190
Federal Agricultural Mortgage Corp., Class C*             13,100       437,278
Indymac Bancorp, Inc.*                                    31,600       856,676
Investment Technology Group, Inc.*                         6,100       338,489
New York Community Bancorp, Inc.                          32,250       748,522
Southwest Bancorp of Texas, Inc.*                          2,600        77,350
Texas Regional Bancshares, Class A                        12,800       437,376
Vesta Insurance Group, Inc.                               93,300     1,222,230
W Holding Co., Inc.                                       22,500       315,000
                                                                  ------------
                                                                     8,383,677
                                                                  ------------
GROWTH CYCLICAL -- 2.9%
Anntaylor Stores Corp.*                                   19,800       434,016
Hot Topic, Inc.*                                          28,100       705,310

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------

GROWTH CYCLICAL (CONTINUED)
K Swiss, Inc., Class A                                    20,300  $    498,365
Ruby Tuesday, Inc.                                        23,100       362,670
Six Flags, Inc.*                                          27,500       336,325
                                                                  ------------
                                                                     2,336,686
                                                                  ------------
HEALTH CARE -- 22.5%
AdvancePCS*                                               15,800     1,134,124
Alkermes, Inc.*                                           36,300       710,754
AmerisourceBergen Corp.*                                  25,100     1,780,845
Arthocare Corp.*                                          37,000       725,200
Charles River Laboratories International, Inc.*           43,900     1,552,743
Conceptus, Inc.*                                          17,000       295,800
Cooper Companies, Inc.                                    25,900     1,214,710
Cubist Pharmaceuticals, Inc.*                             17,200       563,644
Cyberonics, Inc.*                                         23,300       367,208
Eclipsys Corp.*                                           57,500       764,750
Illumina, Inc.*                                           52,200       339,300
ImClone Systems, Inc.*                                     7,900       446,745
ImmunoGen, Inc.*                                          33,500       303,175
North American Scientific, Inc.*                          32,600       352,080
Orthodontic Centers of America, Inc.*                     53,100     1,308,915
Pharmaceutical Product Development, Inc.*                 31,000       907,990
Province Healthcare Co.*                                  38,800     1,425,512
Renal Care Group, Inc.*                                   36,000     1,107,720
Rightchoice Managed Care, Inc.*                           13,900       695,695
Sepracor, Inc.                                             9,300       333,870
Syncor International Corp.*                               17,200       547,476
Thoratec Corp.*                                           37,500       620,250
Transkaryotic Therapies, Inc.*                            16,500       447,810
XOMA Ltd.*                                                55,200       465,336
                                                                  ------------
                                                                    18,411,652
                                                                  ------------
SERVICES -- 16.0%
Bright Horizons Family Solutions, Inc.*                   49,100     1,325,700
Cablevision Systems Corp. - Rainbow Media Group           16,900       342,225
Career Education Corp.*                                   14,200       781,000
Central Parking Corp.                                     45,100       630,949
Corporate Executive Board Co.*                            13,000       339,040
Crown Media Holdings, Inc., Class A*                      67,100       687,775
Devry, Inc.*                                              23,800       854,420
Education Management Corp.*                               25,600       777,216
Entercom Communications Corp.*                            19,900       676,600
Insight Communications, Inc.*                             38,700       712,080
Iron Mountain, Inc.*                                      43,100     1,786,495
Mediacom Communications Corp.*                            83,600     1,089,308
Mobile Mini, Inc.*                                        29,000       752,840
Salem Communications Corp., Class A*                      34,400       670,800

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------

SERVICES (CONTINUED)
SBA Communications Corp.*                                 43,400  $    579,390
Scholastic Corp.*                                         23,900     1,039,650
                                                                  ------------
                                                                    13,045,488
                                                                  ------------
TECHNOLOGY -- 19.2%
Alloy Online, Inc.*                                       33,400       412,156
Applied Micro Circuits Corp.*                             38,400       268,416
ChoicePoint, Inc.*                                        34,750     1,446,990
Cymer, Inc.*                                              43,300       725,275
Digitas, Inc.*                                            85,300       196,190
Earthlink, Inc.*                                         119,900     1,826,077
eFunds Corp.*                                             32,800       546,120
Exar Corp.*                                               23,800       411,740
I-Many, Inc.*                                             73,900       171,448
Integrated Device Technology, Inc.*                       15,200       305,824
KPMG Consulting, Inc.*                                   118,700     1,283,147
Lam Research Corp.*                                       22,300       377,985
Level 3 Communications, Inc.*                             76,200       288,036
LTX Corp.*                                                17,200       234,092
Macromedia, Inc.*                                         29,200       353,612
Manugistics Group, Inc.*                                  22,800       132,696
Merix Corp.*                                              52,750       741,138
Newport Corp.                                             14,800       208,680
Optimal Robotics Corp. ADR*                               32,500       796,250
Palm, Inc.*                                              256,600       374,636
Parametric Technology Corp.*                              35,400       183,726
Perot Systems Corp., Class A*                             14,000       226,100
Plexus Corp.*                                             12,800       301,824
Powerwave Technologies, Inc.*                             67,300       802,216
Riverstone Networks, Inc.*                                33,400       175,350
Storage Networks, Inc.*                                  120,400       476,784
Sycamore Networks, Inc.*                                  90,200       313,896
Triquint Semiconductor, Inc.*                             49,500       791,505
Varian Semiconductor Equipment Associates, Inc.*           8,900       230,065
Veeco Instruments, Inc.*                                  21,100       559,150
Vignette Corp.*                                          144,000       509,760
                                                                  ------------
                                                                    15,670,884
                                                                  ------------
UTILITIES -- 3.9%
Allete, Inc.                                              47,000     1,205,080
NICOR, Inc.                                               22,400       868,000
NSTAR                                                     27,200     1,139,680
                                                                  ------------
                                                                     3,212,760
                                                                  ------------
TOTAL EQUITIES (COST $82,499,728)                                   71,529,535
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                             PAR        VALUE
SECURITY                             RATE      MATURITY     VALUE     (NOTE 1A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.3%
U.S. GOVERNMENT AGENCY -- 1.4%
FFCB Discount Note=/=                2.462%   12/12/2001  $  50,000  $    49,755
FHLMC Discount Note+=/=              2.828%   12/13/2001  1,100,000    1,093,730
                                                                     -----------
                                                                       1,143,485
                                                                     -----------
REPURCHASE AGREEMENTS -- 4.9%
Tri-party repurchse agreement dated 09/28/01 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/01,
with a maturity value of $3,980,047 and an effective yield of
2.30%, collateralized by a U.S. Government Obligation with a rate of 0%, a maturity date of 02/15/02 and a market value of
$4,060,000.                                                            3,979,284
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,122,802)                         5,122,769
                                                                     -----------

TOTAL INVESTMENTS -- 93.8% (COST $87,622,530)                        $76,652,304
OTHER ASSETS, LESS LIABILITIES -- 6.2%                                 5,058,223
                                                                     -----------
NET ASSETS -- 100.0%                                                 $81,710,527
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FFCB - Federal Farm Credit Bank
FHLMC - Federal Home Loan Mortgage Corporation

*    Non-income producing security.
=/=  Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------

EQUITIES -- 97.0%
BASIC INDUSTRY -- 2.5%
Plum Creek Timber Co., REIT                               22,000  $    587,620
                                                                  ------------
CAPITAL GOODS -- 9.6%
Canadian Pacific Ltd.                                     13,000       417,170
Ingersoll Rand Co.                                        18,000       608,400
Tyco International Ltd.                                   15,000       682,500
United Technologies Corp.                                 12,200       567,300
                                                                  ------------
                                                                     2,275,370
                                                                  ------------
CONSUMER STABLE -- 10.7%
CVS Corp.                                                 14,000       464,800
Kimberly-Clark Corp.                                       8,000       496,000
Kroger Co.*                                               18,000       443,520
Procter & Gamble Co.                                       8,000       582,320
Sara Lee Corp.                                            26,000       553,800
                                                                  ------------
                                                                     2,540,440
                                                                  ------------
EARLY CYCLICAL -- 4.8%
American Standard Companies, Inc.*                         9,000       495,000
Leggett & Platt, Inc.                                     33,200       647,400
                                                                  ------------
                                                                     1,142,400
                                                                  ------------
ENERGY -- 8.0%
El Paso Corp.                                              4,500       186,975
Exxon Mobil Corp.                                         21,874       861,836
Texaco, Inc.                                              13,000       845,000
                                                                  ------------
                                                                     1,893,811
                                                                  ------------
FINANCIAL -- 17.0%
ACE Ltd.                                                  16,000       461,920
AMBAC, Inc.                                               13,500       738,585
American International Group, Inc.                        10,422       812,916
Citigroup, Inc.                                            9,500       384,750
Federal National Mortgage Association                      6,500       520,390
FleetBoston Financial Corp.                               13,000       477,750
J.P. Morgan Chase & Co.                                   11,000       375,650
Morgan Stanley Dean Witter                                 5,500       254,925
                                                                  ------------
                                                                     4,026,886
                                                                  ------------
GROWTH CYCLICAL -- 6.5%
BJ's Wholesale Club, Inc.*                                 7,000       333,270
Carnival Corp.                                            20,000       440,400
Costco Wholesale Corp.*                                    8,000       284,480
Jones Apparel Group, Inc.*                                 9,400       239,606
Target Corp.                                               7,500       238,125
                                                                  ------------
                                                                     1,535,881
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------

HEALTH CARE -- 14.4%
Abbott Laboratories                                       13,000  $    674,050
American Home Products Corp.                               5,000       291,250
Biomet, Inc.                                              18,000       526,500
Elan Corp. PLC ADR*                                       14,000       678,300
Medtronics, Inc.                                           5,910       257,085
Pfizer, Inc.                                              15,000       601,500
Schering-Plough Corp.                                     10,600       393,260
                                                                  ------------
                                                                     3,421,945
                                                                  ------------
REAL ESTATE -- 4.4%
Boston Properties, Inc., REIT                             12,700       484,251
General Growth Properties, REIT                           15,900       552,843
                                                                  ------------
                                                                     1,037,094
                                                                  ------------
SERVICES -- 6.4%
General Motors Corp., Class H*                            27,000       359,910
Omnicom Group                                              4,000       259,600
SBC Communications, Inc.                                  10,000       471,200
Verizon Communications, Inc.                               8,000       432,880
                                                                  ------------
                                                                     1,523,590
                                                                  ------------
TECHNOLOGY -- 12.7%
Agilent Technologies, Inc.*                               15,000       293,250
EMC Corp.*                                                20,000       235,000
Hewlett-Packard Co.                                       14,400       231,840
Intel Corp.                                               16,000       327,040
International Business Machine                             6,000       553,800
Microsoft Corp.*                                           6,000       307,020
NCR Corp.*                                                13,000       385,450
Sci Systems, Inc.*                                        22,000       396,000
Sun Microsystems, Inc.*                                   22,000       181,940
Tycom Ltd.*                                               14,000       109,900
                                                                  ------------
                                                                     3,021,240
                                                                  ------------
TOTAL EQUITIES (COST $21,728,176)                                   23,006,277
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                             (NOTE 1A)
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.1%
REPURCHASE AGREEMENTS -- 3.1%
Tri-party repurchase agreement dated 09/28/01 with Bank of New
York and Investors Bank and Trust Company, due 10/01/01, with a maturity value of $732,197 and an effective yield of 2.30%,
collateralized by a U.S. Government Obligation with a rate of
8.00%, a maturity date of 11/15/21 and a market value of
$751,047.                                                           $   732,057
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $732,057)                            732,057
                                                                    -----------

TOTAL INVESTMENTS -- 100.1% (COST $22,460,233)                      $23,738,334
OTHER ASSETS, LESS LIABILITIES -- (0.1%)                                (33,802)
                                                                    -----------
NET ASSETS -- 100.0%                                                $23,704,532
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust

*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund) and Standish Tax-Sensitive Equity Fund (Tax-Sensitive Equity Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Funds' investment adviser. Advisory agreements between the Funds and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Funds appear in Note 10.

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Funds are valued at amortized cost. If a Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of each Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Funds and counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      D. FEDERAL TAXES

      As regulated investment companies qualified under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (together the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds to pay exempt-interest dividends. At September 30, 2001, the following Funds, for federal income tax purposes, had capital loss carryovers:

                                                    2004     2005        2007       2008        2009        TOTAL
                                                   ------   -------   ----------   -------   ----------   ----------
         Massachusetts Intermediate Tax Exempt
           Bond Fund                               $   --   $    --   $       --   $12,096   $       --   $   12,096
         Intermediate Tax Exempt Bond Equity Fund  $   --   $    --   $       --   $88,247   $  187,840   $  276,087
         Small Cap Tax-Sensitive Equity Fund       $   --   $    --   $       --   $    --   $4,663,587   $4,663,587
         Tax-Sensitive Equity Fund                 $1,162   $95,353   $1,001,921   $25,933   $  139,143   $1,263,512

      Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

      The Tax-Sensitive Equity Fund elected to defer to its fiscal year ending September 30, 2002 $599,087 of losses recognized during the period from November 1, 2000 to September 30, 2001.

      E. DEFERRED ORGANIZATION EXPENSE

      Costs incurred by the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund (together the "Equity Funds") in connection with their organization and initial registration were completely amortized, during the year ended September 30, 2001.

      F. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Equity Funds. Distributions from capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards, losses deferred due to wash sales, net operating losses and the tax practice known as equalization.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      G. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets:
      0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.80% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. For the Massachusetts Intermediate Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, Standish Mellon voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.65%, 1.00% and 0.75%, respectively, of average daily net assets for the year ended September 30, 2001. Pursuant to these agreements, for the year ended September 30, 2001, Standish Mellon voluntarily waived a portion of its advisory fees to the Massachusetts Tax Exempt Bond Fund, Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund in the amounts of $3,122, $45,928 and $61,497, respectively. These agreements are voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Funds for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                            YEAR ENDED
                                                                        SEPTEMBER 30, 2001
                                                                  ----------------------------
                                                                   PURCHASES         SALES
                                                                  ------------    ------------
         Massachusetts Intermediate Tax Exempt Bond Fund          $ 14,243,825    $ 15,439,279
                                                                  ============    ============
         Intermediate Tax Exempt Bond Fund                        $ 35,885,860    $ 38,774,637
                                                                  ============    ============
         Small Cap Tax-Sensitive Equity Fund                      $196,558,125    $239,283,042
                                                                  ============    ============
         Tax-Sensitive Equity Fund                                $ 10,740,389    $ 11,183,299
                                                                  ============    ============

    There were no purchases or sales of government securities during the year ended September 30, 2001.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)  SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

                                                                      YEAR ENDED           YEAR ENDED
                                                                  SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                                  -------------------  -------------------
         MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                        568,092              863,084
         Shares issued to shareholders in payment of
           distributions declared                                            67,700               60,094
         Shares redeemed                                                   (780,280)            (865,559)
                                                                    ---------------      ---------------
         Net increase (decrease)                                           (144,488)              57,619
                                                                    ===============      ===============
         INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                        943,947            1,421,670
         Shares issued to shareholders in payment of
           distributions declared                                            77,225               91,915
         Shares redeemed                                                 (1,043,090)          (1,635,733)
                                                                    ---------------      ---------------
         Net decrease                                                       (21,918)            (122,148)
                                                                    ===============      ===============
         SMALL CAP TAX-SENSITIVE EQUITY FUND
         Shares sold                                                      1,272,946            1,612,012
         Shares issued to shareholders in payment of
           distributions declared                                           557,246              490,782
         Shares redeemed                                                 (2,113,711)          (2,219,911)
                                                                    ---------------      ---------------
         Net decrease                                                      (283,519)            (117,117)
                                                                    ===============      ===============
         TAX-SENSITIVE EQUITY FUND
         Shares sold                                                        149,829              257,734
         Shares issued to shareholders in payment of
           distributions declared                                             5,076                3,350
         Shares redeemed                                                   (190,032)            (291,113)
                                                                    ---------------      ---------------
         Net decrease                                                       (35,127)             (30,029)
                                                                    ===============      ===============

      On December 7, 2000, Small Cap Tax-Sensitive Fund received 575,200 shares for a total market value of $15,102,597 from Small Cap Equity Fund as an in-kind contribution.

      At September 30, 2001, the Massachusetts Intermediate Tax Exempt Bond Fund had two shareholders of record owning approximately 17% and 15% of the Fund's outstanding shares, respectively. The Small Cap Tax-Sensitive Equity Fund had two shareholders of record owning approximately 23% and 12% of the Fund's outstanding shares, respectively. The Tax-Sensitive Equity Fund had one shareholder of record owning approximately 13% of the Fund's outstanding shares. Investment activity of these shareholders could have a material impact on the applicable Fund.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

                                                                        GROSS         GROSS       NET UNREALIZED
                                                         AGGREGATE    UNREALIZED    UNREALIZED     APPRECIATION
                                                           COST      APPRECIATION  DEPRECIATION   (DEPRECIATION)
                                                        -----------  ------------  ------------   --------------
         Massachusetts Intermediate Tax Exempt Bond
           Fund                                         $60,847,489   $2,653,688   $    (42,855)   $  2,610,833
         Intermediate Tax Exempt Bond Fund              $78,714,083   $3,108,847   $   (197,004)   $  2,911,843
         Small Cap Tax-Sensitive Equity Fund            $87,988,879   $5,151,544   $(16,488,119)   $(11,336,575)
         Tax-Sensitive Equity Fund                      $22,454,631   $3,217,848   $ (1,934,145)   $  1,283,703

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

      The Funds may trade the following financial instruments with off-balance sheet risk:

      FUTURES CONTRACTS

      The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Funds deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease a Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Equity Funds, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 2001, the Small Cap Tax-Sensitive Equity Fund had the following financial futures contracts:

                                                                       UNDERLYING
                                                                      FACE AMOUNT   NET UNREALIZED
         CONTRACT                          POSITION  EXPIRATION DATE    AT VALUE     DEPRECIATION
         -----------------------------------------------------------------------------------------
         Russell 2000 (51 Contracts)         Long       12/21/2001     $10,354,275     $(74,632)

      At September 30, 2001, the Small Cap Tax-Sensitive Equity Fund segregated sufficient cash and/or securities to cover margin requirements on open futures contacts.

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Bond Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Funds either segregate on their records, or instruct the custodian to segregate, securities having a value at least equal to the amount of the purchase commitment.

      The Bond Funds may enter into to be announced ("TBA") purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The Bond Funds hold, and maintain until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the Bond Funds may enter into offsetting contracts for the forward sale of other securities they own. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Bond Funds' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment security valuations" above.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The Bond Funds may enter into TBA sale commitments to hedge their portfolio positions. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, an offsetting TBA purchase commitment deliverable is held as "cover" for the transaction.

      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Bond Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Bond Funds realize a gain or loss. If the Bond Funds deliver securities under the commitment, the Bond Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

      At September 30, 2001, the Intermediate Tax Exempt Bond Fund had the following delayed delivery transaction outstanding:

         TYPE                             SECURITY                 SETTLEMENT DATE  PAYABLE AMOUNT
         -----------------------------------------------------------------------------------------
                        Pennsylvania State College & University
         Buy            Revenue NCL                                    12/03/2001      $520,659

      At September 30, 2001, the Massachusetts Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund were not parties to any delayed delivery transactions.

(8)   LINE OF CREDIT

      The Funds, other funds in the Trust and subtrusts in the Standish Ayer and Wood Master Portfolio (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2001, the expense related to the commitment fee was $2,372, $3,006, $5,077 and $1,026 for the Massachusetts Intermediate Tax Exempt Bond Fund, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, respectively.

      During the year ended September 30, 2001 the funds had no borrowings under the credit facility.

(9)   CHANGE IN ACCOUNTING PRINCIPLE:

      In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Bond Funds to amortize all premium and discount on all fixed-income securities. Upon initial adoption, the Bond Funds will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Bond Funds' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

      The Massachusetts Intermediate Tax Exempt Bond Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $0.

      The Intermediate Tax Exempt Bond Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $0.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(10)  PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Fund and Standish Mellon, the successor to Standish:

         MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
             Affirmative                                          2,171,213.756
             Against                                                    553.839
             Abstain                                                      0.000
                                                                  -------------
             Total                                                2,171,767.595
                                                                  =============

         INTERMEDIATE TAX EXEMPT BOND FUND
             Affirmative                                          2,290,660.334
             Against                                                      0.000
             Abstain                                                  2,840.387
                                                                  -------------
             Total                                                2,293,500.721
                                                                  =============

         SMALL CAP TAX-SENSITIVE EQUITY FUND
             Affirmative                                          2,215,964.230
             Against                                                  4,020.194
             Abstain                                                  7,804.212
                                                                  -------------
             Total                                                2,227,788.636
                                                                  =============

         TAX-SENSITIVE EQUITY FUND
             Affirmative                                            614,778.568
             Against                                                    383.911
             Abstain                                                  1,113.000
                                                                  -------------
             Total                                                  616,275.479
                                                                  =============

--------------------------------------------------------------------------------

     TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Small Cap Tax-Sensitive Equity Fund designated $3,838,157 as capital gain dividends for the year ended September 30, 2001.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund (the "Funds"), at September 30, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                     Financial Statements for the Year Ended
                               September 30, 2001

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 29, 2001

Dear Standish Funds Shareholder:

Enclosed you will find your fund's annual report for the fiscal year ended September 30, 2001.

The tragic events of September 11 were obviously seminal ones for our society. Our thoughts and prayers are with all those whose lives have borne the impact of this tragedy. Clearly, all current economic discussion is clouded by the usual caveats and more, such as the course of our military action, the possibility of renewed terrorism, and how consumers will respond in this unprecedented environment.

For most of the 12-month period ended September 30, 2001, debate centered on whether we were in a recession or a period of prolonged, subpar economic growth. The distinction mattered little to the stock market, as the S&P 500 gave up 27.5% of its value over that period. Investors were reacting to a steady drumbeat of bearish signals, such as diminishing profitability, the bursting of the "dot com" bubble, overcapacity (especially in the tech sector) and historically high valuations.

By September 11, however, there were several indications that the financial environment was beginning to improve. Earnings comparisons were becoming less negative, and the Federal Reserve was accommodative. Valuations, particularly in the small cap segment, were approaching historical norms. The tragedy changed the tone dramatically, making it highly likely that we are indeed in a recession and injecting a new level of volatility in the markets. For example, after markets reopened following September 11, the S&P 500 registered a decline of 11.6% in one week, only to recoup almost all of that in the subsequent four weeks.

As in the U.S., the economic data overseas pointed to growing weakness. In September, the consumer confidence number in Germany fell to levels not seen since 1996, manufacturing orders declined, and the jobless rate grew. In France, the central bank revised its growth forecast downward. On a positive note, the threat of inflation appears to have abated, freeing the European Central Bank to ease by three quarters of a point. Japan symbolically reduced rates that are already near zero in its continuing efforts to reflate the economy - a task made harder as the rest of the world struggles.

The bond markets took on a recessionary tone, with the Fed easing nine times in 2001, reducing short-term rates by almost four points. The decline in longer rates was much smaller, producing a steep yield curve - a classic signal of investor concern that Fed stimulus is sowing the seeds of longer-term inflation. The Fed's additional easings after September 11 worked to steepen the curve even further. For most of the fiscal year, corporate bond spreads were only modestly wider in the face of a slowing economy; after September 11, spreads widened greatly, particularly in the high yield sector, due to rising expectations of a deeper recession.

Looking forward, we expect that near-term economic reports will be dire. The spending hiatus during the crisis and falling consumer confidence will probably result in a sharp drop in fourth quarter GDP. This trend could be exacerbated by a weakening employment picture and softening housing market. Clogged ports and borders, along with increased antiterrorism expenditures, will be a big drag on commerce. Offsetting these factors are lower interest rates and increased government spending on rebuilding and defense. In light of these developments, we have revised our forecast, favoring a V-shaped sharp decline and subsequent recovery rather than prolonged, subpar growth.

In this difficult time, with so many emotional crosscurrents in our society, we do well to remember how strongly investor psychology affects financial asset valuations. Selling assets is appropriate when euphoria reigns and the outlook seems bright. The greatest buying opportunities usually appear when the gloom is thickest, and in the last 18 months we have clearly moved down from unsustainable, euphoric heights.

We appreciate the confidence you have shown by investing in Standish mutual funds. If I can be of any further assistance, please do not hesitate to call.

Sincerely,

/s/ Ted Ladd

Edward H. Ladd
Chairman, Standish Mellon Asset Management

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                       Management Discussion and Analysis

The Standish Small Cap Equity Fund return for the fiscal year ended September 30, 2001 was (46.58)% versus (42.59)% for the benchmark Russell 2000 Growth Index. This decline follows an extended period of outperformance.

The small cap market trended down throughout the last twelve months. Rallies last October, in early January, and in April could not be sustained and eventually led to new lows. The fiscal year got off to a difficult start, with the fourth quarter of 2000 showing a sharp move down in small cap stocks. This was the result of increased investor nervousness about the possibility of an economic slowdown, as fourth quarter annualized GDP growth slowed to 3.4% from 5.2% in the third quarter.

Following a brief rally in January, markets resumed their downward trend in the first quarter of 2001, despite aggressive rate cutting from the Federal Reserve. Stocks experienced a surge upward beginning in April, led by the technology sector. The rally began to falter in June as companies preannounced disappointing second quarter earnings. This weakness cast doubt on investors' previous assumptions that the economy would begin to recover in the second half of the year and sent stocks into a downward spiral through the beginning of September. The terrorist attacks on the World Trade Center and Pentagon on September 11 eliminated any hopes of a near-term economic rebound and lowered stocks still further.

The Fund has not been immune to the negative returns and volatility that have swept the market. Returns have been impacted by our emphasis on growth, which has underperformed value over the last twelve months. On the positive side, an underweight in technology and communications stocks mitigated some of the negative performance. Throughout these turbulent times, we have maintained our focus on searching out companies with the strongest growth opportunities, while recognizing that these opportunities may be scarce in a slowing economy. We are seeing attractive prospects in the health care and biotechnology sectors, as well as in some technology and communications stocks that have suffered large price declines despite maintaining strong growth potential. Many firms in these sectors have strong balance sheets and rising unit sales and market share.

The outlook is far from certain. It appears likely that the September quarter was one of negative GDP growth. If the December quarter follows suit, this will be the first recession (commonly defined as two consecutive quarters of negative GDP growth) since the end of 1990. This trend was probably underway before the terrorist attacks on the World Trade Center and the Pentagon, and these events have exacerbated the situation.

As financial markets tend to lead rather than lag economic changes, we would expect an improvement as the market looks ahead to an eventual economic recovery. Given the already attractive valuations of small caps relative to large, the stronger earnings forecasts for small companies, and the tendency of small stocks to lead during a recovery, we believe the Fund is well positioned going forward.

A final note: with the turmoil, disruption, and emotional anguish caused by the terrorist attacks, we are more grateful than ever for your continued faith in Standish. Our hopes and prayers go out to all those impacted by these attacks. During these volatile times, our priority continues to be generating solid long-term results for our clients. We thank you for your continued confidence.

Sincerely,

/s/ B. Randall Watts                        /s/ Edward R. Walter

B. Randall Watts                            Edward R. Walter

Note: The Fund experienced a change in portfolio managers in May, as B. Randall Watts assumed responsibility for the portfolio. Prior to joining Standish in 2001, Mr. Watts was a portfolio manager and director at Westfield Capital Management in Boston, Massachusetts for nine years where he was responsible for investing assets in excess of $500 million in large and small capitalization U.S. equities. He is a Chartered Financial Analyst.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

            Comparison of Change in Value of $100,000 Investment in
   Standish Small Capitalization Equity Fund and the Russell 2000 Growth Index

                               Standish
                               Small Cap       Russell 2000
                              Equity Fund         Growth
                               $100,000          $100,000
              1988               98,409           101,952
                                105,495           111,444
                                112,134           117,413
                                113,989           120,248
                                112,441           116,285
                                124,003           124,865
                                121,136           122,542
                                120,638           118,086
                                125,625           121,430
                                126,996           119,411
                                122,050           114,760
              1989              127,612           120,372
                                132,082           125,509
                                131,737           125,814
                                136,898           129,307
                                144,273           135,753
                                149,614           142,255
                                147,838           137,675
                                158,540           144,127
                                162,174           148,271
                                163,655           149,975
                                153,593           141,768
                                154,890           143,025
              1990              158,351           144,647
                                144,914           129,717
                                148,167           134,634
                                151,795           140,805
                                149,246           136,627
                                159,297           148,807
                                157,529           149,690
                                153,642           142,892
                                131,200           122,204
                                120,245           110,628
                                113,545           104,425
                                126,995           114,025
              1991              137,914           119,464
                                149,619           130,683
                                169,279           145,697
                                177,082           155,961
                                178,383           154,105
                                190,689           161,547
                                182,160           150,552
                                196,322           157,375
                                201,877           164,322
                                205,080           166,800
                                221,394           173,902
                                204,779           164,830
              1992              227,096           180,614
                                243,395           194,801
                                242,827           196,879
                                234,252           185,557
                                220,907           174,783
                                218,010           174,392
                                205,801           163,271
                                212,956           168,396
                                211,593           161,913
                                220,679           166,433
                                229,482           173,277
                                246,404           189,449
              1993              249,187           194,647
                                251,877           197,061
                                241,179           186,359
                                250,751           191,159
                                244,182           185,094
                                256,632           196,190
                                259,385           196,657
                                264,327           198,620
                                281,720           208,132
                                296,860           215,006
                                301,552           221,224
                                299,613           212,276
              1994              319,513           220,652
                                332,758           226,526
                                331,322           225,529
                                308,355           211,675
                                314,554           211,999
                                310,574           207,248
                                294,869           198,392
                                294,802           201,219
                                312,183           215,985
                                312,250           216,890
                                314,263           219,200
                                296,748           210,331
              1995              307,845           215,286
                                307,772           210,901
                                316,609           220,647
                                326,396           227,092
                                325,958           230,507
                                323,182           233,527
                                334,673           249,619
                                367,980           269,074
                                380,835           272,395
                                388,796           278,003
                                370,901           264,328
                                386,459           275,996
              1996              399,683           282,112
                                397,366           279,776
                                408,580           292,534
                                426,075           298,317
                                474,970           321,219
                                507,866           337,691
                                469,815           315,748
                                406,480           277,201
                                441,495           297,723
                                455,809           313,055
                                432,030           299,550
                                439,186           307,881
              1997              469,083           313,884
                                486,355           321,725
                                447,383           302,296
                                411,245           280,963
                                402,034           277,704
                                465,541           319,443
                                497,071           330,272
                                524,420           347,182
                                540,216           357,597
                                600,060           386,134
                                557,907           362,942
                                556,012           354,290
              1998              540,175           354,488
                                533,999           349,759
                                588,844           380,640
                                612,289           396,607
                                623,383           399,039
                                576,598           370,049
                                569,376           373,830
                                534,523           342,616
                                409,553           263,540
                                436,871           290,263
                                459,583           305,415
                                505,740           329,115
              1999              549,431           358,900
                                586,876           375,050
                                536,140           340,733
                                586,761           352,863
                                618,774           384,021
                                600,167           384,628
                                642,929           404,898
                                631,949           392,386
                                612,533           377,711
                                629,176           385,001
                                665,928           394,857
                                771,214           436,593
              2000              984,055           513,565
                              1,004,098           508,788
                              1,366,941           627,183
                              1,211,123           561,267
                              1,086,057           504,579
                                926,807           460,378
                              1,099,923           519,858
                              1,020,023           475,306
                              1,129,164           525,309
                              1,054,756           499,201
                                967,991           458,655
                                766,594           375,377
              2001              794,359           398,346
                                803,346           430,588
                                709,323           371,563
                                625,669           337,781
                                714,162           379,135
                                734,211           387,916
                                744,581           398,495
                                705,866           364,499
                                669,224           341,736
                                563,448*          286,597

          ------------------------------------------------------------

                         Average Annual Total Return
                         (for periods ended 9/30/01)

                                                           Since
                                                           Inception
            1 Year      3 Year     5 Year     10 Year     01/01/1988*
            ------      ------     ------     -------     -----------

           (46.58)%      8.85%      4.33%     10.64%        13.40%

          ------------------------------------------------------------

           * Combined limited partnership and mutual fund performance.

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $18,788,871)                                                  $16,649,574
  Cash                                                                576,226
  Receivable for investments sold                                     757,817
  Receivable for Fund shares sold                                         225
  Interest and dividends receivable                                     3,156
  Receivable for variation margin on open financial
    futures contracts (Note 6)                                         40,235
  Prepaid expenses                                                      8,188
                                                                  -----------
    Total assets                                                   18,035,421
LIABILITIES
  Payable for investments purchased                     $913,809
  Accrued accounting, custody and transfer agent fees     16,316
  Accrued trustees' fees and expenses (Note 2)             1,390
  Accrued expenses and other liabilities                  30,724
                                                        --------
    Total liabilities                                                 962,239
                                                                  -----------
NET ASSETS                                                        $17,073,182
                                                                  ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $28,050,051
  Accumulated net realized loss                                    (8,819,412)
  Net unrealized depreciation                                      (2,157,457)
                                                                  -----------
TOTAL NET ASSETS                                                  $17,073,182
                                                                  ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           2,094,718
                                                                  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      8.15
                                                                  ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                     $    153,943
  Dividend income                                                           14,728
                                                                      ------------
    Total investment income                                                168,671
EXPENSES
  Investment advisory fee (Note 2)                      $    242,414
  Accounting, custody, and transfer agent fees               105,427
  Professional fees                                           51,936
  Insurance expense                                            8,792
  Trustees' fees and expenses (Note 2)                         6,374
  Registration fees                                            6,086
  Miscellaneous                                               11,350
                                                        ------------
    Total expenses                                           432,379

Deduct:
  Waiver of investment advisory fee (Note 2)                (133,402)
                                                        ------------
    Net expenses                                                           298,977
                                                                      ------------
      Net investment loss                                                 (130,306)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss
    Investment security transactions                      (6,908,689)
    Financial futures contracts                           (1,921,446)
                                                        ------------
      Net realized loss                                                 (8,830,135)
  Change in unrealized appreciation (depreciation)
    Investment securities                                (30,347,653)
    Financial futures contracts                              685,840
                                                        ------------
      Change in net unrealized appreciation
        (depreciation)                                                 (29,661,813)
                                                                      ------------
    Net realized and unrealized loss                                   (38,491,948)
                                                                      ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(38,622,254)
                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                      $    (130,306)      $  (1,057,779)
  Net realized gain (loss)                                    (8,830,135)         90,466,086
  Change in net unrealized appreciation (depreciation)       (29,661,813)         10,575,161
                                                           -------------       -------------
  Net increase (decrease) in net assets from investment
    operations                                               (38,622,254)         99,983,468
                                                           -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net realized gains on investments                     (64,020,068)        (28,497,713)
                                                           -------------       -------------
  Total distributions to shareholders                        (64,020,068)        (28,497,713)
                                                           -------------       -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                             5,068,671          13,599,648
  Value of shares issued to shareholders in payment of
    distributions declared                                    64,020,068          26,646,611
  Cost of shares redeemed                                   (100,436,178)       (108,000,965)
                                                           -------------       -------------
  Net decrease in net assets from Fund share
    transactions                                             (31,347,439)        (67,754,706)
                                                           -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (133,989,761)          3,731,049
NET ASSETS
  At beginning of year                                       151,062,943         147,331,894
                                                           -------------       -------------
  At end of year                                           $  17,073,182       $ 151,062,943
                                                           =============       =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      NINE MONTHS
                                                           YEAR ENDED SEPTEMBER 30,                       ENDED      YEAR ENDED
                                          ----------------------------------------------------------  SEPTEMBER 30,  DECEMBER 31,
                                             2001(5)        2000(5)        1999(5)        1998(5)        1997(5)       1996(5)
                                          -------------  -------------  -------------  -------------  -------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR           $230.48       $ 163.38       $ 125.22       $ 199.50       $ 158.88       $ 160.38
                                             -------       --------       --------       --------       --------       --------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                         (0.07)(1)      (1.29)(1)      (0.84)(1)      (0.93)(1)      (0.69)(1)         --
  Net realized and unrealized gain
    (loss) on investments                     (54.83)(6)     101.69          53.31         (49.71)         44.40          27.87
                                             -------       --------       --------       --------       --------       --------
Total from investment operations              (54.90)        100.40          52.47         (50.64)         43.71          27.87
                                             -------       --------       --------       --------       --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments      (167.43)        (33.30)        (14.31)        (23.64)         (3.09)        (29.37)
                                             -------       --------       --------       --------       --------       --------
Total distributions to shareholders          (167.43)        (33.30)        (14.31)        (23.64)         (3.09)        (29.37)
                                             -------       --------       --------       --------       --------       --------
NET ASSET VALUE, END OF YEAR                 $  8.15       $ 230.48       $ 163.38       $ 125.22       $ 199.50       $ 158.88
                                             =======       ========       ========       ========       ========       ========
TOTAL RETURN+++                               (46.58)%        67.64%         44.02%        (27.20)%        27.92%++       17.36%
RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                 0.74%          0.74%          0.74%          0.74%          0.74%+         0.75%
  Net Investment Loss (to average daily
    net assets)*                               (0.33)%        (0.57)%        (0.56)%        (0.57)%        (0.57)%+       (0.44)%
  Portfolio Turnover                             136%(4)        153%(4)        173%(3)        107%(3)         70%++(3)       28%(4)
  Net Assets, End of Year (000's
    omitted)                                 $17,073       $151,063       $147,332       $147,000       $274,368       $244,131

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary action had not been taken, the investment loss per share and the ratios would have been:

    Net investment loss per share            $ (0.14)(1)   $  (0.45)(1)   $  (0.30)(1)   $  (0.34)(1)   $  (0.23)(1)   $  (0.01)
    Ratios (to average daily net
      assets):
      Expenses(2)                               1.08%          0.77%          0.80%          0.78%          0.74%+         0.76%
      Net investment loss                      (0.67)%       (0.60)%        (0.62)%         (0.61)%        (0.57)%+       (0.45)%

+    Computed on an annualized basis.
++   Not annualized.
+++  Total return would have been lower in the absense of expense waivers.
(1)  Calculated using average shares outstanding.
(2) Includes the Fund's share of the Standish Small Capitalization Equity Portfolio's allocated expenses for periods from May 3, 1996 to January 27, 2000.
(3) Represents activity of the Standish Small Capitalization Equity Portfolio while the Fund was invested in the Standish Small Capitalization Equity Portfolio.
(4) Represents portfolio turnover of the Standish Small Capitalization Equity Portfolio while the Fund was investing directly in securities.
(5) Amounts were adjusted to reflect a 1:3 reverse share split effective December 14, 2000.
(6) Amount includes litigation proceeds received by the Fund for $0.14 relating to NASDAQ recovery.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

EQUITIES -- 91.8%
CAPITAL GOODS -- 1.6%
Photon Dynamics, Inc.*                                     2,100   $    48,615
Ultimate Electronics, Inc.*                                6,400       111,040
Universal Compression Holdings, Inc.*                      5,300       119,250
                                                                   -----------
                                                                       278,905
                                                                   -----------
CONSUMER STABLE -- 5.8%
Dial Corp.                                                15,800       261,490
Dole Food Co., Inc.                                        7,700       164,780
Performance Food Group Co.*                                5,900       168,327
United Natural Foods, Inc.*                               11,700       212,706
Whole Foods Market, Inc.*                                  5,500       172,755
                                                                   -----------
                                                                       980,058
                                                                   -----------
EARLY CYCLICAL -- 1.3%
Atlantic Coast Airlines, Inc.*                             2,300        30,590
Helen of Troy Ltd.*                                       16,500       172,425
Skywest, Inc.                                              1,000        16,720
                                                                   -----------
                                                                       219,735
                                                                   -----------
ENERGY -- 5.1%
Cal Dive International, Inc.*                              5,000        83,300
Core Laboratories, Inc.*                                   9,800       126,028
Covanta Energy Corp.*                                     19,500       227,760
Newfield Exploration Co.*                                  6,500       189,800
Stone Energy Corp.*                                        4,900       157,780
Vintage Petroleum, Inc.                                    5,000        79,250
                                                                   -----------
                                                                       863,918
                                                                   -----------
FINANCIAL -- 10.3%
Annuity & Life Re Holdings Ltd.                            4,600       156,170
Costar Group, Inc.*                                        4,700        84,459
CVB Financial Corp.                                        5,500       118,250
East West Bancorp, Inc.                                    5,900       138,001
Eaton Vance Corp.                                          8,700       272,745
Federal Agricultural Mortgage Corp., Class C*              3,000       100,140
Indymac Bancorp, Inc.*                                     7,400       200,614
Investment Technology Group, Inc.*                         1,300        72,137
New York Community Bancorp, Inc.                           6,950       161,309
Southwest Bancorp of Texas, Inc.*                            600        17,850
Texas Regional Bancshares, Class A                         2,500        85,425
Vesta Insurance Group, Inc.                               21,600       282,960
W Holding Co., Inc.                                        5,100        71,400
                                                                   -----------
                                                                     1,761,460
                                                                   -----------
GROWTH CYCLICAL -- 2.8%
Anntaylor Stores Corp.*                                    4,500        98,640
Hot Topic, Inc.*                                           6,200       155,620

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

GROWTH CYCLICAL (CONTINUED)
K Swiss, Inc., Class A                                     3,800   $    93,290
Ruby Tuesday, Inc.                                         4,500        70,650
Six Flags, Inc.*                                           5,100        62,373
                                                                   -----------
                                                                       480,573
                                                                   -----------
HEALTH CARE -- 23.4%
AdvancePCS*                                                3,200       229,696
Alkermes, Inc.*                                            7,800       152,724
AmerisourceBergen Corp.*                                   5,700       404,415
Arthocare Corp.*                                           9,100       178,360
Charles River Laboratories International, Inc.*           10,100       357,237
Conceptus, Inc.*                                           3,800        66,120
Cooper Companies, Inc.                                     3,000       140,700
Cubist Pharmaceuticals, Inc.*                              3,900       127,803
Cyberonics, Inc.*                                          4,500        70,920
Eclipsys Corp.*                                           13,300       176,890
Illumina, Inc.*                                           12,000        78,000
ImClone Systems, Inc.*                                     1,800       101,790
ImmunoGen, Inc.*                                           6,500        58,825
North American Scientific, Inc.*                           6,100        65,880
Orthodontic Centers of America, Inc.*                     12,200       300,730
Pharmaceutical Product Development, Inc.*                  7,100       207,959
Province Healthcare Co.*                                   8,900       326,986
Renal Care Group, Inc.*                                    8,300       255,391
Rightchoice Managed Care, Inc.*                            3,200       160,160
Sepracor, Inc.                                             2,000        71,800
Syncor International Corp.*                                3,800       120,954
Thoratec Corp.*                                            8,300       137,282
Transkaryotic Therapies, Inc.*                             3,800       103,132
XOMA Ltd.*                                                11,900       100,317
                                                                   -----------
                                                                     3,994,071
                                                                   -----------
SERVICES -- 16.9%
Bright Horizons Family Solutions, Inc.*                   11,300       305,100
Cablevision Systems Corp. - Rainbow Media Group            3,700        74,925
Career Education Corp.*                                    3,200       176,000
Central Parking Corp.                                     10,300       144,097
Corporate Executive Board Co.*                             3,000        78,240
Crown Media Holdings, Inc., Class A*                      14,700       150,675
Devry, Inc.*                                               5,300       190,270
Education Management Corp.*                                5,700       173,052
Entercom Communications Corp.*                             4,300       146,200
Insight Communications, Inc.*                              8,900       163,760
Iron Mountain, Inc.*                                       9,600       397,920
Mediacom Communications Corp.*                            19,200       250,176
Mobile Mini, Inc.*                                         6,600       171,336
Salem Communications Corp., Class A*                       7,100       138,450

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                      VALUE
SECURITY                                                 SHARES     (NOTE 1A)
--------------------------------------------------------------------------------

SERVICES (CONTINUED)
SBA Communications Corp.*                                  7,900   $   105,465
Scholastic Corp.*                                          5,200       226,200
                                                                   -----------
                                                                     2,891,866
                                                                   -----------
TECHNOLOGY -- 20.4%
Alloy Online, Inc.*                                        5,300        65,402
Applied Micro Circuits Corp.*                              8,300        58,017
ChoicePoint, Inc.*                                         7,200       299,808
Cymer, Inc.*                                               9,500       159,125
Digitas, Inc.*                                             8,000        18,400
Earthlink, Inc.*                                          26,300       400,549
eFunds Corp.*                                             11,600       193,140
Exar Corp.*                                                5,500        95,150
I-Many, Inc.*                                             14,500        33,640
Integrated Device Technology, Inc.*                        3,400        68,408
KPMG Consulting, Inc.*                                    26,200       283,222
Lam Research Corp.*                                        5,000        84,750
Level 3 Communications, Inc.*                             16,500        62,370
LTX Corp.*                                                 3,800        51,718
Macromedia, Inc.*                                          6,400        77,504
Manugistics Group, Inc.*                                   5,300        30,846
Merix Corp.*                                              12,100       170,005
Newport Corp.                                              3,400        47,940
Optimal Robotics Corp. ADR*                                7,500       183,750
Palm, Inc.*                                               50,100        73,146
Parametric Technology Corp.*                               7,700        39,963
Perot Systems Corp., Class A*                              3,000        48,450
Plexus Corp.*                                              2,600        61,308
Powerwave Technologies, Inc.*                             15,500       184,760
Riverstone Networks, Inc.*                                 7,800        40,950
Storage Networks, Inc.*                                   27,800       110,088
Sycamore Networks, Inc.*                                  20,500        71,340
Triquint Semiconductor, Inc.*                             11,200       179,088
Varian Semiconductor Equipment Associates, Inc.*           1,900        49,115
Veeco Instruments, Inc.*                                   4,900       129,850
Vignette Corp.*                                           32,900       116,466
                                                                   -----------
                                                                     3,488,268
                                                                   -----------
UTILITIES -- 4.2%
Allete, Inc.                                              10,400       266,656
NICOR, Inc.                                                4,900       189,875
NSTAR                                                      6,100       255,590
                                                                   -----------
                                                                       712,121
                                                                   -----------
TOTAL EQUITIES (COST $17,810,329)                                   15,670,975
                                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND
                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                                                           PAR         VALUE
SECURITY                           RATE      MATURITY     VALUE      (NOTE 1A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
U.S. GOVERNMENT AGENCY -- 0.9%
FHLMC Discount Note=/=+            2.828%   12/13/2001   $150,000  $   149,145
                                                                   -----------
REPURCHASE AGREEMENTS -- 4.8%
Tri-party repurchase agreement dated 09/28/01 with Salomon Smith
Barney, Inc. and Investors Bank and Trust Company, due 10/01/01,
with a maturity value of $829,613 and an effective yield of
2.30%, collateralized by a U.S. Government Obligation with a rate of 8.00%, a maturity date of 11/15/21 and a market value of
$858,339.                                                              829,454
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS (COST $978,542)                           978,599
                                                                   -----------

TOTAL INVESTMENTS -- 97.5% (COST $18,788,871)                      $16,649,574
OTHER ASSETS, LESS LIABILITIES -- 2.5%                                 423,608
                                                                   -----------
NET ASSETS -- 100.0%                                               $17,073,182
                                                                   ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
FHLMC - Federal Home Loan Mortgage Corporation

*    Non-income producing security.
=/=  Rate noted is yield to maturity.
+    Denotes all or part of security segregated as collateral.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      On July 31, 2001, Standish, Ayer & Wood, Inc. ("Standish") was acquired by Mellon Financial Corporation ("Mellon") by merging Standish into a newly formed subsidiary of Mellon. This new entity is named Standish Mellon Asset Management Company LLC ("Standish Mellon") and serves as the Fund's investment adviser. Advisory agreements between the Funds and Standish Mellon were approved at a special shareholder meeting held on July 30, 2001. The unaudited voting results for the Fund appear in Note 9.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the trustees determine during such sixty-day period that amortized value does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Fund to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Collateral for certain tri-party repurchase agreements is held at the custodian in a segregated account for the benefit of the Fund and the counterparty. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value and accrued interest of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

      At September 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover is $3,406,176 which expires on September 30, 2009. The Fund elected to defer to its fiscal year ending September 30, 2002 $5,315,226 of losses recognized during the period November 1, 2000 to September 30, 2001.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders are recorded on the ex-dividend date. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. Dividends from net investment income and distributions from capital gains, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses, redemptions in-kind, and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications among paid in capital, undistributed net investment income and accumulated net realized gain
      (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. The calculation of net investment income per share in the financial highlights table excludes these reclassifications.

      F. EXPENSES

      The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish Mellon for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.60% of the Fund's average daily net assets. Standish Mellon voluntarily agreed to limit total Fund operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.74% of the Fund's average daily net assets for the year ended September 30, 2001. Pursuant to this agreement, for the year ended September 30, 2001, Standish Mellon voluntarily did not impose $133,402 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by Standish Mellon at any time. No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Fund for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Trust pays the legal fees for the independent counsel of the Trustees.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 2001, were $54,917,922 and $138,901,564, respectively. For the year ended September 30, 2001, the Fund did not purchase or sell any long-term U.S. Government securities.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                       YEAR ENDED             YEAR ENDED
                                                                   SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                                                                  ---------------------  ---------------------
         Shares sold                                                       415,651                58,753
         Shares issued to shareholders in payment of
           distributions declared                                        3,573,540               150,393
         Shares redeemed                                                (2,549,909)             (455,486)
                                                                       -----------             ---------
         Net increase (decrease)                                         1,439,282              (246,340)
                                                                       ===========             =========

      On December 7, 2000, the Fund redeemed 575,200 shares on an in-kind basis for a total market value of $15,102,597, resulting in realized loss of $153,256.

      At September 30, 2001, three shareholders held of record approximately 30%, 20%, and 12% of the total outstanding shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                             $18,905,041
                                                                    ===========
         Gross unrealized appreciation                                 959,975
         Gross unrealized depreciation                              (3,215,442)
                                                                    -----------
         Net unrealized depreciation                                $(2,255,467)
                                                                    ===========

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      The Fund trades the following instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Fund may use options to seek to hedge against risks of market exposure and changes in securities prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

      The Fund did not enter into option transactions during the year ended September 30, 2001.

      FUTURES CONTRACTS

      The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to the margin requirements, the Fund deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

      At September 30, 2001, the Fund held the following financial futures contracts:

                                                                        UNDERLYING FACE   UNREALIZED
         CONTRACT                            POSITION  EXPIRATION DATE  AMOUNT AT VALUE  GAIN (LOSS)
         --------------------------------------------------------------------------------------------
         Nasdaq 100 Index (3 contracts)        Long        12/21/2001     $  352,500        (55,972)

         Russell 2000 Index (5 contracts)      Long        12/21/2001      1,015,125         37,812
                                                                                           --------
                                                                                           $(18,160)
                                                                                           ========

      At September 30, 2001, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7)   LINE OF CREDIT:

      The Fund, and other funds in the Trust and subtrusts in the Standish, Ayer & Wood Master Portfolio Trust (the "Portfolio Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended
      September 30, 2001, the expense related to the commitment fee was $1,622 for the Fund.

      During the year ended September 30, 2001, the Fund had no borrowings under the credit facility.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH SMALL CAPITALIZATION EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(8)   REVERSE SHARE SPLIT:

      On December 14, 2000, the Trustees of the Fund approved a 1:3 reverse share split for the Fund. The reverse share split was effective as of December 14, 2000. The reverse share split was effected to bring the Fund's net asset value back in line with similarly managed funds. Each shareholder may determine the number of shares it owns as a result of the reverse share split by dividing the number of shares owned immediately prior to the reverse share split by three. The reverse share split did not result in a change to the value of shareholder account balances.

      The Financial Statements have been restated to reflect the reverse share split.

(9)   PROXY VOTING RESULTS (UNAUDITED):

      A special meeting of shareholders was held on July 30, 2001. The final voting results from the special meeting are as follows:

      To approve a new investment advisory agreement between each Fund and Standish Mellon, the successor to Standish:

         Affirmative                                              1,705,154.026
         Against                                                          0.000
         Abstain                                                          0.000
                                                                  -------------
         Total                                                    1,705,154.026
                                                                  =============

--------------------------------------------------------------------------------

      TAX INFORMATION (UNAUDITED)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designated $27,646,241 as capital gain dividends for the year ended September 30, 2001.

                         REPORT OF INDEPENDENT ACCOUNTANTS

   To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

   PricewaterhouseCoopers LLP
   Boston, Massachusetts
   November 12, 2001

                          [LOGO] STANDISH FUNDS(R)
                                 One Financial Center
                                 Boston, MA 02111-2662
                                 800.221.4795
                                 www.standishmellon.com